-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

                                 CMBS NEW ISSUE

                                  CSFB 2004-C5

                       COLLATERAL & STRUCTURAL TERM SHEET

                                 $1,701,161,000

                                  (APPROXIMATE)

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2004-C5

                                [GRAPHIC OMITTED]
                                     COLUMN
                                    FINANCIAL
                      a CREDIT SUISSE FIRST BOSTON company

[LA SALLE BANK ABN AMRO LOGO]      [KEY BANK LOGO]        [LEHMAN BROTHERS LOGO]

CREDIT SUISSE FIRST BOSTON                                 ABN AMRO INCORPORATED

KEYBANC CAPITAL MARKETS                                                 JPMORGAN

--------------------------------------------------------------------------------
 Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
 Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
 and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS
 MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION
 IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
 SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS
 TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED
 HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY
 FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
 YOU.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

I.       TRANSACTION OFFERING

------------------------------------------------------------------------------------------------------------------------------------
                                                                            ASSUMED
                            INITIAL     APPROXIMATE                        WEIGHTED
                           PRINCIPAL      OF TOTAL               INITIAL   GAVERAGE
                            BALANCE       INITIAL   %APPROXIMATE  PASS-      LIFE       EXPECTED  EXPECTED
             EXPECTED     OR NOTIONAL    PRINCIPAL     CREDIT     THROU     (YEARS)     MATURITY  PRINCIPAL       LEGAL       ERISA
   CLASS    RATINGS(1)      AMOUNT        BALANCE     SUPPORT    RATE (2)     (3)         (3)     WINDOW (3)      STATUS       (4)
   -----    ----------      ------        -------     -------    --------     ---         ---     ----------      ------       ---

 OFFERED CERTIFICATES:
    A-1      AAA/Aaa        $64,132,000     3.44%       20.00%       %         2.7        08/09   01/05-08/09     Public       Yes
    A-2      AAA/Aaa       $241,510,000     12.94%      20.00%       %         4.9        12/09   08/09-12/09     Public       Yes
    A-3      AAA/Aaa       $101,000,000     5.41%       20.00%       %         6.8        11/11   07/11-11/11     Public       Yes
   A-AB      AAA/Aaa        $78,553,000     4.21%       20.00%       %         7.2        01/14   12/09-01/14     Public       Yes
    A-4      AAA/Aaa       $575,660,000     30.84%      20.00%       %         9.7        12/14   01/14-12/14     Public       Yes
   A-1-A     AAA/Aaa       $432,620,000     23.17%      20.00%       %         8.5        12/14   01/05-12/14     Public       Yes
    A-J      AAA/Aaa       $100,343,000     5.38%       14.63%       %         10.0       12/14   12/14-12/14     Public       Yes
     B        AA/Aa2        $58,339,000     3.13%       11.50%       %         10.0       12/14   12/14-12/14     Public       Yes
     C       AA-/Aa3        $16,334,000     0.87%       10.63%       %         10.0       12/14   12/14-12/14     Public       Yes
     D         A/A2         $32,670,000     1.75%       8.88%        %         10.0       12/14   12/14-12/14     Public       Yes

 NON-OFFERED CERTIFICATES (5):

     E        A-/A3         $25,669,000     1.37%       7.50%        %         10.0       12/14   12/14-12/14  Private-144A    Yes
     F      BBB+/Baa1       $23,336,000     1.25%       6.25%        %         10.0       12/14   12/14-12/14  Private-144A    Yes
     G      BBB /Baa2       $18,668,000     1.00%       5.25%        %         10.0       12/14   12/14-12/14  Private-144A    Yes
     H      BBB-/Baa3       $25,669,000     1.37%       3.88%        %         10.0       12/14   12/14-12/14  Private-144A    Yes
     J       BB+/Ba1         $4,668,000     0.25%       3.63%        %         10.0       12/14   12/14-12/14  Private-144A    No
     K       BB /Ba2        $11,667,000     0.62%       3.00%        %         10.0       01/15   12/14-01/15  Private-144A    No
     L       BB-/Ba3         $9,335,000     0.50%       2.50%        %         10.0       01/15   01/15-01/15  Private-144A    No
     M        NR/B1          $7,000,000     0.37%       2.13%        %         10.0       01/15   01/15-01/15  Private-144A    No
     N        NR/B2         $ 9,334,000     0.50%       1.63%        %         10.0       01/15   01/15-01/15  Private-144A    No
     O        NR/B3          $4,668,000     0.25%       1.38%        %         10.1       02/15   01/15-02/15  Private-144A    No
     P        NR/NR         $25,669,179     1.38%       0.00%        %         13.3       08/26   02/15-08/26  Private-144A    No
    A-X      AAA/Aaa     $1,866,844,179 (6)  N/A         N/A         %         8.4        08/26       N/A      Private-144A    Yes
   A-SP      AAA/Aaa     $1,715,073,000 (6)  N/A         N/A         %         5.5        12/11       N/A      Private-144A    Yes
------------------------------------------------------------------------------------------------------------------------------------

(1)  These classes are expected to be rated by Standard & Poor's Ratings
     Services and Moody's Investors Service. "NR" means not rated.
(2)  Classes _, _ and _ will be fixed rate. Classes_, _ and _ will have a pass through rate that is fixed subject to the net WAC of the mortgage pool.
     Classes _ and _ will have a pass through rate that is equal to the net WAC of the mortgage pool.
(3)  Assumes 0% CPR, no defaults, no extensions and ARD Loans (as described in the prospectus supplement) pay in full on their respective anticipated repayment dates. Otherwise based on "Modeling Assumptions" set forth in the prospectus supplement. Assumed weighted average life expressed in years.
(4)  Expected to be eligible for Credit Suisse First Boston LLC individual prohibited transaction exemption under ERISA. (5) Not offered by the prospectus supplement or this term sheet. (6) Notional Amount

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

II.   MORTGAGE LOAN SELLER PROFILE:
       Column Financial, Inc., "Column," will be selling 142 mortgage loans and one mortgage note, representing 56.4% of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for
       transfer to the trust. Column was established in August 1993 and is an indirect wholly owned subsidiary of Credit Suisse Group. Column has originated more than 6,400 commercial and multifamily mortgage loans, totaling approximately $59 billion, since its inception. Column sources, underwrites and closes various mortgage loan products through 18 production offices located throughout the U.S. and Canada.

       LaSalle Bank National Association, "LaSalle," will be selling 60 mortgage loans, representing 19.9% of the initial mortgage pool balance, to Credit
       Suisse First Boston Mortgage Securities Corp. for transfer to the trust.
       LaSalle is a national banking association whose principal offices are in
       Chicago, Illinois. LaSalle offers a variety of banking services to customers including commercial and retail banking, trust services and asset management. LaSalle's business is subject to examination and regulation by federal banking authorities and its primary federal bank regulatory authority is the office of the Comptroller of the Currency.
       LaSalle is a subsidiary of LaSalle Bank Corporation, which is a subsidiary of ABN AMRO North America Holding Company, which is a subsidiary of ABN AMRO Bank N.V., a bank organized under the laws of The
       Netherlands. As of September 30, 2004, LaSalle had total assets of approximately $61.7 billion. The principal offices of LaSalle are located at 135 South LaSalle Street, Chicago, Illinois 60603.

       KeyBank National Association, "KeyBank," will be selling 25 mortgage loans, representing 15.1% of the initial mortgage pool balance, to Credit
       Suisse First Boston Mortgage Securities Corp. for transfer to the trust.
       KeyBank, a wholly owned subsidiary of KeyCorp, is a national banking association. KeyBank, headquartered in Cleveland, Ohio, provides financial services, including commercial and multifamily real estate financing, throughout the United States. As of September 30, 2004,
       KeyBank had total assets of approximately $77.38 billion, total liabilities including minority interests in consolidated subsidiaries of approximately $72.24 billion and approximately $5.14 billion in stockholders' equity. As of September 30, 2004, KeyBank Real Estate
       Capital, a division of KeyBank, had total assets of approximately $8.9 billion, comprised of construction and interim loans, CMBS investments, and conduit and other fixed rate permanent loans. The Commercial Mortgage
       Group originated approximately $2.2 billion in commercial mortgage loans in 2003 and has a current servicing portfolio of $29.4 billion.

       Lehman Brothers Holdings Inc., "Lehman," will be selling one mortgage note, representing 8.6% of the initial mortgage pool balance, to Credit
       Suisse First Boston Mortgage Securities Corp. for transfer to the trust.
       Lehman is a corporation organized under the laws of Delaware. Lehman is one of the leading global investment banks serving institutional, corporate, government and high-net-worth individual clients and customers. Lehman's worldwide headquarters in New York and regional headquarters in London and Tokyo are complemented by offices in additional locations in North America, Europe, the Middle East, Latin
       America and the Asia Pacific region. Lehman's principal executive offices are located at 745 Seventh Avenue, New York, New York 10019, Telephone
       (212) 526-7000.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

III.  COLLATERAL OVERVIEW (1)

     o  MORTGAGE LOAN POOL
        Initial Mortgage Pool Balance:            $1,866,844,179
        Average Cut-off Date Principal Balance:   $8,187,913
        Loans / Properties:                       228 / 234
        Largest Loan:                             17.1%
        Five Largest Loans / Group of Loans:      29.7%
        Ten Largest Loans / Group of Loans:       37.6%

     o  PROPERTY TYPE CONCENTRATIONS
        Retail:                                   42.7% (Anchored 38.1%,
                                                  Unanchored 4.6%)
        Multifamily (2):                          28.1%
        Office:                                   22.1%
        Industrial:                               5.0%
        Hotel:                                    1.4%
        Self Storage:                             0.5%
        Mixed Use:                                0.3%

     o  GEOGRAPHIC DISTRIBUTION
        New York:                                 23.6%
        California (3):                           13.0% (Southern 7.7%,
                                                  Northern 5.3%)
        Texas:                                    8.7%
        Florida:                                  5.8%
        Indiana:                                  5.2%
        Georgia:                                  5.0%
        Other:                                    31 other states and the
                                                  District of Columbia, each
                                                  individually represent less
                                                  than 4.7%

     o  CREDIT STATISTICS
        Wtd. Avg. Underwritten DSCR: 1.43x Wtd. Avg. Cut-off Date LTV Ratio:
        71.9% Wtd. Avg. Balloon/ARD LTV Ratio: 63.6%

(1)  All information provided based on a Cut-off Date in December 2004 unless otherwise noted.

(2)  Includes residential Cooperative and Manufactured Housing properties, which comprise 0.6% and 4.4% of the initial mortgage pool balance, respectively.

(3)  "Southern California" consists of mortgaged real properties in California in zip codes less than or equal to 93600. "Northern California" consists of mortgaged real properties in zip codes greater than 93600.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

III.  COLLATERAL OVERVIEW (CONTINUED)

      o  LOANS WITH RESERVE REQUIREMENTS (1, 2)
         Tax escrows:                               88.6%
         Insurance escrows:                         79.3%
         Cap. Ex escrows:                           64.0%
         TI/LC escrows (3):                         70.9%

      o  MORTGAGE LOAN POOL CHARACTERISTICS
         Gross WAC:                                 5.5860%
         Wtd. Avg. Remaining Term (4):              108 Months
         Wtd. Avg. Seasoning:                       2 Months

         Call Protection:                           All of the mortgage loans
                                                    provide for either a
                                                    prepayment lockout period
                                                    ("Lockout"), a defeasance
                                                    period ("Defeasance"), a
                                                    yield maintenance premium
                                                    period ("YMP"), a static
                                                    prepayment premium period
                                                    ("SPP"), or a combination
                                                    thereof.

         Lockout/Defeasance:                        94.7%

         Ownership Interest:                        93.5% (Fee); 6.5%
                                                    (Fee/Leasehold)

         Delinquency:                               None of the mortgage loans
                                                    will be delinquent with
                                                    respect to any monthly debt
                                                    service payment for 30 days
                                                    or more as of the December
                                                    2004 due date or at any time
                                                    during the 12-month period
                                                    preceding that date.

(1)  Includes loans with provisions for upfront and/or collected reserves. (2)
     Includes those loans providing for springing reserves.

(3)  TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use and industrial properties.

(4)  In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

IV.   TRANSACTION OVERVIEW

OFFERED CERTIFICATES:      Classes A-1, A-2, A-3, A-AB, A-4, A-1-A, A-J, B, C and D

PASS-THROUGH STRUCTURE:    Senior/Subordinate, Sequential Pay Pass-Through Certificates

MORTGAGE LOAN SELLERS:     Column Financial, Inc., KeyBank National Association,  LaSalle Bank National Association,  and
                           Lehman Brothers Holdings Inc

BOOKRUNNER:                Credit Suisse First Boston LLC

CO-LEAD MANAGERS:          Credit Suisse First Boston LLC and ABN AMRO Incorporated

CO-MANAGERS:               KeyBanc Capital Markets and J.P. Morgan Securities Inc.

RATING AGENCIES:           Standard & Poor's Ratings Services and Moody's Investors Service, Inc.

MASTER SERVICER:           KeyCorp Real Estate Capital Markets, Inc.

PRIMARY SERVICERS:         KeyCorp Real Estate Capital Markets, Inc. and GMAC Commercial Mortgage Corp.

SPECIAL SERVICER:          Lennar Partners, Inc.

TRUSTEE:                   Wells Fargo Bank, N.A.

PAYING AGENT:              LaSalle Bank, N.A.

CUT-OFF DATE:              December 2004

SETTLEMENT DATE:           On or about December 29, 2004

DISTRIBUTION DATE:         The fourth business day following the Determination Date in that month, beginning January 2005

DETERMINATION DATE:        The  eleventh  calendar day of the month,  or, if the eleventh  calendar day is not a business day, the next succeeding business day, beginning in January 2005

MINIMUM DENOMINATIONS:     $10,000 for all offered certificates and in additional multiples of $1

SETTLEMENT TERMS:          DTC, Euroclear and Clearstream, same day funds, with accrued interest

SMMEA:                     None of the certificates will be  "mortgage related securities" for purposes of SMMEA

ERISA:                     Classes A-1, A-2, A-3, A-AB, A-4, A-1-A, A-J, B, C and D are expected to be eligible for the
                           Lead Manager's individual prohibited transaction exemption with respect to ERISA, subject to certain conditions of eligibility

TAX TREATMENT:             REMIC

ANALYTICS:                 Cashflows are expected to be available  through  Bloomberg,  the Trepp Group,  Intex Solutions and Standard & Poor's Conquest

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

V.    STRUCTURE DESCRIPTION

                                                          [GRAPHIC OMITTED]

                                                         ADMINISTRATIVE FEE
------------------------------------------------------------------------------------------------------------------------------------

     PRIVATE                                                                                                       A-X
      A-SP                                                                                                       Aaa/AAA
     AAA/Aaa
------------------------------------------------------------------------------------------------------------------------------------

 PUBLIC    PUBLIC    PUBLIC    PUBLIC    PUBLIC    PUBLIC    PUBLIC    PUBLIC    PUBLIC    PUBLIC    PRIVATE    PRIVATE    PRIVATE

 Class     Class      Class     Class     Class     Class     Class     Class     Class     Class     Class      Class      Class

 A-1-A      A-1        A-2       A-3       A-AB      A-4       A-J         B        C         D         E           F          G

AAA/Aaa   AAA/Aaa    AAA/Aaa   AAA/Aaa   AAA/Aaa   AAA/Aaa   AAA/Aaa    AA/Aa2   AA-/Aa3     A/A2     A-/A3     BBB+/Baa1  BBB/Baa2

------------------------------------------------------------------------------------------------------------------------------------

                                                                 A-X
                                                               Aaa/AAA

------------------------------------------------------------------------------------------------------------------------------------

PRIVATE    PRIVATE   PRIVATE   PRIVATE   PRIVATE    PRIVATE   PRIVATE   PRIVATE

 Class      Class     Class     Class     Class      Class     Class     Class

   H          J         K         L         M          N         O         P

BBB-/Baa3  BB+/Ba1   BB/Ba2    BB-/Ba3    NR/B1      NR/B2     NR/B3     NR/NR

o    For purposes of distributions to the Class A-1, A-2, A-3, A-AB, A-4 and
     A-1-A Certificates, the mortgage loans will consist of two loan groups
     ("Loan Group No. 1" and "Loan Group No. 2"). Generally, principal and interest distributions relating to Loan Group No. 1 will be allocated to the Class A-AB (until its balance reaches a scheduled balance), then to the
     A-1, A-2, A-3, A-AB and A-4 Certificates sequentially. Generally, principal and interest distributions relating to Loan Group No. 2 will be allocated to the Class A-1-A Certificates. Please see the Preliminary Prospectus
     Supplement for more detailed information.

o    All Principal remaining after the Class A-1, A-2, A-3, A-AB, A-4 and A-1-A
     Certificates have been retired will be allocated sequentially starting with the Class A-J Certificates.

o    The Class A-X and Class A-SP Certificates will collectively accrue interest on the total principal balance of the Class A-1, A-2, A-3, A-AB, A-4,
     A-1-A, A-J, B, C, D, E, F, G, H, J, K, L, M, N, O and P Certificates. The
     Preliminary Prospectus Supplement describes the notional amounts on which the Classes A-X and A-SP will individually accrue interest.

o    The Class A-X and Class A-SP Certificates will collectively accrue interest at a rate approximately equal to the excess, if any, of the weighted average net coupon for the mortgage pool over the weighted average pass-through rate for the Class A-1, A-2, A-3, A-AB, A-4, A-1-A, A-J, B, C,
     D, E, F, G, H, J, K, L, M, N, O and P Certificates. The Preliminary
     Prospectus Supplement describes the pass-through rates at which the Classes
     A-X and A-SP Certificates will individually accrue interest.

o    Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with the Class P through and including the
     Class A-J. Any remaining losses will be allocated to Class A-1, A-2, A-3,
     A-AB, A-4 and A-1-A on a pro rata basis.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

VI. YIELD MAINTENANCE PREPAYMENT PREMIUM / STATIC PREPAYMENT PREMIUM ALLOCATION

YIELD MAINTENANCE PREPAYMENT            Yield Maintenance Charges will generally
PREMIUMS:                               be distributed on each Distribution Date
                                        as follows: A portion (based on the
                                        product of the Base Interest Fraction
                                        and the Principal Entitlement Fraction
                                        as described below) will be delivered to
                                        one or more of the following Classes:
                                        A-1, A-2, A-3, A-AB, A-4, A-1-A, A-J, B,
                                        C, D, E, F, G and H (the "Yield
                                        Maintenance Classes"). The entire amount
                                        remaining will be distributed to Class
                                        A-X, and in some cases, the Class A-SP
                                        Certificates.

                                        With respect to each Yield Maintenance
                                        Class, the "Base Interest Fraction" is a
                                        fraction, not greater than one or less
                                        than zero, having:

                                        o  a numerator equal to the excess, if
                                           any, of the pass-through rate on such
                                           class of certificates over the
                                           relevant discount rate, and

                                        o  a denominator equal to the excess, if
                                           any, of the mortgage interest rate of
                                           the prepaid loan over the relevant
                                           discount rate.

                                        With respect to each Yield Maintenance
                                        Class, the "Principal Entitlement
                                        Fraction" is a fraction having:

                                        o  a numerator equal to the total
                                           principal distributable on such class
                                           of certificates attributable to the
                                           loan group that includes the prepaid
                                           mortgage loan on the subject
                                           Distribution Date, and

                                        o  a denominator equal to the total
                                           principal, distributable on all the
                                           certificates, public and private,
                                           attributable to the loan group that
                                           includes the prepaid mortgage loan,
                                           on the subject Distribution Date.

STATIC PREPAYMENT PREMIUMS:             Static Prepayment Premium Charges will
                                        generally be distributed on any
                                        Distribution Date as follows: A portion
                                        (based on the product of the Base
                                        Interest Fraction and the Principal
                                        Entitlement Fraction as described above)
                                        will be delivered to one or more of the
                                        following Classes: A-1, A-2, A-3, A-AB,
                                        A-4, A-1-A, A-J, B, C, D, E, F, G and H.
                                        The remainder will be distributed to
                                        Class A-X.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

VI. YIELD MAINTENANCE PREPAYMENT PREMIUM / STATIC PREPAYMENT PREMIUM ALLOCATION
    (CONTINUED)

YIELD MAINTENANCE CHARGE EXAMPLE:       The following is an example of the Yield
                                        Maintenance Charge allocation based on
                                        the following assumptions:

                                        o  Class receiving 100% of the principal
                                           is A-1

                                        o  Mortgage rate: 8.00%

                                        o  The Discount Rate at time of
                                           prepayment: 5.75%

                                        o  The Class A-1 Pass-Through Rate is
                                           equal to 7.00%

METHOD                                         CLASS A-1 CERTIFICATES       CLASS A-X / CLASS A-SP CERTIFICATES
----------------------------------------------------------------------------------------------------------------------------

(Class Pass Through Rate - Discount Rate)      (7.00%-5.75%)                (100.00%-Class A-1 Certificate Percentage)
-----------------------------------------      -------------
(Mortgage Rate-Discount Rate)                  (8.00%-5.75%)

Yield Maintenance Charge Allocation            55.56%                       44.44%

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                        9
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

VII.  ADDITIONAL DEAL FEATURES

PREPAYMENT INTEREST SHORTFALLS:         Any Prepayment Interest Shortfalls that
                                        are not offset by the compensating
                                        payments made in limited circumstances
                                        by the Master Servicer will generally be
                                        allocated pro-rata to each
                                        interest-bearing Class of Certificates
                                        in proportion to the amount of interest
                                        accrued on such Class for such
                                        distribution date.

ADVANCES:                               The Master Servicer will generally be
                                        required to advance delinquent scheduled
                                        payments of principal and interest on
                                        the mortgage loans (excluding any
                                        balloon payments, default interest or
                                        excess interest) and other required
                                        amounts through liquidation, subject to
                                        a recoverability standard. The Master
                                        Servicer will be required to make
                                        advances for those balloon loans that
                                        become defaulted after their maturity
                                        dates, on the same amortization schedule
                                        as if the maturity date had not
                                        occurred. In the event that the Master
                                        Servicer fails to make a required
                                        advance of delinquent scheduled payments
                                        of principal and interest, the Trustee
                                        will be obligated to make the advance.

OPTIONAL TERMINATION:                   On any Distribution Date on which the
                                        mortgage pool balance, net of
                                        outstanding advances of principal, is
                                        less than 1% of the Initial Mortgage
                                        Pool Balance, the trust fund may be
                                        terminated and the Certificates retired
                                        at the option of any of the following:
                                        any single holder or group of holders of
                                        a majority of the controlling class (as
                                        described in the Prospectus Supplement);
                                        the Master Servicer; or the Special
                                        Servicer. The relative priorities of
                                        such parties with respect to exercising
                                        this option are described in the
                                        Prospectus Supplement.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       10
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

                                 [MAP OMITTED]

                       MORTGAGED REAL PROPERTIES BY STATE

NY                                TN                      UT
23.6%                             0.6%                    0.6%

MA                                AL                      OR
1.0%                              0.6%                    0.1%

CT                                MS                      WA
1.1%                              0.4%                    0.9%

NJ                                AR                      ID
4.3%                              0.1%                    0.3%

DE                                LA                      WY
0.1%                              0.6%                    0.2%

DC                                TX                      MO
0.3%                              8.7%                    0.7%

MD                                OK                      MN
4.2%                              0.3%                    0.1%

VA                                NM                      IA
1.6%                              1.0%                    0.1%

NC                                CO                      WI
3.3%                              1.1%                    1.7%

SC                                AZ                      IL
0.1%                              2.3%                    3.1%

GA                                NV                      IN
5.0%                              2.5%                    5.2%

FL                                CA                      MI
5.8%                              13.0%                   0.5%

                                                          OH
                                                          4.6%

                                                          PA
                                                          0.2%

                                                                               WEIGHTED
                      NUMBER OF                             PERCENTAGE OF       AVERAGE                   WEIGHTED
                      MORTGAGED       CUT-OFF DATE             INITIAL         MORTGAGE     WEIGHTED      AVERAGE
                        REAL           PRINCIPAL            MORTGAGE POOL      INTEREST     AVERAGE     CUT-OFF DATE
STATE                PROPERTIES       BALANCE (1)              BALANCE           RATE       U/W DSCR    LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------

New York                 17        $      440,911,254            23.6%          5.7389%       1.33x        69.7%
California               36               242,368,205            13.0%          5.6036%       1.42         70.4%
  Southern California(2) 24               142,823,031             7.7%          5.6026%       1.46         73.0%
  Northern California(2) 12                99,545,174             5.3%          5.6051%       1.37         66.6%
Texas                    28               162,839,206             8.7%          5.4458%       1.41         75.3%
Florida                  21               108,573,638             5.8%          5.7572%       1.37         78.1%
Indiana                   8                97,443,239             5.2%          5.5777%       1.26         79.0%
Georgia                   6                93,376,379             5.0%          5.3060%       1.87         63.2%
Ohio                      9                85,475,691             4.6%          4.8683%       1.84         67.3%
New Jersey                5                80,688,010             4.3%          5.4855%       1.47         74.0%
Maryland                  9                77,913,585             4.2%          5.8141%       1.31         76.8%
North Carolina            9                60,819,347             3.3%          5.5025%       1.50         74.9%
Illinois                  7                57,880,059             3.1%          5.6408%       1.43         74.5%
Nevada                    3                46,867,054             2.5%          5.4947%       1.28         76.5%
Arizona                   7                42,967,466             2.3%          5.6145%       1.45         69.9%
Wisconsin                 3                31,950,000             1.7%          5.3907%       1.27         75.3%
Virginia                  8                29,267,793             1.6%          5.9336%       1.63         68.4%
Connecticut               4                21,312,159             1.1%          5.5072%       1.43         72.6%
Colorado                  3                20,983,229             1.1%          5.9711%       1.63         61.9%
Massachusetts             2                19,000,000             1.0%          6.0000%       1.29         79.8%
New Mexico                8                18,223,758             1.0%          5.6833%       1.47         59.6%
Washington                4                17,429,789             0.9%          5.4748%       1.29         75.3%
Missouri                  3                13,185,364             0.7%          5.4534%       1.46         63.3%
Alabama                   2                11,333,821             0.6%          4.7276%       1.49         76.6%
Louisiana                 3                10,930,872             0.6%          5.5542%       1.64         75.3%
Utah                      3                10,682,314             0.6%          5.5407%       1.68         59.0%
Tennessee                 5                10,319,098             0.6%          6.0436%       1.41         72.7%
Michigan                  1                 8,990,019             0.5%          5.4300%       1.30         80.3%
Mississippi               3                 7,389,567             0.4%          5.7089%       1.52         70.5%
Oklahoma                  2                 6,121,719             0.3%          5.8474%       1.31         78.1%
Idaho                     2                 6,080,297             0.3%          5.5371%       1.49         72.0%
District of Columbia      3                 5,683,143             0.3%          5.5637%       1.32         71.5%
Wyoming                   1                 4,080,773             0.2%          5.7970%       1.29         75.6%
Pennsylvania              1                 3,600,000             0.2%          5.2000%       2.00         72.0%
Iowa                      1                 2,715,000             0.1%          5.9000%       1.32         79.9%
Minnesota                 2                 2,497,845             0.1%          6.8474%       2.10         35.1%
South Carolina            2                 2,028,448             0.1%          5.5763%       1.45         77.8%
Arkansas                  1                 1,739,069             0.1%          6.4600%       1.26         79.0%
Delaware                  1                 1,676,969             0.1%          6.0600%       1.43         75.5%
Oregon                    1                 1,500,000             0.1%          5.0900%       2.35         43.0%
                       ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE: 234        $    1,866,844,179           100.0%          5.5860%       1.43X        71.9%
                       ==============================================================================================

(1)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

(2)  SOUTHERN CALIFORNIA CONSISTS OF MORTGAGE REAL PROPERTIES IN CALIFORNIA ZIP
     CODES LESS THAN OR EQUAL TO 93600. NORTHERN CALIFORNIA CONSISTS OF MORTGAGE
     REAL PROPERTIES IN CALIFORNIA ZIP CODES GREATER THAN 93600.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       11
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   MORTGAGED REAL PROPERTIES BY PROPERTY TYPE
--------------------------------------------------------------------------------

                                [CHART OMITTED]

                 OFFICE                                 22.1%
                 INDUSTRIAL                              5.0%
                 HOTEL                                   1.4%
                 SELF STORAGE                            0.5%
                 MIXED USE                               0.3%
                 RETAIL                                 42.7%
                 MULTIFAMILY                            28.1%

--------------------------------------------------------------------------------

                                                                          WEIGHTED
                       NUMBER OF                        PERCENTAGE OF      AVERAGE                WEIGHTED
                       MORTGAGED     CUT-OFF DATE          INITIAL        MORTGAGE    WEIGHTED     AVERAGE
                         REAL          PRINCIPAL        MORTGAGE POOL     INTEREST     AVERAGE   CUT-OFF DATE
PROPERTY TYPE         PROPERTIES      BALANCE (1)          BALANCE          RATE      U/W DSCR   LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------

Retail                     70       $  797,061,447          42.7%          5.6071%      1.42x      70.8%
Multifamily               105          524,685,496          28.1%          5.5178%      1.46       73.2%
Office                     35          411,761,525          22.1%          5.5752%      1.38       74.1%
Industrial                 14           92,614,548           5.0%          5.6437%      1.52       68.0%
Hotel                       4           25,884,248           1.4%          6.2571%      1.68       65.2%
Self Storage                4            9,844,080           0.5%          5.7739%      1.40       69.1%
Mixed Use                   2            4,992,836           0.3%          5.3501%      1.50       66.5%
                     -----------------------------------------------------------------------------------------
                          234       $1,866,844,179         100.0%          5.5860%        43x      71.9%
                     =========================================================================================

(1) BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       12
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE
--------------------------------------------------------------------------------

                                                                                        WEIGHTED
                                   NUMBER OF                       PERCENTAGE OF        AVERAGE                        WEIGHTED
                                   MORTGAGED      CUT-OFF DATE         INITIAL          MORTGAGE        WEIGHTED       AVERAGE
                 PROPERTY             REAL          PRINCIPAL       MORTGAGE POOL       INTEREST        AVERAGE      CUT-OFF DATE
PROPERTY TYPE    SUB-TYPE          PROPERTIES      BALANCE (1)         BALANCE            RATE          U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------

RETAIL
               Anchored (2)             39       $  711,627,659         38.1%            5.5769%          1.41x         71.0%
               Unanchored               31           85,433,788          4.6%            5.8586%          1.53          69.5%
                                  --------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 70       $  797,061,447         42.7%            5.6071%          1.42x         70.8%
                                  ==================================================================================================

MULTIFAMILY
               Conventional             72       $  431,256,002         23.1%            5.4701%          1.36x         74.1%
               Manufactured Housing     25           82,644,213          4.4%            5.6137%          1.45          75.4%
               Cooperative               8           10,785,281          0.6%            6.6907%          5.61          19.4%
                                  --------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                105       $  524,685,496         28.1%            5.5178%          1.46x         73.2%
                                  ==================================================================================================

HOTEL
               Limited Service           2       $    13,980,107         0.7%            6.1000%          1.64x         68.9%
               Full Service              2            11,904,141         0.6%            6.4415%          1.74          60.9%
                                  --------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  4       $    25,884,248         1.4%            6.2571%          1.68X         65.2%
                                  ==================================================================================================

(1)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

(2)  INCLUDES SHADOW ANCHORED PROPERTIES.

--------------------------------------------------------------------------------
           UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST
--------------------------------------------------------------------------------

                                                                                            WEIGHTED
                                 NUMBER OF                             PERCENTAGE OF         AVERAGE                    WEIGHTED
                                MORTGAGED          CUT-OFF DATE           INITIAL           MORTGAGE    WEIGHTED         AVERAGE
                                   REAL             PRINCIPAL          MORTGAGE POOL        INTEREST    AVERAGE       CUT-OFF DATE
OWNERSHIP INTEREST              PROPERTIES         BALANCE (1)            BALANCE            RATES      U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------

Fee                                  227         $1,746,301,966            93.5%            5.6263%       1.42x           72.1%
Fee/Leasehold                          7            120,542,213             6.5%            5.0025%       1.70            70.4%
                              ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              234         $1,866,844,179           100.0%            5.5860%       1.43X           71.9%
                              ======================================================================================================

(1)  BASED ON A CUT-OFF DATE IN DECEMBER 2004

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       13
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       CUT-OFF DATE PRINCIPAL BALANCES (1)
--------------------------------------------------------------------------------

                                [GRAPH OMITTED]

PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE

20.0%     18.0%     16.0%     14.0%     12.0%     10.0%     8.0%      6.0%

4.0%      2.0%      0.0%

RANGE OF CUT-OFF DATE INITIAL PRINCIPAL BALANCES

$413,262 - $750,000

$750,001 - $1,000,000

$1,000,001 - $1,250,000

$1,250,001 - $1,500,000

$1,500,001 - $2,000,000

$2,000,001 - $2,500,000

$2,500,001 - $3,000,000

$3,000,001 - $3,500,000

$3,500,001 - $4,000,000

$4,000,001 - $4,500,000

$4,500,001 - $5,000,000

$5,000,001 - $6,000,000

$6,000,001 - $7,000,000

$7,000,001 - $8,000,000

$8,000,001 - $9,000,000

$9,000,001 - $10,000,000

$10,000,001 - $12,500,000

$12,500,001 - $15,000,000

$15,000,001 - $17,500,000

$17,500,001 - $20,000,000

$20,000,001 - $25,000,000

$25,000,001 - $30,000,000

$30,000,001 - $50,000,000

$50,000,001 - $77,500,000

$77,500,0001 - $320,000,000

                                                                                WEIGHTED
                             NUMBER OF                         PERCENTAGE OF    AVERAGE                      WEIGHTED
                             UNDERLYING       CUT-OFF DATE       INITIAL        MORTGAGE      WEIGHTED       AVERAGE
    RANGE OF CUT-OFF DATE    MORTGAGE          PRINCIPAL      MORTGAGE POOL      INTEREST     AVERAGE       CUT-OFF DATE
    PRINCIPAL BALANCES (1)     LOANS           BALANCE (1)       BALANCE          RATE       U/W DSCR       LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------------

  $413,262 -       750,000      6            $      3,460,986     0.2%          7.5591%       4.32x          36.0%
   750,001 -     1,000,000      9                   8,179,452     0.4%          6.1773%       2.17           62.1%
 1,000,001 -     1,250,000      9                  10,160,448     0.5%          5.9247%       1.53           61.0%
 1,250,001 -     1,500,000     18                  25,218,631     1.4%          5.9952%       1.90           63.2%
 1,500,001 -     2,000,000     22                  38,898,293     2.1%          5.8112%       1.60           68.3%
 2,000,001 -     2,500,000     14                  32,322,018     1.7%          5.9341%       1.92           65.8%
 2,500,001 -     3,000,000     17                  48,079,108     2.6%          5.7281%       1.57           67.2%
 3,000,001 -     3,500,000     18                  59,165,381     3.2%          5.6351%       1.48           70.2%
 3,500,001 -     4,000,000     12                  44,795,581     2.4%          5.6389%       1.68           67.8%
 4,000,001 -     4,500,000      9                  38,811,511     2.1%          5.8044%       1.36           71.8%
 4,500,001 -     5,000,000      6                  29,084,999     1.6%          5.8709%       1.41           70.2%
 5,000,001 -     6,000,000      8                  43,923,563     2.4%          5.6510%       1.33           74.7%
 6,000,001 -     7,000,000     10                  63,013,875     3.4%          5.6583%       1.52           70.8%
 7,000,001 -     8,000,000     13                  97,426,026     5.2%          5.5348%       1.44           71.4%
 8,000,001 -     9,000,000      4                  34,880,180     1.9%          5.5461%       1.38           74.6%
 9,000,001 -    10,000,000      6                  56,946,813     3.1%          5.5816%       1.41           78.0%
10,000,001 -    12,500,000     12                 135,048,991     7.2%          5.5005%       1.49           71.4%
12,500,001 -    15,000,000      8                 116,570,273     6.2%          5.5721%       1.32           72.4%
15,000,001 -    17,500,000     10                 166,415,619     8.9%          5.3941%       1.56           73.0%
17,500,001 -    20,000,000      6                 111,869,017     6.0%          5.5047%       1.29           76.3%
20,000,001 -    25,000,000      1                  21,500,000     1.2%          5.4200%       1.34           74.1%
25,000,001 -    30,000,000      4                 111,500,000     6.0%          5.5498%       1.42           74.1%
30,000,001 -    50,000,000      2                  66,873,414     3.6%          5.5981%       1.26           83.6%
50,000,001 -    77,500,000      3                 182,700,000     9.8%          5.1918%       1.59           70.9%
77,500,001 -  $320,000,000      1                 320,000,000    17.1%          5.7670%       1.19           70.3%
                            ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        228          $   1,866,844,179   100.0%          5.5860%       1.43x          71.9%
                            =============================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):    $320,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):        $413,262
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):      $8,187,913

(1) BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       14
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------

                                [GRAPH OMITTED]

PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE

20.0%     18.0%     16.0%     14.0%     12.0%     10.0%     8.0%      6.0%

4.0%      2.0%      0.0%

1.15x - 1.20x

1.21x - 1.25x

1.26x - 1.30x

1.31x - 1.35x

1.36x - 1.40x

1.41x - 1.45x

1.46x - 1.50x

1.51x - 1.55x

1.56x - 1.75x

1.76x - 1.95x

1.96x - 2.00x

2.01x - 11.30x

RANGE OF UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

--------------------------------------------------------------------------------

                                                                        WEIGHTED
                              NUMBER OF                 PERCENTAGE OF   AVERAGE                WEIGHTED
                              UNDERLYING  CUT-OFF DATE     INITIAL      MORTGAGE   WEIGHTED    AVERAGE
         RANGE OF             MORTGAGE     PRINCIPAL    MORTGAGE POOL   INTEREST    AVERAGE  CUT-OFF DATE
        U/W DSCRS               LOANS     BALANCE (1)      BALANCE        RATE     U/W DSCR  LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------

   1.15x    -    1.20             5    $  346,713,300       18.6%       5.7475%     1.19x       70.9%
   1.21     -    1.25            19       182,451,788        9.8%       5.5403%     1.23        79.6%
   1.26     -    1.30            26       338,114,258       18.1%       5.6760%     1.29        76.0%
   1.31     -    1.35            43       284,755,061       15.3%       5.5578%     1.33        75.5%
   1.36     -    1.40            26       108,252,754        5.8%       5.6505%     1.38        72.8%
   1.41     -    1.45            21       105,702,401        5.7%       5.6037%     1.43        70.7%
   1.46     -    1.50            12        85,351,401        4.6%       5.5232%     1.48        75.2%
   1.51     -    1.55            11        48,441,044        2.6%       5.4500%     1.52        69.1%
   1.56     -    1.75            29       201,101,921       10.8%       5.5524%     1.63        68.8%
   1.76     -    1.95            12        43,711,543        2.3%       5.7748%     1.81        59.9%
   1.96     -    2.00             3         6,693,770        0.4%       5.2320%     1.99        65.2%
   2.01     -   11.30x           21       115,554,939        6.2%       5.0144%     2.63        52.1%

TOTAL/WEIGHTED AVERAGE:         228    $1,866,844,179      100.0%       5.5860%     1.43x       71.9%

MAXIMUM U/W DSCR:              11.30X
MINIMUM U/W DSCR:               1.15X
WTD. AVG. U/W DSCR:             1.43X

(1) BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       15
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                      CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)
--------------------------------------------------------------------------------

                                [GRAPH OMITTED]

PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE

40.0%     35.0%     30.0%     25.0%     20.0%     15.0%    10.0%    5.0%    0.0%

RANGE OF CUT-OFF DATE LOAN-TO-VALUE RATIOS

6.5% - 40.0%

40.0% - 50.0%

50.0% - 60.0%

60.0% - 65.0%

65.0% - 70.0%

70.0% - 74.5%

74.5% - 75.0%

75.0% - 77.0%

77.0% - 77.5%

77.5% - 78.5%

78.5% - 79.0%

79.0% - 80.0%

80.0% - 85.0%

85.0% - 88.7%
--------------------------------------------------------------------------------

                                                                                        WEIGHTED
                                NUMBER OF                            PERCENTAGE OF       AVERAGE                      WEIGHTED
                                UNDERLYING          CUT-OFF DATE        INITIAL         MORTGAGE       WEIGHTED       AVERAGE
  RANGE OF CUT-OFF DATE         MORTGAGE              PRINCIPAL      MORTGAGE POOL      INTEREST        AVERAGE      CUT-OFF DATE
LOAN-TO-VALUE RATIOS (1)          LOANS              BALANCE (1)        BALANCE           RATE         U/W DSCR      LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------------

 6.5%    -   40.0%                 11           $      18,283,438         1.0%           6.3206%         4.13x          26.4%
 40.0%   -   50.0%                 13                  41,553,756         2.2%           5.3352%         2.56           45.0%
 50.0%   -   60.0%                 20                  97,012,047         5.2%           5.6518%         1.67           56.4%
 60.0%   -   65.0%                 17                 126,294,263         6.8%           5.1251%         1.78           63.2%
 65.0%   -   70.0%                 23                 130,727,709         7.0%           5.6313%         1.50           68.2%
 70.0%   -   74.5%                 41                 664,865,389        35.6%           5.6831%         1.28           71.6%
 74.5%   -   75.0%                 10                  34,771,127         1.9%           5.7773%         1.43           74.9%
 75.0%   -   77.0%                 20                 157,911,892         8.5%           5.4982%         1.39           75.7%
 77.0%   -   77.5%                  6                  32,577,136         1.7%           5.2581%         1.36           77.3%
 77.5%   -   78.5%                 16                 176,918,995         9.5%           5.5944%         1.29           77.9%
 78.5%   -   79.0%                 14                  85,567,722         4.6%           5.4639%         1.47           78.8%
 79.0%   -   80.0%                 32                 236,135,507        12.6%           5.6193%         1.33           79.8%
 80.0%   -   85.0%                  3                  12,965,422         0.7%           5.5356%         1.32           80.5%
 85.0%   -   88.7%                  2                  51,259,776         2.7%           5.5457%         1.23           88.1%
                             -----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           228            $  1,866,844,179       100.0%           5.5860%         1.43x          71.9%
                             =====================================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1)    :      88.7%
MINIMUM CUT-OFF DATE LTV RATIO (1)    :      6.5%
WTD. AVG. CUT-OFF DATE LTV RATIO (1)  :      71.9%

(1) BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       16
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------

                                                                             WEIGHTED
                            NUMBER OF                        PERCENTAGE OF   AVERAGE                     WEIGHTED
                           UNDERLYING         CUT-OFF DATE     INITIAL       MORTGAGE     WEIGHTED       AVERAGE
      RANGE OF              MORTGAGE            PRINCIPAL    MORTGAGE POOL   INTEREST      AVERAGE    CUT-OFF DATE
MORTGAGE INTEREST RATES      LOANS             BALANCE (1)     BALANCE         RATE        U/W DSCR   LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------

4.4000%  -  5.0000%             4          $    82,158,821       4.4%         4.5623%        1.98x       67.2%
5.0001%  -  5.2500%            17              136,832,530       7.3%         5.1595%        1.71        65.3%
5.2501%  -  5.5000%            50              546,592,855      29.3%         5.4001%        1.41        74.8%
5.5001%  -  5.7500%            58              344,527,057      18.5%         5.6143%        1.38        73.3%
5.7501%  -  6.0000%            45              611,768,144      32.8%         5.8082%        1.29        71.9%
6.0001%  -  6.2500%            28               88,905,159       4.8%         6.1118%        1.42        72.5%
6.2501%  -  6.5000%            12               38,171,959       2.0%         6.3140%        1.45        67.6%
6.5001%  -  6.7500%            4                 8,043,195       0.4%         6.6445%        1.61        63.5%
6.7501%  -  8.9800%            10                9,844,460       0.5%         7.1439%        5.39        23.1%
                           ----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       228         $  1,866,844,179     100.0%         5.5860%        1.43X       71.9%
                           ========================================================================================

MAXIMUM MORTGAGE INTEREST RATE:                8.9800%
MINIMUM MORTGAGE INTEREST RATE:                4.4000%
WTD. AVG. MORTGAGE INTEREST RATE:              5.5860%

(1) BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
                     UNDERLYING MORTGAGE LOANS BY LOAN TYPE
--------------------------------------------------------------------------------

                                                                                    WEIGHTED
                                     NUMBER OF                       PERCENTAGE OF  AVERAGE              WEIGHTED        WEIGHTED
                                     UNDERLYING        CUT-OFF DATE     INITIAL     MORTGAGE  WEIGHTED    AVERAGE        AVERAGE
                                     MORTGAGE           PRINCIPAL    MORTGAGE POOL  INTEREST   AVERAGE  CUT-OFF DATE    REMAINING
LOAN TYPE                              LOANS            BALANCE (1)     BALANCE      RATE     U/W DSCR  LTV RATIO (1) IO PERIOD (1)
------------------------------------------------------------------------------------------------------------------------------------

Interest Only Balloon Loans               5          $    58,602,300      3.1%      5.1281%     2.28x       62.6%          60
Balloon Loans with Partial IO Term       44              773,471,000     41.5%      5.6334%     1.28        72.5%          31
Balloon Loan without IO Term            157              786,753,576     42.1%      5.5764%     1.49        71.4%          N/A
Interest Only ARD Loans                   3              115,000,000      6.2%      5.3613%     1.53        72.4%          58
ARD Loans with Partial IO Period          1               14,480,000      0.8%      5.8900%     1.37        72.0%           2
ARD Loans without IO Periods              7               99,944,712      5.4%      5.5899%     1.28        82.2%          N/A
Fully Amortizing Loans                   11               18,592,592      1.0%      6.5938%     3.08        42.4%          N/A
                                     -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 228          $ 1,866,844,179    100.0%      5.5860%     1.43X       71.9%          N/A
                                     ===============================================================================================

(1) BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       17
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      ORIGINAL TERMS TO STATED MATURITY (1)
--------------------------------------------------------------------------------

                                                                                    WEIGHTED
                                  NUMBER OF                          PERCENTAGE OF   AVERAGE                     WEIGHTED
           RANGE OF             UNDERLYING          CUT-OFF DATE       INITIAL       MORTGAGE     WEIGHTED       AVERAGE
        ORIGINAL TERMS           MORTGAGE            PRINCIPAL      MORTGAGE POOL    INTEREST     AVERAGE      CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)   LOANS             BALANCE (2)        BALANCE         RATE       U/W DSCR     LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------------

        60    -    84              33          $      427,789,346       22.9%         5.2646%       1.62x         70.8%
        85    -    120            172               1,327,264,091       71.1%         5.6788%       1.35          72.5%
       121    -    300             23                 111,790,743        6.0%         5.7135%       1.66          69.8%
                               ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           228          $    1,866,844,179      100.0%         5.5860%       1.43X         71.9%
                               ==============================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1)      :  300
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1)      :   60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1)    :  110

(1)  IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE
     THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
                    REMAINING TERMS TO STATED MATURITY (1,2)
--------------------------------------------------------------------------------

                                                                                            WEIGHTED
                                     NUMBER OF                            PERCENTAGE OF     AVERAGE                     WEIGHTED
             RANGE OF               UNDERLYING         CUT-OFF DATE          INITIAL        MORTGAGE       WEIGHTED      AVERAGE
         REMAINING TERMS             MORTGAGE            PRINCIPAL        MORTGAGE POOL     INTEREST       AVERAGE     CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1, 2)    LOANS             BALANCE (2)          BALANCE         RATES         U/W DSCR    LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------------

       47     -     60                 21           $    278,545,880          14.9%         5.1349%         1.77x         68.6%
       61     -     84                 13                150,760,776           8.1%         5.5170%         1.34          74.8%
       85     -    115                 25                132,184,623           7.1%         5.8015%         1.48          68.0%
       116    -    127                156              1,278,830,124          68.5%         5.6509%         1.34          73.2%
       128    -    260                 13                 26,522,776           1.4%         6.5120%         2.55          50.7%
                                   -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               228           $  1,866,844,179         100.0%         5.5860%         1.43X         71.9%
                                   =================================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS)  (1, 2)     : 260
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS)  (1, 2)     :  47
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS)  (1, 2)   : 108

(1)  IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE
     THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       18
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                           ORIGINAL AMORTIZATION TERMS
-------------------------------------------------------------------------------

                                                                                          WEIGHTED
                                   NUMBER OF                           PERCENTAGE OF      AVERAGE                       WEIGHTED
       RANGE OF                   UNDERLYING       CUT-OFF DATE           INITIAL         MORTGAGE        WEIGHTED      AVERAGE
 ORIGINAL AMORTIZATION              MORTGAGE         PRINCIPAL          MORTGAGE POOL     INTEREST         AVERAGE     CUT-OFF DATE
   TERMS (MONTHS) (1)                LOANS          BALANCE (2)            BALANCE           RATE         U/W DSCR    LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------------------

   Interest Only                        8       $       173,602,300          9.3%           5.2826%         1.78x        69.1%
 240    -        300                   41               107,406,086          5.8%           6.0684%         1.82         62.3%
 301    -        360                  179             1,585,835,794         84.9%           5.5865%         1.37         72.9%
                                 ---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               228       $     1,866,844,179        100.0%           5.5860%         1.43X        71.9%
                                 ===================================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3)     :  360

MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3)     :  240
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (3)   :  354

(1)  IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE
     THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

(3)  DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL
     ARD/MATURITY DATE.

--------------------------------------------------------------------------------
                          REMAINING AMORTIZATION TERMS
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                NUMBER OF                            PERCENTAGE OF      AVERAGE                       WEIGHTED
        RANGE OF               UNDERLYING         CUT-OFF DATE          INITIAL         MORTGAGE     WEIGHTED         AVERAGE
REMAINING AMORTIZATION           MORTGAGE          PRINCIPAL         MORTGAGE POOL      INTEREST      AVERAGE       CUT-OFF DATE
  TERMS (MONTHS) (1, 2)          LOANS             BALANCE (2)          BALANCE           RATES       U/W DSCR      LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------------

      Interest Only                8            $    173,602,300          9.3%            5.2826%      1.78x          69.1%
     150    -      240            18                  32,527,118          1.7%            6.2492%      2.44           49.4%
     241    -      300            24                  76,396,278          4.1%            6.0004%      1.54           67.8%
     301    -      355            23                 117,826,978          6.3%            5.7549%      1.43           70.0%
     356    -      360           155               1,466,491,505         78.6%            5.5720%      1.36           73.2%
                          ----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          228           $   1,866,844,179        100.0%            5.5860%      1.43X          71.9%

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS)  (2, 3)   :    360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS)  (2, 3)   :    150
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS)  (2, 3) :    353

(1)  IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE
     THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

(3)  DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL
     ARD/MATURITY DATE.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       19
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                        YEARS BUILT / YEARS RENOVATED (1)
-------------------------------------------------------------------------------

                                                                           WEIGHTED
                          NUMBER OF                       PERCENTAGE OF     AVERAGE                      WEIGHTED
                          MORTGAGED       CUT-OFF DATE        INITIAL       MORTGAGE        WEIGHTED      AVERAGE
  RANGE OF YEARS            REAL           PRINCIPAL       MORTGAGE POOL    INTEREST         AVERAGE   CUT-OFF DATE
 BUILT/RENOVATED (1)     PROPERTIES        BALANCE (2)        BALANCE         RATE          U/W DSCR   LTV RATIO (2)
--------------------------------------------------------------------------------------------------------------------

1950     -     1975          20       $        62,442,210       3.3%         5.6792%          1.48x       72.4%
1976     -     1985          22               124,649,393       6.7%         5.7562%          1.38        75.3%
1986     -     1995          34               236,592,687      12.7%         5.5847%          1.45        72.6%
1996     -     2000          46               289,870,752      15.5%         5.5219%          1.57        69.8%
2001     -     2004         112             1,153,289,137      61.8%         5.5789%          1.40        72.0%
                         -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     234       $     1,866,844,179     100.0%         5.5860%          1.43X       71.9%
                         ===========================================================================================

MOST RECENT YEAR BUILT/RENOVATED:        2004
OLDEST YEAR BUILT/RENOVATED              1950
WTD. AVG. YEAR BUILT/RENOVATED:          1998

(1)  YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR THE YEAR
     RENOVATED OF THE MORTGAGED REAL PROPERTIES.

(2)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
                       OCCUPANCY RATES AT UNDERWRITING (1)
--------------------------------------------------------------------------------

                                                                                     WEIGHTED
                                   NUMBER OF                        PERCENTAGE OF     AVERAGE                        WEIGHTED
                                   MORTGAGED       CUT-OFF DATE        INITIAL        MORTGAGE          WEIGHTED      AVERAGE
    RANGE OF                         REAL           PRINCIPAL       MORTGAGE POOL     INTEREST           AVERAGE    CUT-OFF DATE
OCCUPANCY RATES AT U/W (1)        PROPERTIES       BALANCE (2)         BALANCE          RATE            U/W DSCR   LTV RATIO (2)
--------------------------------------------------------------------------------------------------------------------------------

 54%   -      75%                      6        $     28,356,847         1.5%          5.6480%           1.37x         74.7%
 76%   -      85%                     11              73,104,942         4.0%          5.7304%           1.38          76.3%
 86%   -      90%                     28             197,879,070        10.8%          5.5270%           1.36          74.3%
 91%   -      93%                     29             251,341,813        13.7%          5.5659%           1.37          75.8%
 94%   -      95%                     27             538,740,710        29.4%          5.6705%           1.27          71.6%
 96%   -      97%                     18             146,078,819         8.0%          5.1704%           1.70          68.2%
 98%   -     100%                    103             594,672,449        32.5%          5.5696%           1.49          71.3%
                                  ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              222        $  1,830,174,651       100.0%          5.5700%           1.41X         72.4%
                                  ==============================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1)     :     100%
MINIMUM OCCUPANCY RATE AT U/W (1)     :      54%
WTD. AVG. OCCUPANCY RATE AT U/W (1)   :      94%

(1) DOES NOT INCLUDE HOSPITALITY OR RESIDENTIAL COOPERATIVE PROPERTIES.

(2) BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       20
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   PREPAYMENT PROVISION AS OF CUT-OFF DATE (1)
--------------------------------------------------------------------------------

                                                                     WEIGHTED        WEIGHTED          WEIGHTED
                                                                     AVERAGE         AVERAGE           AVERAGE           WEIGHTED
                                                   PERCENTAGE OF    REMAINING       REMAINING          REMAINING         AVERAGE
     RANGE OF          NUMBER OF   CUT-OFF DATE       INITIAL        LOCKOUT         LOCKOUT       LOCKOUT PLUS YM      REMAINING
REMAINING TERMS TO     MORTGAGE      PRINCIPAL     MORTGAGE POOL     PERIOD       PLUS YM PERIOD  PLUS PREMIUM PERIOD   MATURITY
STATED MATURITY (1,2)    LOANS      BALANCE (1)       BALANCE     (MONTHS) (1)     (MONTHS) (1)       (MONTHS) (1)   (MONTHS) (1,2)
-----------------------------------------------------------------------------------------------------------------------------------

 47      -      62        21     $    278,545,880      14.9%           52                54                 54              58
 63      -      92        13          150,760,776       8.1%           74                75                 77              82
 93      -      112        6           28,077,628       1.5%          106               105                105             109
113      -      117       80          406,738,859      21.8%          110               111                113             116
118      -      120       89          928,762,943      49.8%          115               116                116             119
121      -      230       16           63,399,424       3.4%          127               126                132             135
231      -      260        3           10,558,670       0.6%          236               236                236             251
                        ------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:  228     $  1,866,844,179     100.0%          103               103                104             108
                        ============================================================================================================

(1)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

(2)  IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE
     THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

--------------------------------------------------------------------------------
                                PREPAYMENT OPTION
--------------------------------------------------------------------------------

                                                                       WEIGHTED     WEIGHTED          WEIGHTED
                                                                       AVERAGE      AVERAGE           AVERAGE           WEIGHTED
                                                      PERCENTAGE OF   REMAINING    REMAINING         REMAINING          AVERAGE
                             NUMBER OF  CUT-OFF DATE     INITIAL       LOCKOUT      LOCKOUT       LOCKOUT PLUS YM      REMAINING
                             MORTGAGE    PRINCIPAL    MORTGAGE POOL    PERIOD    PLUS YM PERIOD  PLUS PREMIUM PERIOD    MATURITY
PREPAYMENT OPTION             LOANS      BALANCE (1)     BALANCE    (MONTHS) (1)   (MONTHS) (1)      (MONTHS) (1)    (MONTHS) (1,2)
-----------------------------------------------------------------------------------------------------------------------------------

Lockout / Defeasance           199    $1,699,772,348       91.1%        105            105               105               109
Lockout / Defeasance / Static    5        67,777,184        3.6%         94             94               105               108
Yield Maintenance               11        60,282,870        3.2%          0             88                88                92
Lockout / Yield Maintenance     11        35,180,996        1.9%         27             79                79                84
Yield Maintenance / Static       2         3,830,783        0.2%          0             67               163               167
                             ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        228    $1,866,844,179      100.0%        103            103               104               108
                             ======================================================================================================

(1)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

(2)  IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE
     THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.
--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       21
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      MORTGAGE POOL PREPAYMENT PROFILE (1)
--------------------------------------------------------------------------------

                      NUMBER OF
         MONTHS SINCE  MORTGAGE    OUTSTANDING        % OF POOL       YIELD      PREPAYMENT     % OF POOL
 DATE    CUT-OFF DATE   LOANS      BALANCE (MM)        LOCKOUT     MAINTENANCE    PREMIUM          OPEN        TOTAL
----------------------------------------------------------------------------------------------------------------------

DEC-04          0        228        $  1,866.8          97.13%         2.87%        0.00%          0.00%       100.0%

DEC-05         12        228        $  1,853.9          96.41%         3.59%        0.00%          0.00%       100.0%

DEC-06         24        228        $  1,839.1          95.29%         4.71%        0.00%          0.00%       100.0%

DEC-07         36        228        $  1,821.5          95.13%         4.87%        0.00%          0.00%       100.0%

DEC-08         48        227        $  1,795.7          94.92%         4.97%        0.11%          0.00%       100.0%

DEC-09         60        207        $  1,500.9          95.68%         2.91%        1.11%          0.30%       100.0%

DEC-10         72        207        $  1,475.2          95.70%         2.90%        1.10%          0.30%       100.0%

DEC-11         84        194        $  1,307.7          96.96%         2.92%        0.12%          0.00%       100.0%

DEC-12         96        193        $  1,280.3          97.08%         2.81%        0.11%          0.00%       100.0%

DEC-13        108        192        $  1,248.2          92.32%         2.75%        3.71%          1.22%       100.0%

DEC-14        120         19        $     57.4          36.10%         3.43%        2.55%         57.92%      100.0%

DEC-15        132         13        $     16.1          82.85%        10.16%        6.99%          0.00%       100.0%

DEC-16        144         13        $     14.7          86.10%         8.71%        5.19%          0.00%       100.0%

DEC-17        156         12        $     13.3          90.12%         7.04%        2.84%          0.00%       100.0%

DEC-18        168          8        $     11.9          94.77%         5.23%        0.00%          0.00%       100.0%

DEC-19        180          6        $      5.0          91.30%         8.70%        0.00%          0.00%       100.0%

DEC-20        192          6        $      4.2          94.28%         5.72%        0.00%          0.00%       100.0%

DEC-21        204          5        $      3.4          96.97%         3.03%        0.00%          0.00%       100.0%

DEC-22        216          4        $      2.6          99.44%         0.00%        0.00%          0.56%       100.0%

DEC-23        228          3        $      1.8         100.00%         0.00%        0.00%          0.00%       100.0%

DEC-24        240          1        $      0.9           0.00%         0.00%        0.00%        100.00%       100.0%
----------------------------------------------------------------------------------------------------------------------

(1)    CALCULATED ASSUMING THAT NO MORTGAGE LOAN PREPAYS, DEFAULTS OR IS
       REPURCHASED PRIOR TO STATED MATURITY, EXCEPT THAT THE ARD LOANS ARE
       ASSUMED TO PAY IN FULL ON THEIR RESPECTIVE ANTICIPATED REPAYMENT DATES.
       OTHERWISE CALCULATED BASED ON MATURITY ASSUMPTIONS TO BE SET FORTH IN THE
       FINAL PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       22
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         UNDERLYING MORTGAGE LOAN SELLER
-------------------------------------------------------------------------------

                                                                                                 WEIGHTED
                                                 NUMBER OF                        PERCENTAGE OF  AVERAGE                  WEIGHTED
                                                 UNDERLYING         CUT-OFF DATE     INITIAL     MORTGAGE     WEIGHTED    AVERAGE
                                                 MORTGAGE            PRINCIPAL    MORTGAGE POOL  INTEREST     AVERAGE   CUT-OFF DATE
MORTGAGE LOAN SELLER                               LOANS             BALANCE (1)     BALANCE       RATE      U/W DSCR  LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

Column Financial, Inc.                               142          $   892,921,254     47.8%       5.6223%      1.48x       71.7%
LaSalle Bank National Association                     60              372,034,229     19.9%       5.3513%      1.61        69.5%
Column Financial, Inc. and Lehman Brothers
  Holdings Inc. (2)                                    1              320,000,000     17.1%       5.7670%      1.19        70.3%
KeyBank National Association                          25              281,888,696     15.1%       5.5751%      1.32        77.9%
                                               -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                              228          $ 1,866,844,179    100.0%       5.5860%      1.43X       71.9%
                                               =====================================================================================

(1)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

(2)  THE TIME WARNER RETAIL MORTGAGE LOAN WAS CO-ORIGINATED BY COLUMN FINANCIAL,
     INC. AND LEHMAN BROTHERS BANK, FSB.

--------------------------------------------------------------------------------
                        LARGE MORTGAGE LOAN CONCENTRATION
--------------------------------------------------------------------------------

                                                                          WEIGHTED
                                                  PERCENTAGE OF           AVERAGE                                WEIGHTED
                              CUT-OFF DATE           INITIAL              MORTGAGE           WEIGHTED            AVERAGE
                                PRINCIPAL         MORTGAGE POOL           INTEREST           AVERAGE           CUT-OFF DATE
CONCENTRATION (1)               BALANCE (2)          BALANCE                RATE             U/W DSCR          LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------------

     Top 1                 $      320,000,000         17.1%                5.7670%             1.19x               70.3%
     Top 3                        449,000,000         24.1%                5.6909%             1.24                71.4%
     Top 5                        554,545,328         29.7%                5.5778%             1.33                71.2%
     Top 7                        619,971,070         33.2%                5.5643%             1.34                72.2%
    Top 10                        701,971,070         37.6%                5.5668%             1.34                72.6%
                    ----------------------------------------------------------------------------------------------------------------
  ENTIRE POOL              $    1,866,844,179        100.0%                5.5860%             1.43X               71.9%
                    ================================================================================================================

(1)   FOR PRESENTATION PURPOSES, THE $30,947,673 BECO PARK AT FORBES CENTER -
      BRIT I, $3,669,054 BECO PARK AT FORBES CENTER - BRIT II AND $17,228,601
      BECO PARK AT FORBES CENTER - BRIT III MORTGAGE LOANS, WHICH ARE
      CROSS-COLLATERALIZED AND CROSS-DEFAULTED, ARE SHOWN AS ONE LOAN.

(2)   BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       23
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       24
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
          GROUP NO. 1 MORTGAGED REAL PROPERTIES BY STATE
-------------------------------------------------------------------------------

                                                                            WEIGHTED
                           NUMBER OF                     PERCENTAGE OF       AVERAGE                  WEIGHTED
                           MORTGAGED   CUT-OFF DATE         INITIAL         MORTGAGE    WEIGHTED      AVERAGE
                              REAL       PRINCIPAL      LOAN GROUP NO. 1    INTEREST     AVERAGE    CUT-OFF DATE
STATE                     PROPERTIES    BALANCE (1)         BALANCE           RATE      U/W DSCR    LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------

New York                       11     $  413,201,361         28.8%           5.7577%      1.31x         69.9%
California                     29        220,627,432         15.4%           5.6195%      1.43          70.7%
  Southern California (2)      22        132,910,425          9.3%           5.6192%      1.46          73.1%
  Northern California (2)       7         87,717,007          6.1%           5.6200%      1.38          66.9%
Florida                        17        100,975,716          7.0%           5.7585%      1.37          78.1%
Georgia                         5         90,926,379          6.3%           5.3000%      1.88          63.1%
New Jersey                      5         80,688,010          5.6%           5.4855%      1.47          74.0%
Maryland                        9         77,913,585          5.4%           5.8141%      1.31          76.8%
Ohio                            5         69,129,916          4.8%           4.7588%      1.96          65.1%
Indiana                         5         61,105,262          4.3%           5.5837%      1.28          79.9%
Illinois                        7         57,880,059          4.0%           5.6408%      1.43          74.5%
Texas                          13         48,894,546          3.4%           5.5657%      1.54          72.7%
North Carolina                  6         30,519,347          2.1%           5.6705%      1.47          72.6%
Virginia                        6         22,189,258          1.5%           6.0106%      1.65          69.5%
Arizona                         3         21,961,402          1.5%           5.5856%      1.59          71.5%
Nevada                          1         21,500,000          1.5%           5.4200%      1.34          74.1%
Massachusetts                   2         19,000,000          1.3%           6.0000%      1.29          79.8%
Washington                      4         17,429,789          1.2%           5.4748%      1.29          75.3%
Colorado                        1         11,965,918          0.8%           5.9900%      1.75          63.6%
Connecticut                     3         10,998,870          0.8%           5.6922%      1.34          73.0%
Utah                            3         10,682,314          0.7%           5.5407%      1.68          59.0%
Oklahoma                        2         6,121,719           0.4%           5.8474%      1.31          78.1%
Tennessee                       2         5,019,785           0.4%           5.9228%      1.39          75.9%
Louisiana                       2         4,658,001           0.3%           5.9368%      1.60          69.8%
Wyoming                         1         4,080,773           0.3%           5.7970%      1.29          75.6%
Idaho                           1         3,922,630           0.3%           5.5190%      1.58          67.6%
Pennsylvania                    1         3,600,000           0.3%           5.2000%      2.00          72.0%
Alabama                         1         3,375,000           0.2%           5.5000%      1.43          75.0%
Wisconsin                       1         3,200,000           0.2%           6.0300%      1.23          80.0%
New Mexico                      1         2,894,234           0.2%           5.6200%      1.55          57.3%
Iowa                            1         2,715,000           0.2%           5.9000%      1.32          79.9%
Minnesota                       2         2,497,845           0.2%           6.8474%      2.10          35.1%
Mississippi                     1         2,000,000           0.1%           5.0960%      2.02          46.8%
Oregon                          1         1,500,000           0.1%           5.0900%      2.35          43.0%
South Carolina                  1         1,050,000           0.1%           5.7500%      1.46          75.0%
                          ----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       153    $1,434,224,152         100.0%           5.6222%      1.45X         71.5%
                          ========================================================================================

(1)    BASED ON A CUT-OFF DATE IN DECEMBER 2004.

(2)    SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA
       ZIP CODES LESS THAN OR EQUAL TO 93600. NORTHERN CALIFORNIA CONSISTS OF
       MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES GREATER THAN 93600.

--------------------------------------------------------------------------------
             GROUP NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY TYPE
--------------------------------------------------------------------------------

                                                                      WEIGHTED
                       NUMBER OF                    PERCENTAGE OF      AVERAGE                 WEIGHTED
                       MORTGAGED  CUT-OFF DATE        INITIAL         MORTGAGE    WEIGHTED     AVERAGE
                          REAL     PRINCIPAL      LOAN GROUP NO. 1    INTEREST    AVERAGE    CUT-OFF DATE
PROPERTY TYPE         PROPERTIES  BALANCE (1)          BALANCE          RATE      U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------

Retail                     70   $  797,061,447          55.6%          5.6071%      1.42x        70.8%
Office                     35      411,761,525          28.7%          5.5752%      1.38         74.1%
Industrial                 14       92,614,548           6.5%          5.6437%      1.52         68.0%
Multifamily                24       92,065,468           6.4%          5.7616%      1.83         71.4%
Hotel                       4       25,884,248           1.8%          6.2571%      1.68         65.2%
Self Storage                4        9,844,080           0.7%          5.7739%      1.40         69.1%
Mixed Use                   2        4,992,836           0.3%          5.3501%      1.50         66.5%
                      -------------------------------------------------------------------------------------
                          153   $1,434,224,152         100.0%          5.6222%      1.45x        71.5%
                      =====================================================================================

(1) BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
           GROUP NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE
--------------------------------------------------------------------------------

                                                                                            WEIGHTED
                                          NUMBER OF                        PERCENTAGE OF     AVERAGE                   WEIGHTED
                                          MORTGAGED     CUT-OFF DATE          INITIAL       MORTGAGE    WEIGHTED        AVERAGE
                  PROPERTY                  REAL          PRINCIPAL      LOAN GROUP NO. 1   INTEREST    AVERAGE      CUT-OFF DATE
PROPERTY TYPE     SUB-TYPE               PROPERTIES      BALANCE (1)          BALANCE         RATE      U/W DSCR     LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL
                  Anchored (2)                39      $   711,627,659          49.6%         5.5769%      1.41x          71.0%
                  Unanchored                  31           85,433,788           6.0%         5.8586%      1.53           69.5%
                                         -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                       70      $   797,061,447          55.6%         5.6071%      1.42x          70.8%
                                         ===========================================================================================

MULTIFAMILY
                  Manufactured Housing        15      $    60,516,077           4.2%         5.6109%      1.44x          75.6%
                  Conventional                 3           24,977,372           1.7%         5.7266%      1.36           77.1%
                  Cooperative                  6            6,572,020           0.5%         7.2824%      7.10           10.2%
                                         -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                       24      $   92,065,468            6.4%         5.7616%      1.83x          71.4%
                                         ===========================================================================================

HOTEL
                  Limited Service              2      $   13,980,107            1.0%         6.1000%      1.64x          68.9%
                  Full Service                 2          11,904,141            0.8%         6.4415%      1.74           60.9%
                                         -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                        4      $   25,884,248            1.8%         6.2571%      1.68x          65.2%
                                         ===========================================================================================

(1)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

(2)  INCLUDES SHADOW ANCHORED PROPERTIES.

--------------------------------------------------------------------------------
          GROUP NO. 1 UNDERLYING MORTGAGE LOANS BY LOAN TYPE
--------------------------------------------------------------------------------

                                                                                 WEIGHTED
                                     NUMBER OF                    PERCENTAGE OF   AVERAGE                WEIGHTED       WEIGHTED
                                    UNDERLYING     CUT-OFF DATE     INITIAL       MORTGAGE  WEIGHTED     AVERAGE        AVERAGE
                                     MORTGAGE        PRINCIPAL  LOAN GROUP NO. 1  INTEREST   AVERAGE   CUT-OFF DATE    REMAINING
LOAN TYPE                             LOANS         BALANCE (1)     BALANCE         RATE     U/W DSCR  LTV RATIO (1) IO PERIOD (1)
-----------------------------------------------------------------------------------------------------------------------------------

Interest Only Balloon Loans              4        $   41,602,300      2.9%         5.2049%     2.52x       56.0%        61
Balloon Loans with Partial IO Term      27           604,451,000     42.2%         5.6917%     1.27        72.0%        32
Balloon Loans without IO Term           98           544,066,810     37.9%         5.5996%     1.52        70.6%        N/A
Interest Only ARD Loans                  3           115,000,000      8.0%         5.3613%     1.53        72.4%        58
ARD Loans with Partial IO Period         1            14,480,000      1.0%         5.8900%     1.37        72.0%         2
ARD Loans without IO Periods             7            99,944,712      7.0%         5.5899%     1.28        82.2%        N/A
Fully Amortizing Loans                   9            14,679,330      1.0%         6.7806%     3.48        43.7%        N/A
                                    -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                149        $1,434,224,152    100.0%         5.6222%     1.45X       71.5%        N/A
                                    ===============================================================================================

(1) BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       25
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                     GROUP NO. 1 ORIGINAL AMORTIZATION TERMS
-------------------------------------------------------------------------------

                                                                                    WEIGHTED
                                 NUMBER OF                         PERCENTAGE OF     AVERAGE                WEIGHTED
           RANGE OF             UNDERLYING      CUT-OFF DATE          INITIAL       MORTGAGE   WEIGHTED      AVERAGE
    ORIGINAL AMORTIZATION        MORTGAGE         PRINCIPAL      LOAN GROUP NO. 1   INTEREST   AVERAGE    CUT-OFF DATE
     TERMS (MONTHS) (1)           LOANS           BALANCE (2)         BALANCE         RATE     U/W DSCR   LTV RATIO (2)
--------------------------------------------------------------------------------------------------------------------------

       Interest Only                 7       $     156,602,300         10.9%         5.3198%     1.79x       68.1%
 240        -          300          25              69,909,515          4.9%         6.2700%     2.04        62.0%
 301        -          360         117           1,207,712,337         84.2%         5.6239%     1.37        72.4%
                              --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            149       $   1,434,224,152        100.0%         5.6222%     1.45x       71.5%
                              ============================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):            360

MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):            240
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (3):          356

(1)  IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE
     THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

(3)  DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL
     ARD/MATURITY DATE.

--------------------------------------------------------------------------------
                    GROUP NO. 1 REMAINING AMORTIZATION TERMS
--------------------------------------------------------------------------------

                                                                          WEIGHTED
                           NUMBER OF                     PERCENTAGE OF     AVERAGE                WEIGHTED
        RANGE OF          UNDERLYING    CUT-OFF DATE       INITIAL        MORTGAGE   WEIGHTED      AVERAGE
REMAINING AMORTIZATION     MORTGAGE        PRINCIPAL   LOAN GROUP NO. 1   INTEREST   AVERAGE    CUT-OFF DATE
 TERMS (MONTHS) (1, 2)       LOANS        BALANCE (2)       BALANCE         RATES    U/W DSCR   LTV RATIO (2)
--------------------------------------------------------------------------------------------------------------

Interest Only                   7      $   156,602,300        10.9%        5.3198%     1.79x       68.1%
      150      -    240        10           19,351,727         1.3%        6.5687%     3.06        48.3%
      241      -    300        15           50,557,788         3.5%        6.1557%     1.65        67.3%
      301      -    355        19           90,733,070         6.3%        5.7979%     1.48        68.8%
      356      -    360        98        1,116,979,267        77.9%        5.6098%     1.36        72.7%
                          ------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       149      $ 1,434,224,152       100.0%        5.6222%     1.45x       71.5%
                          ====================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS)  (2, 3):       360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS)  (2, 3):       150
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS)  (2, 3):     354

(1)  IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE
     THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

(3)  DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL
     ARD/MATURITY DATE.

--------------------------------------------------------------------------------
                  GROUP NO. 1 ORIGINAL TERMS TO STATED MATURITY
--------------------------------------------------------------------------------

                                                                                  WEIGHTED
                                  NUMBER OF                       PERCENTAGE OF   AVERAGE                       WEIGHTED
          RANGE OF               UNDERLYING        CUT-OFF DATE      INITIAL      MORTGAGE     WEIGHTED         AVERAGE
       ORIGINAL TERMS              MORTGAGE          PRINCIPAL   LOAN GROUP NO. 1 INTEREST     AVERAGE       CUT-OFF DATE
 TO STATED MATURITY (MONTHS) (1)     LOANS          BALANCE (2)       BALANCE       RATE       U/W DSCR      LTV RATIO (2)
--------------------------------------------------------------------------------------------------------------------------

          60         -       84       21         $    342,929,560      23.9%       5.2765%       1.67x           69.0%
          85         -      120      111            1,020,346,566      71.1%       5.7246%       1.35            72.5%
         121         -      300       17               70,948,025       4.9%       5.8203%       1.84            68.7%
                                 -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              149         $  1,434,224,152     100.0%       5.6222%       1.45x           71.5%
                                 =========================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1)   :     300
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1)   :     60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1) :     109

(1)  IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE
     THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

-------------------------------------------------------------------------------
                 GROUP NO. 1 REMAINING TERMS TO STATED MATURITY
-------------------------------------------------------------------------------

                                                                                   WEIGHTED
                                   NUMBER OF                      PERCENTAGE OF     AVERAGE                WEIGHTED
         RANGE OF                 UNDERLYING      CUT-OFF DATE       INITIAL       MORTGAGE   WEIGHTED     AVERAGE
      REMAINING TERMS              MORTGAGE         PRINCIPAL    LOAN GROUP NO. 1  INTEREST   AVERAGE    CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1, 2)  LOANS          BALANCE (2)       BALANCE         RATES    U/W DSCR   LTV RATIO (2)
----------------------------------------------------------------------------------------------------------------------

      54      -     84                21         $  342,929,560       23.9%         5.2765%     1.67x       69.0%
      85      -    117                58            326,347,743       22.8%         5.8373%     1.48        70.8%
     118      -    260                70            764,946,849       53.3%         5.6854%     1.34        72.9%
                                  ------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              149         $1,434,224,152      100.0%         5.6222%     1.45x       71.5%
                                  ====================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS)  (1, 2)  :     260
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS)  (1, 2)  :      54
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS)  (1, 2):     107

(1)  IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE
     THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       26
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   GROUP NO. 1 CUT-OFF DATE PRINCIPAL BALANCES
--------------------------------------------------------------------------------

                                                                                     WEIGHTED
                                    NUMBER OF                     PERCENTAGE OF       AVERAGE                          WEIGHTED
                                   UNDERLYING    CUT-OFF DATE        INITIAL         MORTGAGE       WEIGHTED            AVERAGE
RANGE OF CUT-OFF DATE               MORTGAGE      PRINCIPAL      LOAN GROUP NO. 1    INTEREST       AVERAGE          CUT-OFF DATE
PRINCIPAL BALANCES (1)               LOANS        BALANCE (1)        BALANCE           RATE         U/W DSCR         LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

$  440,119 -      750,000              5       $    3,047,725           0.2%           7.655%         4.44x              38.3%
   750,001 -    1,000,000              5            4,804,612           0.3%           6.294%         2.66               57.7%
 1,000,001 -    1,250,000              4            4,656,819           0.3%           6.037%         1.66               61.5%
 1,250,001 -    1,500,000              9           12,708,987           0.9%           6.134%         2.28               56.0%
 1,500,001 -    2,000,000             13           23,100,015           1.6%           5.849%         1.61               68.6%
 2,000,001 -    2,500,000             10           22,868,185           1.6%           6.075%         2.10               62.4%
 2,500,001 -    3,000,000             12           33,994,334           2.4%           5.739%         1.62               63.7%
 3,000,001 -    3,500,000             14           45,793,284           3.2%           5.586%         1.50               71.8%
 3,500,001 -    4,000,000             10           37,107,974           2.6%           5.657%         1.53               71.8%
 4,000,001 -    4,500,000              5           21,353,250           1.5%           6.038%         1.38               74.4%
 4,500,001 -    5,000,000              4           19,518,358           1.4%           5.772%         1.44               67.6%
 5,000,001 -    6,000,000              5           27,446,001           1.9%           5.767%         1.33               74.8%
 6,000,001 -    7,000,000              7           44,527,856           3.1%           5.737%         1.55               67.5%
 7,000,001 -    8,000,000              6           45,001,287           3.1%           5.777%         1.52               70.2%
 8,000,001 -    9,000,000              1            8,790,161           0.6%           5.387%         1.79               68.1%
 9,000,001 -   10,000,000              5           47,646,813           3.3%           5.597%         1.41               77.9%
10,000,001 -   12,500,000              8           90,952,459           6.3%           5.557%         1.50               71.8%
12,500,001 -   15,000,000              4           58,707,203           4.1%           5.868%         1.38               68.0%
15,000,001 -   17,500,000              8          132,435,301           9.2%           5.477%         1.58               72.0%
17,500,001 -   20,000,000              4           73,690,112           5.1%           5.531%         1.31               76.5%
20,000,001 -   25,000,000              1           21,500,000           1.5%           5.420%         1.34               74.1%
25,000,001 -   30,000,000              3           85,000,000           5.9%           5.549%         1.49               73.0%
30,000,001 -   50,000,000              2           66,873,414           4.7%           5.598%         1.26               83.6%
50,000,001 -   77,500,000              3          182,700,000          12.7%           5.191%         1.59               70.9%
77,500,001 - $320,000,000              1          320,000,000          22.3%           5.767%         1.19               70.3%
                                ----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              149       $1,434,224,152         100.0%           5.622%         1.45x              71.5%
                                ====================================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE  (1):  $320,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE  (1):      $440,119
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE  (1):    $9,625,665

(1)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
                       GROUP NO. 1 MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------

                                                                                   WEIGHTED
                                  NUMBER OF                     PERCENTAGE OF       AVERAGE                          WEIGHTED
                                 UNDERLYING    CUT-OFF DATE        INITIAL         MORTGAGE       WEIGHTED            AVERAGE
       RANGE OF                   MORTGAGE      PRINCIPAL      LOAN GROUP NO. 1    INTEREST       AVERAGE          CUT-OFF DATE
MORTGAGE INTEREST RATES            LOANS        BALANCE (1)        BALANCE           RATE         U/W DSCR         LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

4.4461%  -  5.0000%                  2     $   57,200,000            4.0%           4.4726%         2.14x              62.4%
5.0001%  -  5.2500%                 11         74,882,212            5.2%           5.1542%         2.05               56.8%
5.2501%  -  5.5000%                 28        372,432,723           26.0%           5.4074%         1.43               74.5%
5.5001%  -  5.7500%                 35        244,462,529           17.0%           5.6288%         1.36               74.3%
5.7501%  -  6.0000%                 32        568,929,998           39.7%           5.8065%         1.28               72.1%
6.0001%  -  6.2500%                 22         78,115,137            5.4%           6.1061%         1.42               72.4%
6.2501%  -  6.5000%                  8         23,043,784            1.6%           6.3241%         1.54               64.8%
6.5001%  -  6.7500%                  3          6,525,885            0.5%           6.6735%         1.64               63.9%
6.7501%  -  8.9800%                  8          8,631,884            0.6%           7.1926%         5.87               18.7%
                           ---------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            149     $1,434,224,152          100.0%           5.6222%         1.45x              71.5%
                           =========================================================================================================

MAXIMUM MORTGAGE INTEREST RATE:     8.9800%
MINIMUM MORTGAGE INTEREST RATE:     4.4461%
WTD. AVG. MORTGAGE INTEREST RATE:   5.6222%

(1)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
              GROUP NO. 1 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------

                                                                                    WEIGHTED
                                NUMBER OF                        PERCENTAGE OF       AVERAGE                          WEIGHTED
                               UNDERLYING       CUT-OFF DATE        INITIAL         MORTGAGE       WEIGHTED            AVERAGE
      RANGE OF                  MORTGAGE         PRINCIPAL      LOAN GROUP NO. 1    INTEREST       AVERAGE          CUT-OFF DATE
      U/W DSCRS                  LOANS           BALANCE (1)        BALANCE           RATE         U/W DSCR         LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

 1.15x   -     1.20                 2         $   322,226,133        22.5%           5.7703%        1.19x              70.3%
 1.21    -     1.25                 8              86,273,176         6.0%           5.5647%        1.23               83.4%
 1.26    -     1.30                17             262,517,359        18.3%           5.7407%        1.29               76.1%
 1.31    -     1.35                33             236,554,312        16.5%           5.5615%        1.34               76.3%
 1.36    -     1.40                17              59,672,235         4.2%           5.8339%        1.38               73.6%
 1.41    -     1.45                 9              59,497,125         4.1%           5.6371%        1.44               68.6%
 1.46    -     1.50                 8              75,194,218         5.2%           5.4884%        1.48               75.5%
 1.51    -     1.55                 7              26,081,547         1.8%           5.7290%        1.52               64.8%
 1.56    -     1.75                19             152,147,532        10.6%           5.6232%        1.62               67.8%
 1.76    -     1.95                10              41,112,925         2.9%           5.7877%        1.81               58.9%
 1.96    -     2.00                 1               3,600,000         0.3%           5.2000%        2.00               72.0%
 2.01    -   11.30x                18             109,347,589         7.6%           4.9710%        2.61               52.8%
                            --------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           149         $ 1,434,224,152       100.0%           5.6222%        1.45x              71.5%
                            ========================================================================================================

MAXIMUM U/W DSCR:      11.30X
MINIMUM U/W DSCR:      1.15X
WTD. AVG. U/W DSCR:    1.45X

(1)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
                  GROUP NO. 1 CUT-OFF DATE LOAN-TO-VALUE RATIOS
--------------------------------------------------------------------------------

                                                                                          WEIGHTED
                                      NUMBER OF                        PERCENTAGE OF       AVERAGE                      WEIGHTED
                                     UNDERLYING       CUT-OFF DATE        INITIAL         MORTGAGE     WEIGHTED          AVERAGE
 RANGE OF CUT-OFF DATE                MORTGAGE         PRINCIPAL      LOAN GROUP NO. 1    INTEREST     AVERAGE        CUT-OFF DATE
LOAN-TO-VALUE RATIOS (1)               LOANS           BALANCE (1)        BALANCE           RATE       U/W DSCR       LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

   6.5%   -  40.0%                        8          $  10,570,176          0.7%           6.7199%       5.39x            19.3%
   40.0%  -  50.0%                       10             37,339,470          2.6%           5.2787%       2.64             44.6%
   50.0%  -  60.0%                       11             75,866,879          5.3%           5.6410%       1.71             56.1%
   60.0%  -  65.0%                       12            105,204,826          7.3%           5.0460%       1.85             63.3%
   65.0%  -  70.0%                       16             95,106,400          6.6%           5.6198%       1.52             68.3%
   70.0%  -  74.5%                       30            589,764,445         41.1%           5.6996%       1.27             71.4%
   74.5%  -  75.0%                       10             34,771,127          2.4%           5.7773%       1.43             74.9%
   75.0%  -  77.0%                       12            104,835,696          7.3%           5.5464%       1.41             75.6%
   77.0%  -  77.5%                        3              9,430,338          0.7%           5.9393%       1.42             77.5%
   77.5%  -  78.5%                        8             86,082,039          6.0%           5.7737%       1.31             77.7%
   78.5%  -  79.0%                        8             50,207,352          3.5%           5.5361%       1.42             78.9%
   79.0%  -  80.0%                       18            180,788,673         12.6%           5.6717%       1.32             79.8%
   80.0%  -  85.0%                        1              2,996,956          0.2%           5.9000%       1.33             81.0%
   85.0%  -  88.7%                        2             51,259,776          3.6%           5.5457%       1.23             88.1%
                               -----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 149        $ 1,434,224,152        100.0%           5.6222%       1.45x            71.5%
                               =====================================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):     88.7%
MINIMUM CUT-OFF DATE LTV RATIO (1):      6.5%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):   71.5%

(1)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       27
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     GROUP NO. 1 UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST
--------------------------------------------------------------------------------

                                                                                         WEIGHTED
                               NUMBER OF                            PERCENTAGE OF         AVERAGE                        WEIGHTED
                               MORTGAGED        CUT-OFF DATE           INITIAL           MORTGAGE        WEIGHTED         AVERAGE
                                 REAL            PRINCIPAL         LOAN GROUP NO. 1      INTEREST         AVERAGE      CUT-OFF DATE
OWNERSHIP INTEREST            PROPERTIES        BALANCE (1)            BALANCE             RATES         U/W DSCR      LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

Fee                               147         $1,323,995,227            92.3%              5.6762%        1.43x             71.6%
Fee/Leasehold                       6            110,228,925             7.7%              4.9738%        1.72              70.2%
                           ---------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           153         $1,434,224,152           100.0%              5.6222%        1.45x             71.5%
                           =========================================================================================================

(1)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
                     GROUP NO. 1 YEARS BUILT/YEARS RENOVATED
--------------------------------------------------------------------------------

                                                                                        WEIGHTED
                              NUMBER OF                            PERCENTAGE OF         AVERAGE                        WEIGHTED
                              MORTGAGED        CUT-OFF DATE           INITIAL           MORTGAGE        WEIGHTED         AVERAGE
     RANGE OF YEARS             REAL            PRINCIPAL         LOAN GROUP NO. 1      INTEREST         AVERAGE      CUT-OFF DATE
  BUILT/RENOVATED (1)        PROPERTIES        BALANCE (1)            BALANCE             RATES         U/W DSCR      LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

      1950 - 1975                 9          $   41,326,718             2.9%             5.6386%          1.49x           73.6%
      1976 - 1985                16             107,377,740             7.5%             5.7626%          1.37            75.2%
      1986 - 1995                18             145,121,859            10.1%             5.6628%          1.47            71.9%
      1996 - 2000                34             201,242,683            14.0%             5.6008%          1.63            67.7%
      2001 - 2004                76             939,155,152            65.5%             5.6038%          1.41            71.7%
                         -----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         153          $1,434,224,152           100.0%             5.6222%          1.45x           71.5%
                         ===========================================================================================================

MOST RECENT YEAR BUILT/RENOVATED:   2004
OLDEST YEAR BUILT/RENOVATED         1950
WTD. AVG. YEAR BUILT/RENOVATED:     1999

(1)  YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR THE YEAR
     RENOVATED OF THE MORTGAGED REAL PROPERTIES.

(2)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
                   GROUP NO. 1 OCCUPANCY RATES AT UNDERWRITING
--------------------------------------------------------------------------------

                                                                                           WEIGHTED
                                 NUMBER OF                            PERCENTAGE OF         AVERAGE                      WEIGHTED
                                 MORTGAGED        CUT-OFF DATE           INITIAL           MORTGAGE      WEIGHTED         AVERAGE
        RANGE OF                   REAL            PRINCIPAL         LOAN GROUP NO. 1      INTEREST       AVERAGE      CUT-OFF DATE
OCCUPANCY RATES AT U/W (1)      PROPERTIES        BALANCE (1)            BALANCE             RATES       U/W DSCR      LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

       54% -  75%                    4          $    19,499,945            1.4%             5.7647%        1.37x           73.1%
       76% -  85%                   10               64,704,942            4.6%             5.7539%        1.40            76.3%
       86% -  90%                   12              103,092,333            7.4%             5.5691%        1.39            74.4%
       91% -  93%                   16              146,665,083           10.5%             5.6210%        1.41            76.1%
       94% -  95%                   15              457,272,357           32.6%             5.7344%        1.25            70.8%
       96% -  97%                    7              108,677,717            7.8%             5.0704%        1.75            66.2%
       98% - 100%                   79              501,855,509           35.8%             5.5738%        1.51            71.7%
                              ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            143          $ 1,401,767,885          100.0%             5.6027%        1.42x           71.9%
                              ======================================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):      100%
MINIMUM OCCUPANCY RATE AT U/W (1):       54%
WTD. AVG. OCCUPANCY RATE AT U/W (1) :    95%

(1)  DOES NOT INCLUDE HOSPITALITY OR RESIDENTIAL COOPERATIVE PROPERTIES.

(2)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       28
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 GROUP NO. 2 MORTGAGED REAL PROPERTIES BY STATE
--------------------------------------------------------------------------------

                                                                                         WEIGHTED
                                    NUMBER OF                           PERCENTAGE OF     AVERAGE                     WEIGHTED
                                    MORTGAGED        CUT-OFF DATE          INITIAL       MORTGAGE     WEIGHTED         AVERAGE
                                       REAL            PRINCIPAL      LOAN GROUP NO. 2   INTEREST      AVERAGE      CUT-OFF DATE
STATE                               PROPERTIES        BALANCE (1)          BALANCE         RATE       U/W DSCR      LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

Texas                                   15          $  113,944,661          26.3%         5.3944%       1.36x           76.4%
California                               7              21,740,773           5.0%         5.4425%       1.36            67.5%
  Northern California (2)                5              11,828,167           2.7%         5.4948%       1.29            64.2%
  Southern California (2)                2               9,912,606           2.3%         5.3801%       1.45            71.3%
Indiana                                  3              36,337,977           8.4%         5.5678%       1.22            77.5%
North Carolina                           3              30,300,000           7.0%         5.3332%       1.53            77.2%
Wisconsin                                2              28,750,000           6.6%         5.3196%       1.28            74.8%
New York                                 6              27,709,893           6.4%         5.4583%       1.66            67.1%
Nevada                                   2              25,367,054           5.9%         5.5581%       1.24            78.5%
Arizona                                  4              21,006,064           4.9%         5.6448%       1.31            68.2%
Ohio                                     4              16,345,775           3.8%         5.3312%       1.36            76.8%
New Mexico                               7              15,329,524           3.5%         5.6953%       1.46            60.0%
Missouri                                 3              13,185,364           3.0%         5.4534%       1.46            63.3%
Connecticut                              1              10,313,289           2.4%         5.3100%       1.52            72.1%
Colorado                                 2               9,017,310           2.1%         5.9461%       1.46            59.6%
Michigan                                 1               8,990,019           2.1%         5.4300%       1.30            80.3%
Alabama                                  1               7,958,821           1.8%         4.4000%       1.51            77.3%
Florida                                  4               7,597,922           1.8%         5.7392%       1.50            77.5%
Virginia                                 2               7,078,535           1.6%         5.6923%       1.60            64.8%
Louisiana                                1               6,272,871           1.4%         5.2700%       1.67            79.4%
District of Columbia                     3               5,683,143           1.3%         5.5637%       1.32            71.5%
Mississippi                              2               5,389,567           1.2%         5.9364%       1.34            79.2%
Tennessee                                3               5,299,314           1.2%         6.1580%       1.42            69.7%
Georgia                                  1               2,450,000           0.6%         5.5270%       1.45            69.0%
Idaho                                    1               2,157,667           0.5%         5.5700%       1.33            79.9%
Arkansas                                 1               1,739,069           0.4%         6.4600%       1.26            79.0%
Delaware                                 1               1,676,969           0.4%         6.0600%       1.43            75.5%
South Carolina                           1                 978,448           0.2%         5.3900%       1.43            80.9%
                                ----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 81           $ 432,620,028         100.0%         5.4659%       1.39x           73.6%
                                ====================================================================================================

(1)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

(2)  NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP
     CODES GREATER THAN 93600. SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL
     PROPERTIES IN CALIFORNIA ZIP CODES LESS THAN OR EQUAL TO 93600.

--------------------------------------------------------------------------------
             GROUP NO. 2 MORTGAGED REAL PROPERTIES BY PROPERTY TYPE
--------------------------------------------------------------------------------

                                                                                         WEIGHTED
                                    NUMBER OF                           PERCENTAGE OF     AVERAGE                     WEIGHTED
                                    MORTGAGED        CUT-OFF DATE          INITIAL       MORTGAGE     WEIGHTED         AVERAGE
                                       REAL            PRINCIPAL      LOAN GROUP NO. 2   INTEREST      AVERAGE      CUT-OFF DATE
PROPERTY TYPE                       PROPERTIES        BALANCE (1)          BALANCE         RATE       U/W DSCR      LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

Multifamily                             81         $   432,620,028          100.0%        5.4659%       1.39x            73.6%
                             -------------------------------------------------------------------------------------------------------
                                        81         $   432,620,028          100.0%        5.4659%       1.39x            73.6%
                             =======================================================================================================

(1)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
           GROUP NO. 2 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE
--------------------------------------------------------------------------------

                                                                                            WEIGHTED
                                       NUMBER OF                           PERCENTAGE OF     AVERAGE                     WEIGHTED
                                       MORTGAGED        CUT-OFF DATE          INITIAL       MORTGAGE     WEIGHTED         AVERAGE
                 PROPERTY                 REAL            PRINCIPAL      LOAN GROUP NO. 2   INTEREST      AVERAGE      CUT-OFF DATE
PROPERTY TYPE    SUB-TYPE              PROPERTIES        BALANCE (1)          BALANCE         RATE       U/W DSCR      LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

MULTIFAMILY
                 Conventional              69          $  406,278,630          93.9%         5.4543%       1.36x           73.9%
                 Manufactured Housing      10              22,128,136           5.1%         5.6213%       1.47            74.7%
                 Cooperative                2               4,213,262           1.0%         5.7677%       3.28            33.6%
                                     -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    81          $  432,620,028         100.0%         5.4659%       1.39x           73.6%
                                     ===============================================================================================

(1)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
               GROUP NO. 2 UNDERLYING MORTGAGE LOANS BY LOAN TYPE
--------------------------------------------------------------------------------

                                                                                    WEIGHTED
                                      NUMBER OF                   PERCENTAGE OF      AVERAGE               WEIGHTED      WEIGHTED
                                      UNDERLYING   CUT-OFF DATE      INITIAL        MORTGAGE   WEIGHTED     AVERAGE       AVERAGE
                                       MORTGAGE     PRINCIPAL    LOAN GROUP NO. 2   INTEREST   AVERAGE   CUT-OFF DATE    REMAINING
LOAN TYPE                               LOANS      BALANCE (1)       BALANCE          RATE     U/W DSCR  LTV RATIO (1) IO PERIOD (1)
------------------------------------------------------------------------------------------------------------------------------------

Interest Only Balloon Loans               1       $  17,000,000        3.9%          4.9400%     1.69x       78.7%           59
Balloon Loans with Partial IO Term       17         169,020,000       39.1%          5.4250%     1.30        74.4%           27
Balloon Loans without IO Term            59        242,686,7665        6.1%          5.5244%     1.43        73.2%          N/A
Fully Amortizing Loans                    2           3,913,262        0.9%          5.8930%     1.56        37.3%          N/A
                                    ------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  79       $ 432,620,028      100.0%          5.4659%     1.39x       73.6%          N/A
                                    ================================================================================================

(1)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       29
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     GROUP NO. 2 ORIGINAL AMORTIZATION TERMS
--------------------------------------------------------------------------------

                                                                                           WEIGHTED
                                     NUMBER OF                           PERCENTAGE OF     AVERAGE                      WEIGHTED
       RANGE OF                      UNDERLYING        CUT-OFF DATE          INITIAL       MORTGAGE     WEIGHTED         AVERAGE
ORIGINAL AMORTIZATION                 MORTGAGE           PRINCIPAL      LOAN GROUP NO. 2   INTEREST      AVERAGE      CUT-OFF DATE
   TERMS (MONTHS)(1)                   LOANS            BALANCE (2)          BALANCE         RATE       U/W DSCR      LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------------

    Interest Only                         1          $  17,000,000            3.9%        4.9400%        1.69x           78.7%
      240 - 300                          16             37,496,571            8.7%        5.6924%        1.40            62.8%
      301 - 360                          62            378,123,457           87.4%        5.4671%        1.37            74.4%
                                 ---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  79          $ 432,620,028          100.0%        5.4659%        1.39x           73.6%
                                 ===================================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):       360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):       240
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (3):     350

(1)  IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE
     THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.
(3)  DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL
     ARD/MATURITY DATE.

--------------------------------------------------------------------------------
                    GROUP NO. 2 REMAINING AMORTIZATION TERMS
--------------------------------------------------------------------------------

                                                                                           WEIGHTED
                                     NUMBER OF                           PERCENTAGE OF     AVERAGE                      WEIGHTED
       RANGE OF                      UNDERLYING        CUT-OFF DATE          INITIAL       MORTGAGE     WEIGHTED         AVERAGE
REMAINING AMORTIZATION                MORTGAGE           PRINCIPAL      LOAN GROUP NO. 2   INTEREST      AVERAGE      CUT-OFF DATE
 TERMS (MONTHS)(1, 2)                  LOANS            BALANCE (2)          BALANCE         RATE       U/W DSCR      LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------------

     Interest Only                        1          $   17,000,000            3.9%         4.9400%       1.69x           78.7%
       168 - 250                          8              13,175,391            3.0%         5.7799%       1.53            51.1%
       251 - 300                          9              25,838,490            6.0%         5.6964%       1.33            68.7%
       301 - 355                          4              27,093,908            6.3%         5.6109%       1.28            74.2%
       356 - 360                         57             349,512,238           80.8%         5.4514%       1.38            74.5%
                                   -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  79          $  432,620,028          100.0%         5.4659%       1.39x           73.6%
                                   =================================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS)  (2, 3):    360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS)  (2, 3):    168
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS)  (2, 3):  349

(1)  IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE
     THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.
(3)  DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL
     ARD/MATURITY DATE.

--------------------------------------------------------------------------------
                  GROUP NO. 2 ORIGINAL TERMS TO STATED MATURITY
--------------------------------------------------------------------------------

                                                                                            WEIGHTED
                                      NUMBER OF                           PERCENTAGE OF     AVERAGE                      WEIGHTED
           RANGE OF                   UNDERLYING        CUT-OFF DATE          INITIAL       MORTGAGE     WEIGHTED         AVERAGE
        ORIGINAL TERMS                 MORTGAGE           PRINCIPAL      LOAN GROUP NO. 2   INTEREST      AVERAGE      CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)         LOANS            BALANCE (2)          BALANCE         RATE       U/W DSCR      LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------------

          60 -  84                        12          $   84,859,786           19.6%         5.2167%       1.44x           78.1%
          85 - 120                        61             306,917,525           70.9%         5.5265%       1.38            72.6%
         121 - 240                         6              40,842,717            9.4%         5.5281%       1.36            71.7%
                                   -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   79          $  432,620,028          100.0%         5.4659%       1.39x           73.6%
                                   =================================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):    240
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):     60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):  113

(1)  IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE
     THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
                 GROUP NO. 2 REMAINING TERMS TO STATED MATURITY
--------------------------------------------------------------------------------

                                                                                            WEIGHTED
                                      NUMBER OF                           PERCENTAGE OF     AVERAGE                      WEIGHTED
             RANGE OF                 UNDERLYING        CUT-OFF DATE          INITIAL       MORTGAGE     WEIGHTED         AVERAGE
          REMAINING TERMS              MORTGAGE           PRINCIPAL      LOAN GROUP NO. 2   INTEREST      AVERAGE      CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1, 2)      LOANS            BALANCE (2)          BALANCE         RATE       U/W DSCR      LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------------

             47 -  84                     13           $  86,377,096           20.0%         5.2396%       1.44x           77.8%
             85 - 117                     28             108,468,744           25.1%         5.6091%       1.41            68.4%
            118 - 240                     38             237,774,188           55.0%         5.4828%       1.36            74.4%
                                   -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   79           $ 432,620,028          100.0%         5.4659%       1.39x           73.6%
                                   =================================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS)  (1, 2):   240
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS)  (1, 2):    47
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS)  (1, 2): 111

(1)  IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE
     THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       30
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   GROUP NO. 2 CUT-OFF DATE PRINCIPAL BALANCES
--------------------------------------------------------------------------------

                                                                                          WEIGHTED
                                    NUMBER OF                           PERCENTAGE OF     AVERAGE                      WEIGHTED
                                    UNDERLYING        CUT-OFF DATE          INITIAL       MORTGAGE     WEIGHTED         AVERAGE
RANGE OF CUT-OFF DATE                MORTGAGE           PRINCIPAL      LOAN GROUP NO. 2   INTEREST      AVERAGE      CUT-OFF DATE
PRINCIPAL BALANCES (1)                LOANS            BALANCE (1)          BALANCE         RATE       U/W DSCR      LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

   $413,262 -   750,000                 1              $  413,262            0.1%          6.8500%       3.47x           19.2%
    750,001 - 1,000,000                 4               3,374,840            0.8%          6.0103%       1.47            68.4%
  1,000,001 - 1,250,000                 5               5,503,629            1.3%          5.8292%       1.43            60.5%
  1,250,001 - 1,500,000                 9              12,509,644            2.9%          5.8540%       1.51            70.4%
  1,500,001 - 2,000,000                 9              15,798,278            3.7%          5.7555%       1.59            68.0%
  2,000,001 - 2,500,000                 4               9,453,833            2.2%          5.5914%       1.48            74.0%
  2,500,001 - 3,000,000                 5              14,084,774            3.3%          5.7014%       1.43            75.6%
  3,000,001 - 3,500,000                 4              13,372,097            3.1%          5.8032%       1.40            65.0%
  3,500,001 - 4,000,000                 2               7,687,606            1.8%          5.5489%       2.43            48.1%
  4,000,001 - 4,500,000                 4              17,458,261            4.0%          5.5182%       1.34            68.6%
  4,500,001 - 5,000,000                 2               9,566,641            2.2%          6.0729%       1.36            75.4%
  5,000,001 - 6,000,000                 3              16,477,562            3.8%          5.4565%       1.34            74.7%
  6,000,001 - 7,000,000                 3              18,486,020            4.3%          5.4686%       1.44            79.0%
  7,000,001 - 8,000,000                 7              52,424,739           12.1%          5.3267%       1.36            72.4%
  8,000,001 - 9,000,000                 3              26,090,019            6.0%          5.5997%       1.24            76.8%
  9,000,001 - 10,000,000                1               9,300,000            2.1%          5.5000%       1.42            78.8%
 10,000,001 - 12,500,000                4              44,096,532           10.2%          5.3830%       1.46            70.6%
 12,500,001 - 15,000,000                4              57,863,070           13.4%          5.2713%       1.26            76.9%
 15,000,001 - 17,500,000                2              33,980,318            7.9%          5.0699%       1.51            77.2%
 17,500,001 - 20,000,000                2              38,178,905            8.8%          5.4536%       1.25            76.1%
 20,000,001 -$26,500,000                1              26,500,000            6.1%          5.5500%       1.22            77.9%
                                   -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                79           $ 432,620,028          100.0%          5.4659%       1.39x           73.6%
                                   =================================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE  (1): $26,500,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE  (1):    $413,262
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE  (1):  $5,476,203

(1)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
                       GROUP NO. 2 MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------

                                                                                        WEIGHTED
                                  NUMBER OF                           PERCENTAGE OF     AVERAGE                      WEIGHTED
                                  UNDERLYING        CUT-OFF DATE          INITIAL       MORTGAGE     WEIGHTED         AVERAGE
       RANGE OF                    MORTGAGE           PRINCIPAL      LOAN GROUP NO. 2   INTEREST      AVERAGE      CUT-OFF DATE
MORTGAGE INTEREST RATES             LOANS            BALANCE (1)          BALANCE         RATE       U/W DSCR      LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

  4.4000%  -  5.0000%                  2          $   24,958,821            5.8%         4.7678%       1.63x           78.3%
  5.0001%  -  5.2500%                  6              61,950,318           14.3%         5.1658%       1.31            75.5%
  5.2501%  -  5.5000%                 22             174,160,132           40.3%         5.3845%       1.36            75.4%
  5.5001%  -  5.7500%                 23             100,064,528           23.1%         5.5791%       1.42            70.9%
  5.7501%  -  6.0000%                 13              42,838,146            9.9%         5.8311%       1.43            68.5%
  6.0001%  -  6.2500%                  6              10,790,022            2.5%         6.1534%       1.38            73.5%
  6.2501%  -  6.5000%                  4              15,128,175            3.5%         6.2987%       1.31            71.8%
  6.5001%  -  6.7500%                  1               1,517,310            0.4%         6.5200%       1.51            61.9%
  6.7501%  -  6.8500%                  2               1,212,575            0.3%         6.7973%       1.99            54.5%
                              ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               79          $  432,620,028          100.0%         5.4659%       1.39x           73.6%
                              ======================================================================================================

MAXIMUM MORTGAGE INTEREST RATE:     6.8500%
MINIMUM MORTGAGE INTEREST RATE:     4.4000%
WTD. AVG. MORTGAGE INTEREST RATE:   5.4659%

(1)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
              GROUP NO. 2 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                 NUMBER OF                           PERCENTAGE OF     AVERAGE                      WEIGHTED
                                 UNDERLYING        CUT-OFF DATE          INITIAL       MORTGAGE     WEIGHTED         AVERAGE
     RANGE OF                     MORTGAGE           PRINCIPAL      LOAN GROUP NO. 2   INTEREST      AVERAGE      CUT-OFF DATE
     U/W DSCRS                     LOANS            BALANCE (1)          BALANCE         RATE       U/W DSCR      LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

  1.18x -  1.20                       3          $    24,487,167           5.7%         5.4469%       1.20x           78.6%
  1.21  -  1.26                      12               97,917,681          22.6%         5.5350%       1.23            76.2%
  1.27  -  1.30                       8               73,857,830          17.1%         5.4273%       1.29            75.5%
  1.31  -  1.35                      10               48,200,749          11.1%         5.5396%       1.32            71.5%
  1.36  -  1.40                       9               48,580,519          11.2%         5.4251%       1.37            71.8%
  1.41  -  1.45                      12               46,205,277          10.7%         5.5605%       1.43            73.3%
  1.46  -  1.50                       4               10,157,182           2.3%         5.7802%       1.48            73.3%
  1.51  -  1.55                       4               22,359,498           5.2%         5.1245%       1.52            74.1%
  1.56  -  1.66                       5               20,435,521           4.7%         5.5495%       1.60            65.5%
  1.67  -  1.86                       7               31,117,485           7.2%         5.2093%       1.69            76.6%
  1.87  -  2.99                       3                5,087,858           1.2%         5.4773%       2.10            54.4%
  3.00  -  3.47x                      2                4,213,262           1.0%         5.7677%       3.28            33.6%
                              ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              79           $  432,620,028         100.0%         5.4659%       1.39x           73.6%
                              ======================================================================================================

MAXIMUM U/W DSCR:   3.47X
MINIMUM U/W DSCR:   1.18X
WTD. AVG. U/W DSCR: 1.39X

(1)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
                  GROUP NO. 2 CUT-OFF DATE LOAN-TO-VALUE RATIOS
--------------------------------------------------------------------------------

                                                                                          WEIGHTED
                                    NUMBER OF                           PERCENTAGE OF     AVERAGE                      WEIGHTED
                                    UNDERLYING        CUT-OFF DATE          INITIAL       MORTGAGE     WEIGHTED         AVERAGE
  RANGE OF CUT-OFF DATE              MORTGAGE           PRINCIPAL      LOAN GROUP NO. 2   INTEREST      AVERAGE      CUT-OFF DATE
 LOAN-TO-VALUE RATIOS (1)             LOANS            BALANCE (1)          BALANCE         RATE       U/W DSCR      LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

      19.2%  -  40.0%                   3           $    7,713,262           1.8%         5.7733%        2.40x           36.2%
      40.0%  -  50.0%                   3                4,214,286           1.0%         5.8356%        1.92            48.7%
      50.0%  -  60.0%                   9               21,145,168           4.9%         5.6905%        1.50            57.5%
      60.0%  -  65.0%                   5               21,089,438           4.9%         5.5199%        1.45            63.0%
      65.0%  -  70.0%                   7               35,621,310           8.2%         5.6622%        1.44            67.9%
      70.0%  -  74.5%                  11               75,100,944          17.4%         5.5536%        1.32            72.8%
      74.5%  -  77.0%                   8               53,076,197          12.3%         5.4031%        1.33            75.9%
      77.0%  -  77.5%                   3               23,146,798           5.4%         4.9806%        1.34            77.2%
      77.5%  -  78.5%                   8               90,836,956          21.0%         5.4246%        1.28            78.1%
      78.5%  -  79.0%                   6               35,360,370           8.2%         5.3613%        1.54            78.7%
      79.0%  -  80.0%                  14               55,346,834          12.8%         5.4482%        1.37            79.7%
      80.0%  -  80.9%                   2                9,968,467           2.3%         5.4261%        1.31            80.4%
                                 ---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                79           $  432,620,028         100.0%         5.4659%        1.39x           73.6%
                                 ===================================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):   80.9%
MINIMUM CUT-OFF DATE LTV RATIO (1):   19.2%
WTD. AVG. CUT-OFF DATE LTV RATIO (1): 73.6%

(1)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       31
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     GROUP NO. 2 UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST
--------------------------------------------------------------------------------

                                                                                          WEIGHTED
                               NUMBER OF                           PERCENTAGE OF           AVERAGE                       WEIGHTED
                               MORTGAGED        CUT-OFF DATE          INITIAL             MORTGAGE      WEIGHTED          AVERAGE
                                 REAL             PRINCIPAL       LOAN GROUP NO. 2        INTEREST       AVERAGE       CUT-OFF DATE
OWNERSHIP INTEREST            PROPERTIES         BALANCE (1)          BALANCE               RATES       U/W DSCR       LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

Fee                                80         $  422,306,739            97.6%              5.4697%        1.38x            73.6%
Fee/Leasehold                       1             10,313,289             2.4%              5.3100%        1.52             72.1%
                           ---------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            81         $  432,620,028           100.0%              5.4659%        1.39x            73.6%
                           =========================================================================================================

(1)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
                     GROUP NO. 2 YEARS BUILT/YEARS RENOVATED
--------------------------------------------------------------------------------

                                                                                          WEIGHTED
                               NUMBER OF                           PERCENTAGE OF           AVERAGE                       WEIGHTED
                               MORTGAGED        CUT-OFF DATE          INITIAL             MORTGAGE      WEIGHTED          AVERAGE
   RANGE OF YEARS                REAL             PRINCIPAL       LOAN GROUP NO. 2        INTEREST       AVERAGE       CUT-OFF DATE
 BUILT/RENOVATED (1)          PROPERTIES         BALANCE (1)          BALANCE               RATES       U/W DSCR       LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

     1951 - 1997                  36           $ 166,039,192           38.4%               5.5233%        1.40x            74.2%
     1998 - 2000                   9              52,446,851           12.1%               5.2679%        1.54             73.2%
     2001 - 2004                  36             214,133,985           49.5%               5.4699%        1.34             73.2%
                           ---------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           81           $ 432,620,028          100.0%               5.4659%        1.39x            73.6%
                           =========================================================================================================

MOST RECENT YEAR BUILT/RENOVATED:   2004
OLDEST YEAR BUILT/RENOVATED         1951
WTD. AVG. YEAR BUILT/RENOVATED:     1996

(1)  YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR THE YEAR
     RENOVATED OF THE MORTGAGED REAL PROPERTIES.
(2)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
                   GROUP NO. 2 OCCUPANCY RATES AT UNDERWRITING
--------------------------------------------------------------------------------

                                                                                          WEIGHTED
                                NUMBER OF                           PERCENTAGE OF          AVERAGE                       WEIGHTED
                                MORTGAGED        CUT-OFF DATE          INITIAL            MORTGAGE      WEIGHTED          AVERAGE
         RANGE OF                 REAL             PRINCIPAL       LOAN GROUP NO. 2       INTEREST       AVERAGE       CUT-OFF DATE
OCCUPANCY RATES AT U/W (1)     PROPERTIES         BALANCE (1)          BALANCE              RATES       U/W DSCR       LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

       57%  -   75%                 2            $   8,856,903           2.1%              5.3910%        1.37x            78.4%
       76%  -   85%                 1                8,400,000           2.0%              5.5500%        1.20             76.4%
       86%  -   90%                16               94,786,737          22.1%              5.4813%        1.33             74.2%
       91%  -   93%                13              104,676,730          24.4%              5.4887%        1.30             75.3%
       94%  -   95%                12               81,468,354          19.0%              5.3119%        1.40             76.2%
       96%  -   97%                11               37,401,102           8.7%              5.4609%        1.53             74.1%
       98%  -  100%                24               92,816,941          21.7%              5.5475%        1.41             69.5%
                            --------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            79            $ 428,406,766         100.0%              5.4629%        1.37x            74.0%
                            ========================================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):  100%
MINIMUM OCCUPANCY RATE AT U/W (1):   57%
WTD. AVG. OCCUPANCY RATE AT U/W (1): 93%

(1)  DOES NOT INCLUDE RESIDENTIAL COOPERATIVE PROPERTIES.
(2)  BASED ON A CUT-OFF DATE IN DECEMBER 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       32
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------

                                                             PERCENTAGE
                                               CUTE-OFF      OF INITIAL                                                    CUT-OFF
                                                 DATE         MORTGAGE                 LOAN PER    MORTGAGE                  DATE
                                 PROPERTY     PRINCIPAL         POOL      SF/UNITS/    SF/UNITS/   INTEREST     U/W          LTV
  #    LOAN NAME                   TYPE       BALANCE(1)       BALANCE      ROOMS      ROOMS(1)      RATE       DSCR       RATIO(1)
------------------------------------------------------------------------------------------------------------------------------------

  1    Time Warner Retail         Retail    $320,000,000        17.1%      343,161       $933      5.7670%      1.19x       70.3%
------------------------------------------------------------------------------------------------------------------------------------
  2    275 Madison Avenue         Office     $71,000,000         3.8%      305,849       $232      5.6265%(2)   1.29x       73.2%
------------------------------------------------------------------------------------------------------------------------------------
  3    AT&T Consumer Services     Office     $58,000,000         3.1%      387,000       $150      5.3500%      1.48x       75.3%
       Headquarters
------------------------------------------------------------------------------------------------------------------------------------
  4    Eastgate Mall              Retail     $53,700,000(3)      2.9%      557,191        $96      4.4461%(4)   2.09x(5)    63.2%(5)
------------------------------------------------------------------------------------------------------------------------------------
  5    The BECO Park at Forbes    Office     $51,845,328         2.8%      602,606        $86      5.7700%      1.29x       77.7%
       Center Portfolio (6)
------------------------------------------------------------------------------------------------------------------------------------
  6    Orangefair Marketplace     Retail     $35,925,742         1.9%      332,806       $108      5.4500%      1.24x       88.7%(7)
       Shopping Center
------------------------------------------------------------------------------------------------------------------------------------
  7    Pershing Park Plaza        Office     $29,500,000         1.6%      159,103       $185      5.4500%      1.59x       70.2%
------------------------------------------------------------------------------------------------------------------------------------
  8    Shoppes of Paradise        Retail     $28,000,000         1.5%      172,350       $162      5.9100%      1.30x       80.0%(8)
       Isle Shopping Center
------------------------------------------------------------------------------------------------------------------------------------
  9    1300 Parkwood Office       Office     $27,500,000         1.5%      210,733       $130      5.2900%      1.57x       68.8%
       Building
------------------------------------------------------------------------------------------------------------------------------------
  10   River Road Apartments   Multifamily   $26,500,000         1.4%        732       $36,202     5.5500%      1.22x       77.9%
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL / WTD. AVG.                    $701,971,070        37.6%        N/A          N/A      5.5668%      1.34X       72.6%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Based on a December 2004 Cut-off Date.

(2)  The amortization on the 275 Madison Avenue Loan is based on a schedule generated by using a 6.3800% mortgage rate. The 275 Madison Avenue Loan and the 275 Madison Avenue Mezzanine Loan have an interest rate of 5.6264789%
     and 11.7300%, respectively, for a weighted average interest rate of
     6.3800%. Principal amortization is paid pro-rata between 275 Madison Avenue
     Loan and 275 Madison Avenue mezzanine loan.

(3)  The Eastgate Mall Property secures the Eastgate Mall Loan and the two
     Eastgate Mall Junior Companion Loans, namely the Eastgate Mall B-1 Note
     Companion Loan and the Eastgate Mall B-2 Note Companion Loan, collectively, the Eastgate Mall Total Loan. The Eastgate Mall Loan, the Eastgate Mall B-1
     Note Companion Loan and the Eastgate Mall B-2 Note Companion Loan have an original principal balance of $53,700,000, $3,550,000, and $7,750,000, respectively, for a total original principal balance of $65,000,000. Only the Eastgate Mall Loan will be included in the trust fund. The Eastgate
     Mall B-1 Note Companion Loan will be privately placed and an affiliate of
     CBL & Associates Properties, Inc. is expected to retain the Eastgate Mall
     B-2 Note Companion Loan. Unless otherwise noted, all calculations are based on the Eastgate Mall Loan only. Principal amortization is pro-rata between
     Eastgate Mall Loan and Eastgate B-1 Note Companion Loan.

(4)  The amortization on the Eastgate Mall Loan is based on a schedule generated by using a 4.5500% mortgage rate. The Eastgate Mall Loan and Eastgate Mall
     B-1 Note Companion Loan have a mortgage rate of 4.446078% and 6.1220%, respectively, for a weighted average mortgage rate of 4.5500%. Principal amortization is paid pro-rata between Eastgate Mall Loan and Eastgate Mall
     B-1 Note Companion Loan.

(5)  The U/W DSCR and Cut-off date LTV Ratio for the Eastgate Mall Total Loan are 1.67x and 76.5%, respectively.

(6)  For presentation purposes, the $30,947,673 BECO Park at Forbes Center -
     BRIT I, $3,669,054 BECO Park at Forbes Center - BRIT II and $17,228,601
     BECO Park at Forbes Center - BRIT III Mortgage Loans, which are cross-collateralized and cross-defaulted, are shown as one loan.

(7)  The Orangefair Marketplace Shopping Center Appraised Value is the value as of 8/10/2004. After completion of additional construction, the value is projected to be $45,700,000, which equates to a 78.6% LTV ratio.

(8)  The Shoppes of Paradise Isle Shopping Center Appraised Value is the value as of 12/1/2004. After completion of additional construction, the value is projected to be $36,000,000, which equates to a 77.8% LTV ratio.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       33
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TIME WARNER RETAIL
--------------------------------------------------------------------------------

          [MAP OMITTED]                           [PICTURE OMITTED]

          [PICTURE OMITTED]                       [PICTURE OMITTED]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       34
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TIME WARNER RETAIL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
   CUT-OFF DATE PRINCIPAL BALANCE (1):  $320,000,000

   FIRST PAYMENT DATE:                  January 11, 2005

   MORTGAGE INTEREST RATE:              5.767% per annum

   AMORTIZATION TERM:                   36 months interest only, 360 month
                                        amortization schedule thereafter

   MATURITY DATE:                       December 11, 2014

   MATURITY BALANCE:                    $287,871,931

   INTEREST CALCULATION:                Actual/360

   CALL PROTECTION:                     Lockout/Defeasance: 116
   (PAYMENTS)                           Open: 4

   LOAN PER SF (1):                     $933

   UPFRONT RESERVES:                    TI/LC Reserve                 $6,616,134

                                        Construction Reserve (2)      $3,681,897

   ONGOING RESERVES - MONTHLY:          Tax and Insurance Reserve     Yes

                                        TI/LC Reserve (3)             $35,000

                                        Replacement Reserve (4)       $4,148

   LOCKBOX:                             Hard

   MEZZANINE:                           No (5)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
   SINGLE ASSET/PORTFOLIO:              Single Asset

   PROPERTY TYPE:                       Retail

   PROPERTY SUB-TYPE:                   Anchored

   LOCATION:                            New York, NY

   YEAR BUILT/RENOVATED:                2004 / N/A

   SQUARE FEET/PARKING
   SPACE:                               343,161/640

   OCCUPANCY AT U/W (6):                95%

   OWNERSHIP INTEREST:                  Fee

                                                      % OF
                                                      TOTAL         LEASE
   MAJOR TENANTS                          NRSF        NRSF        EXPIRATION
   -------------                          ----        ----        ----------
    Whole Foods                          57,957       16.9%        1/31/2024
    Equinox                              41,756       12.2%        2/28/2019
    Borders                              26,000        7.6%        2/28/2019
    Williams Sonoma                      19,184        5.6%        1/31/2021

   PROPERTY MANAGEMENT:                 Related Urban Management Company, L.L.C

                                           U/W (7)
                                           -------
   NET OPERATING INCOME:                $27,541,982

   NET CASH FLOW:                       $26,775,277

   DSCR:                                1.19x (8)

   APPRAISED VALUE:                     $455,000,000

   CUT-OFF DATE LTV RATIO(1):           70.3%

   MATURITY LTV RATIO:                  63.3%

--------------------------------------------------------------------------------

(1)  Based on a December 2004 Cut-off Date.

(2)  At closing, the borrower was required to deposit $3,681,897 into a construction reserve to fund the estimated remaining costs to complete the construction of the Time Warner Retail Property, including common elements of the overall condominium.

(3)  The borrower is required to deposit the following monthly amounts into a
     TI/LC Reserve to fund tenant improvements and leasing commissions: (a) from
     January 11, 2005 up to and including the payment date in December 2007,
     $35,000; (b) from the payment date in January 2008 up to and including the payment date in December, 2011, $65,000, and (c) from the payment date in
     January 2012 up to and including the payment date immediately preceding the maturity date, $85,000.

(4)  The borrower is required to deposit $4,148 per month into a Replacement
     Reserve to fund ongoing repairs and replacements. At any time after the fifth anniversary of the closing date, the lender may from time to time reassess its estimate of the amount necessary for the Replacement Reserve and may increase the required monthly deposits into the Replacement Reserve upon 30 days notice to the borrower.

(5)  Following the fifth anniversary of the closing date, borrower is permitted to incur future mezzanine debt that is secured solely by a direct or indirect ownership interests in the borrower.

(6)  Based on the October 21, 2004 rent roll. Property is currently 95% leased and 90% occupied as certain tenants are in the process of taking occupancy.

(7)  Historical financials are not applicable as the property completed construction in 2004.

(8)  The debt service coverage ratio (DSCR) is calculated using the debt service payment subsequent to the initial three-year interest only period. The DSCR during the initial interest only period is 1.43x.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       35
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TIME WARNER RETAIL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

o    The Time Warner Retail Mortgage Loan is a $320 million first mortgage loan secured by the retail and parking condominium components of the recently constructed Time Warner Center in New York City. Time Warner Retail
     property (the "Property") is a Class A, seven-story (four above-grade, two below-grade and one mezzanine level), specialty retail center consisting of
     343,161 square feet of retail, restaurant and entertainment space. The collateral also includes a 640-space parking garage.

o    The Property is 95% leased and 90% occupied by 47 tenants. Two tenants have signed leases and are in the process of moving into their space. Sales averaged an impressive $1,072 per square foot on an annualized basis as reported through September 2004, without inclusion of the holiday season
     (According to Shopping Center Today, over 30% of a center's sales occur over the holiday season).

o    The Property is part of the Time Warner Center, a mixed-use condominium development consisting of 1.1 million square feet of office space including
     Time Warner's headquarters, the five-star Mandarin Oriental Hotel, Jazz at
     Lincoln center performance hall, a parking garage, and 201 luxury condominiums.

o    Retail tenants dominate floors 1 and 2 whereas the 4th floor is dedicated primarily to restaurant space. On the 3rd floor, the Property contains
     Samsung's first retail space featuring a display-only venue of state-of-the-art electronics. Another unique 3rd floor tenant is CNN
     Studio, which has signed a 15-year lease for space that features tours of
     CNN's broadcast and studio space. Equinox Fitness Centers' flagship facility is located on the second mezzanine level (Concourse 2) with its own entrance on West 60th Street. The first mezzanine level (Concourse 1)
     contains Whole Foods and can be accessed via escalators from the ground floor atrium area. Whole Foods is the largest supermarket in Manhattan.
     High-end retail stores including Hugo Boss, Thomas Pink, Borders Books,
     Williams Sonoma, Stuart Weitzman, Bose and Armani Exchange are included in the remaining in-line space.

o    The Property's numerous dining options feature some of the world's most celebrated chefs including Jean-Georges, Thomas Keller, Gray Kunz, Masa
     Takayama, Charlie Trotter, and the Stone Rose Bar operated by Rande Gerber.

o    Time Warner Retail occupies the entire western blockfront of Columbus
     Circle between West 58th and West 60th Streets in the Borough of Manhattan,
     New York City, NY. The Property's location is unique due to its position on
     Columbus Circle at the convergence of five major corridors: Central Park
     West, Central Park South, Broadway, West 58th and 60th Streets. The
     Columbus Circle area is bordered by Central Park to the east, the Lincoln
     Square district and Upper West side neighborhood to the north, the Midtown
     CBD to the southeast and the Clinton area immediately to the south.
     Additionally, Columbus Circle, located directly in front of the Property, is undergoing a $20 million renovation that is scheduled for completion by the Spring of 2005.

o    Onsite public parking with 24-hour valet service is provided for 640 vehicles via a three level underground garage located on floors P1 through
     P3, which is accessible from both West 58th and West 60th Streets. The garage is operated by Central Parking Systems under a 15-year agreement that has one 5-year renewal option. Central Parking Systems pays annual fixed rent in the amount of $4.8 million as well as percentage rent totaling 60% of gross revenues in excess of $6.8 million. The borrower may obtain the release of the garage component in conjunction with a partial defeasance of $57.5 million.

o    The borrower is an affiliate of the Related Companies LP and Apollo Real
     Estate Advisors and Calpers. The Related Companies ("Related") was formed in 1972 and is one of the nation's premier developers and managers of real estate properties. Related has developed over $5.0 billion worth of properties since 1996. Related manages, owns, or oversees more than 1,100 properties in 47 states. Apollo Real Estate Advisors was formed in April
     1993 as the real estate affiliate of the Apollo Organization, a group of companies that has managed in excess of $16 billion in equity since formation.

o    Related's Management Division will manage Time Warner Retail. Related
     Management provides property management services for over 21,000 residential apartment units and nearly 700,000 square feet of commercial and retail space.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       36
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TIME WARNER RETAIL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                             LEASE ROLLOVER SCHEDULE

                                                                                 % OF TOTAL BASE   CUMULATIVE % OF
                # OF LEASES  AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %   RENTAL REVENUES    TOTAL RENTAL
   YEAR           ROLLING     PER SF ROLLING        ROLLING      OF SF ROLLING      ROLLING       REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------

   2009              1            $89.85             0.3%            0.4%             0.4%              0.5%
--------------------------------------------------------------------------------------------------------------------
   2010              1           $200.00             0.5%            0.9%             1.2%              1.7%
--------------------------------------------------------------------------------------------------------------------
   2011              3           $156.20             1.0%            1.9%             2.1%              3.8%
--------------------------------------------------------------------------------------------------------------------
   2014             19           $151.97            17.5%            19.5%           34.7%             38.5%
--------------------------------------------------------------------------------------------------------------------
  > 2014            23            $62.64            75.4%            94.9%           61.5%             100.0%
--------------------------------------------------------------------------------------------------------------------
  Vacant            N/A            N/A               5.1%           100.0%            N/A               N/A
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       37
--------------------------------------------------------------------------------

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 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               275 MADISON AVENUE
--------------------------------------------------------------------------------

     [MAP OMITTED]

                                             [PICTURE OMITTED]

     [PICTURE OMITTED]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       38
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               275 MADISON AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

   CUT-OFF DATE PRINCIPAL BALANCE (1): $71,000,000

   FIRST PAYMENT DATE:                 December 11, 2004

   MORTGAGE INTEREST RATE:             5.626% per annum

   AMORTIZATION TERM:                  36 months interest only, 360 months
                                       amortization schedule thereafter. (2)

   MATURITY DATE:                      November 11, 2011

   MATURITY BALANCE:                   $ 67,711,518 (2)

   INTEREST CALCULATION:               Actual/360

   CALL PROTECTION:                    Lockout/Defeasance: 80
   (PAYMENTS)                          Open: 4

   LOAN PER SF (1):                    $232

   UPFRONT RESERVES:                   Engineering Reserve (3)      $2,147,750

                                       Environmental Reserve (4)    $25,000

                                       Initial TI/LC Reserve        $442,801

                                       Rent Abatement Reserve (5)   $699,945

   ONGOING RESERVES - MONTHLY:         Tax and Insurance Reserve    Yes

                                       TI/LC Reserve                $31,897

                                       Replacement Reserve          $6,372

   LOCKBOX:                            Springing

   MEZZANINE:                          $10,000,000 (6)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
   SINGLE ASSET/PORTFOLIO:          Single Asset
   PROPERTY TYPE:                   Office
   PROPERTY SUB-TYPE:               CBD
   LOCATION:                        New York, NY
   YEAR BUILT/RENOVATED:            1931 / 2004
   SQUARE FEET:                     305,849
   OCCUPANCY AT U/W (7):            95%
   OWNERSHIP INTEREST:              Fee

                                                     % OF
                                                    TOTAL           LEASE
   MAJOR TENANTS                         NRSF        NRSF        EXPIRATION
   -------------                         ----        ----        ----------
    Valley National Bank                26,400       8.6%         3/31/2015
    Corporate Suites 6 LLC              25,000       8.2%         3/31/2020
    Massey Knakal Realty Services       13,780       4.5%        10/31/2014

   PROPERTY MANAGEMENT:             RFR Realty, LLC

                                                     T-12 ENDED
                                     12/31/2003      7/31/2004         U/W
                                     ----------      ---------         ---
   NET OPERATING INCOME:             $4,582,405      $4,244,281    $6,653,066

   NET CASH FLOW:                                                  $6,147,335

   DSCR:                                                           1.29x (8)

   APPRAISED VALUE:                  $97,000,000

   CUT-OFF DATE LTV RATIO (1):       73.2%

   MATURITY LTV RATIO:               69.8%

--------------------------------------------------------------------------------
(1)  Based on a December 2004 Cut-off Date.

(2)  The amortization on the 275 Madison Avenue Loan is based on a schedule generated by using a 6.3800% mortgage rate. The 275 Madison Avenue Loan and the 275 Madison Avenue Mezzanine Loan have an interest rate of 5.6264789%
     and 11.7300%, respectively, for a weighted average interest rate of
     6.3800%. Principal amortization is pro-rata between 275 Madison Avenue Loan and 275 Madison Avenue Mezzanine Loan.

(3)  At closing, the borrower was required to deposit $2,147,750 into an
     Engineering Reserve to fund renovations and immediate repairs, including main lobby renovation, installation of a new water storage house tank and elevator modernization.

(4)  At closing, the borrower was required to deposit $25,000 into an
     Environmental Reserve to fund immediate environmental work. (5) At closing, the borrower was required to deposit $699,945 into a Rent Abatement Reserve to fund free rent periods available
     to tenants.

(6)  $10,000,000 Mezzanine Loan is secured, in part, by a pledge of equity interest in the borrower. The current holder of the Mezzanine Loan is an affiliate of Lennar Partners, Inc.

(7)  Occupancy at U/W is based on the August 16, 2004 rent roll.

(8)  The debt service coverage ratio (DSCR) is calculated using the debt service payment subsequent to the initial three-year interest only period. The DSCR during the initial interest only period is 1.52x.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       39
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               275 MADISON AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

o    275 Madison Avenue is a 305,409 SF, 43-story, Art Deco-style, Class "A-"
     office tower constructed in 1931 and periodically renovated, most recently in 2004.

o    275 Madison Avenue is located at the southeast corner of Madison Avenue and
     East 40th Street in the heart of the Grand Central submarket of Midtown
     Manhattan, two blocks southwest of Grand Central Station. The Grand Central submarket is generally defined as the area between 2nd and 5th Avenues and from East 38th to East 47th Streets.

o    The Subject is 95% leased to 85 tenants consisting of legal, medical, financial, real estate, and technology companies. No single tenant occupies more than 8.65% of the subject's net rentable area and only two tenants occupy more than 5%. The Subject consists primarily of office space (95.4%
     of NRA), with average rents of $32.86/SF. The Subject's five largest tenants occupy 27.2% of the building at an average rent of $33.90/SF. None of the subject's five largest tenants roll during the loan term.

o    Office floors provide functional floor plates which average approximately
     11,000 SF on the lower floors, decreasing with each set back to approximately 3,500 SF on the top floors. These floor plates allow for both full-floor and multi-tenant flexibility. Given the Subject's 43 floors, its setbacks from Madison Avenue and the height of the surrounding structures, most of the floors offer attractive views of the city.

o    There are four setbacks beginning on the 14th floor that allow for enhanced views and natural light access. Access to the property is from the east side of Madison Avenue and the south side of East 40th Street. The lobby is currently undergoing a $1.25 million renovation. To date, approximately 70%
     of the lobby renovation has been completed. In addition, a complete elevator modernization program including new controllers, cables, door safety devices, control panels, and renovated cabs, is anticipated to be complete by the end of Spring 2005. The estimated cost for the elevator modernization is $990,000. At loan closing, $2,147,750 was escrowed to fund the uncompleted portion of the lobby renovation, elevator modernization and various engineer recommended repairs.

o    The Subject's largest tenant is Valley National Bank/Merchants Bank of New
     York, which occupies 26,400 SF (8.6% of NRA) with 8,000 SF of ground floor retail space (rents of $57.90/SF) and 18,400 SF of office space (rents of
     $26.89/SF). The majority of Valley National Bank's space is leased through
     2015. Valley National Bancorp (NYSE: VLY) is the holding company for Valley
     National Bank, which provides commercial and retail-banking services through approximately 130 branch offices in northern New Jersey and
     Manhattan. S&P rates Valley National Bancorp's corporate debt as "A-". The second largest tenant is Corporate Suites 6, LLC, which occupies 25,000 square feet (8.2% of NRA) on two floors (floors 6 and 4). The tenant pays an average base rent of $33.00/SF under a long-term lease, which extends through 2020. Corporate Suites operates full service business centers in
     New York City providing fully furnished office space, conference facilities and virtual office services for corporate professionals.

o    The Grand Central submarket contains an aggregate rentable area of 54.5 million square feet of office space or approximately 8.9% of the Midtown inventory. Overall, the Midtown Manhattan office market remains healthy with an aggregate vacancy level of less than 10%, significantly lower than most other major cities in the United States. As of the 2nd Quarter 2004, all key indicators, including vacancy levels, asking rents and net absorption, reflect positive trends. Both direct and overall vacancy rates for Class A buildings within the Grand Central submarket are expected to trend downward in the foreseeable future.

o    The Borrower is a newly formed, bankruptcy remote SPE controlled by Aby
     Rosen, Michael Fuchs, and Harry Lis. As of September 30, 2004, Messrs.
     Rosen and Fuchs reported a combined net worth in excess of $400 million with combined liquidity of $15 million.

o    The property manager is RFR Realty, L.L.C., the management arm of RFR
     Holdings, Inc, a privately held Manhattan-based real estate investment and development company wholly owned by Aby Rosen and Michael Fuchs. RFR
     Realty, L.L.C. currently manages 13 Class A buildings in Manhattan. Its parent, RFR Holdings, Inc., presently controls over 5 million SF of prime office and retail space in over 20 properties, plus approximately 2,500 luxury residential apartments in New York City.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       40
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               275 MADISON AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                             LEASE ROLLOVER SCHEDULE

                                                                                 % OF TOTAL BASE   CUMULATIVE % OF
                # OF LEASES  AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %   RENTAL REVENUES    TOTAL RENTAL
   YEAR           ROLLING     PER SF ROLLING        ROLLING      OF SF ROLLING      ROLLING       REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------

   MTM              1              $0.00               0.2%           0.2%             0.0%             0.0%
--------------------------------------------------------------------------------------------------------------------
  2004              3              $26.69              1.5%           1.7%             1.3%             1.3%
--------------------------------------------------------------------------------------------------------------------
  2005             11              $27.83              8.1%           9.8%             7.0%             8.3%
--------------------------------------------------------------------------------------------------------------------
  2006             15              $33.76             11.2%           21.0%           11.7%            20.0%
--------------------------------------------------------------------------------------------------------------------
  2007              9              $34.95              8.3%           29.3%            9.0%            29.0%
--------------------------------------------------------------------------------------------------------------------
  2008              6              $29.08              6.1%           35.3%            5.5%            34.5%
--------------------------------------------------------------------------------------------------------------------
  2009              5              $34.61              5.2%           40.6%            5.6%            40.2%
--------------------------------------------------------------------------------------------------------------------
  2010              1              $31.40              1.1%           41.7%            1.1%            41.3%
--------------------------------------------------------------------------------------------------------------------
  2011              8              $42.77              9.0%           50.8%           12.0%            53.3%
--------------------------------------------------------------------------------------------------------------------
  2012              5              $37.74              5.8%           56.6%            6.8%            60.1%
--------------------------------------------------------------------------------------------------------------------
  2013              4              $32.72              4.6%           61.2%            4.7%            64.8%
--------------------------------------------------------------------------------------------------------------------
  2014              7              $31.74             12.1%           73.2%           11.9%            76.7%
--------------------------------------------------------------------------------------------------------------------
 > 2014            10              $35.20             21.2%           94.5%           23.3%            100.0%
--------------------------------------------------------------------------------------------------------------------
 Vacant            N/A              N/A                5.5%          100.0%            N/A              N/A
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       41
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  AT&T CONSUMER SERVICES CORPORATE HEADQUARTERS
--------------------------------------------------------------------------------

     [MAP OMITTED]                                [PICTURE OMITTED]

     [PICTURE OMITTED]                            [PICTURE OMITTED]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       42
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  AT&T CONSUMER SERVICES CORPORATE HEADQUARTERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
   CUT-OFF DATE PRINCIPAL BALANCE (1):  $58,000,000

   FIRST PAYMENT DATE:                  November 11, 2004

   MORTGAGE INTEREST RATE:              5.350% per annum

   AMORTIZATION TERM:                   Interest only (2)

   ANTICIPATED REPAYMENT DATE:          October 11, 2009

   MATURITY DATE:                       October 11, 2034

   ARD BALANCE:                         $58,000,000

   INTEREST CALCULATION:                Actual/360

   CALL PROTECTION:                     Lockout/Defeasance: 55
   (PAYMENTS)                           Open: 5

   LOAN PER SF (1):                     $150

   UPFRONT RESERVES:                    None

   ONGOING RESERVES - MONTHLY:          Engineering (3)              Springing

                                        Tax and Insurance Reserve    Yes

                                        Credit Reserve (4)           $16,667

   LOCKBOX:                             Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
   SINGLE ASSET/PORTFOLIO:            Single Asset
   PROPERTY TYPE:                     Office
   PROPERTY SUB-TYPE:                 Suburban
   LOCATION:                          Morris Township, NJ
   YEAR BUILT/RENOVATED:              1979 / 2004
   SQUARE FEET:                       387,000
   OCCUPANCY AT U/W (5):              100%
   OWNERSHIP INTEREST:                Fee

                                                     % OF
                                                     TOTAL          LEASE
   MAJOR TENANTS                        NRSF         NRSF        EXPIRATION
   -------------                        ----         ----        ----------
    AT&T                              387,000       100.0%        8/1/2014

   PROPERTY MANAGEMENT:               Owner Managed (6)

                                     12/31/2002      12/31/2003       U/W
                                     ----------      ----------       ---
   NET OPERATING INCOME:             $5,240,507      5,241,797     $5,067,235

   NET CASH FLOW:                                                  $4,660,884

   DSCR:                                                           1.48x

   APPRAISED VALUE:                  $77,000,000

   CUT-OFF DATE LTV RATIO (1):       75.3%

   ARD LTV RATIO:                    75.3%

--------------------------------------------------------------------------------
(1)  Based on a December 2004 Cut-off Date.

(2)  The loan is interest only through ARD, followed by hyper-amortization.

(3)  If the lender has not received documentation evidencing that certain roof work is complete by February 15, 2005, the borrower is required to make a one-time cash deposit of $638,407 into a roof work reserve by February 15,
     2005 to fund the replacement of the roof, which, pursuant to the terms of the AT&T lease, is to be completed by September 1, 2006.

(4)  The borrower is required to deposit monthly an amount equal to $16,666.67 into a credit reserve so long as AT&T Corp.'s long-term debt rating is lower than "BBB-" by Standard & Poor's.

(5)  Occupancy at U/W is based on the August 1, 2004 rent roll.

(6)  The property is managed by AT&T through a global facility management agreement they have with The Gale Company, which manages the majority of
     AT&T's portfolio.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       43
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  AT&T CONSUMER SERVICES CORPORATE HEADQUARTERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

o    AT&T Consumer Services Corporate Headquarters is a 387,000 square foot, three-story, Class A- office building that is 100% occupied by AT&T
     ($14.95/SF; 100% NRA; $16.50/SF rent bump in 2009; lease exp. 8/1/14) and located in northern New Jersey in Morris Township approximately 23 miles west of Newark and 33 miles west of New York.

o    The property, having completed a $12 million renovation in 2002, serves as the corporate headquarters of AT&T's Consumer Services Division.

o    The Subject is situated on a 40-acre site and is one of a four-building complex. The property greatly benefits from its location on Route 202 and from its proximity to the affluent residential areas surrounding
     Morristown. Constructed in 1979, the property has an attractive design with two separate wings (north and south) connected by a central atrium.
     Separate elevators banks serve each wing of the complex. Amenities include a cafeteria, fitness center, credit union, and a Starbucks Coffee/gift shop. The building's main lobby has a central three-story glass atrium housing the reception area. The outside area is professionally landscaped and features fountains and waterfalls. The property has approximately 500 feet of frontage along the south side of Mount Kemble Avenue. Direct access to the property is provided via two curb cuts along Mount Kemble Avenue.

o    The subject is in excellent condition and has been well maintained by AT&T who is responsible for managing the property including all repairs and maintenance that are non-structural in nature. AT&T recently renewed its lease for a ten-year term that expires on August 31, 2014. Since the
     1980's, the building has housed many different AT&T groups and operations.
     In 2002, the Consumer Services division took occupancy in the building and performed a $12 million renovation.

o    The subject property is located in the Morristown/Morris County sub-market, which contains approximately 4,622,000 square feet of office space in 55 properties. According to the Appraiser, the Morristown micro-market has a vacancy rate of 10.4% (including sublease space). Large single users characterize this particular market and sub-market and these buildings have much higher occupancy levels compared to multi-tenant properties.

o    The borrower under the loan is a single purpose, Delaware corporation. The borrower is controlled by Pergola Holding Inc. and HSBC. Pergola Holding
     Inc. is an entity 100% owned by the Al-Jomaih Holding Company headquartered in Riyadh, Saudi Arabia.

o    The subject is an addition to a real estate portfolio that is now being assembled jointly with HSBC Group, one of the world's largest banking and financial services institutions, and the Al-Jomaih family. HSBC will own a minority interest in the properties.

o    The Al-Jomaih family, who controls Pergola Holding Inc., is one of the oldest, most well-established and well-respected families in the Kingdom of
     Saudi Arabia. The Al-Jomaih enterprises are sophisticated and have decades-long business relationships with U.S.-based companies, including:
     General Motors, Pepsi Cola, Shell Oil, and Bank of America. Falcon Real
     Estate is an advisor to Al-Jomaih/HSBC on real estate acquisitions. Falcon has extensive experience working with international investors in the U.S.
     Real Estate market, having carried out transactions totaling approximately
     $2 billion since the company's inception. The company currently provides asset management services for over 5 million square feet of commercial real estate space in major markets nationwide.

o    AT&T had been self-managing the subject through its internal facilities group since taking occupancy in 1981. In 2002, AT&T signed a global facility management agreement with The Gale Company to manage the majority of their portfolio. The Gale Company's Facility Management Group provides innovative real estate management for corporations focusing on reducing operating costs through operational efficiencies while raising service levels. The Gale Company has an international portfolio in excess of 34 million square feet. Their clients include AT&T, GlaxoSmithKline, Pfizer,
     United Parcel Service, Siemens, Wachovia and General Motors.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       44
--------------------------------------------------------------------------------

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 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       45
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 EAST GATE MALL
--------------------------------------------------------------------------------

     [MAP OMITTED]                                [PICTURE OMITTED]

                                                  [PICTURE OMITTED]

                                [PICTURE OMITTED]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       46
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  EASTGATE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
   CUT-OFF DATE PRINCIPAL BALANCE (1):      $53,700,000

   FIRST PAYMENT DATE:                      January 1, 2005

   MORTGAGE INTEREST RATE:                  4.446% per annum

   AMORTIZATION TERM:                       360 (2)

   MATURITY DATE:                           December 1, 2009

   MATURITY BALANCE:                        $48,988,776 (2)

   INTEREST CALCULATION:                    30/360

   CALL PROTECTION:                         Lockout/Defeasance: 56
   (PAYMENTS)                               Open: 4

   LOAN PER SF (1):                         $96

   UPFRONT RESERVES:                        None

   ONGOING RESERVES - MONTHLY:              None (3)

   LOCKBOX:                                 Springing

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
   SINGLE ASSET/PORTFOLIO:        Single Asset
   PROPERTY TYPE:                 Retail
   PROPERTY SUB-TYPE:             Anchored
   LOCATION:                      Cincinnati, OH
   YEAR BUILT/RENOVATED:          1980 / 2003
   SQUARE FEET (4):               848,981
   OCCUPANCY AT U/W (5):          96%
   OWNERSHIP INTEREST:            Fee/Leasehold (6)

                                                    % OF
                                                    TOTAL            LEASE
   MAJOR TENANTS                    NRSF            NRSF          EXPIRATION
   -------------                    ----            ----          ----------
    Dillard's (6)                 194,022           34.8%         1/31/2022
    JCPenney (7)                  150,895            N/A             N/A
    Sears (7)                     140,895            N/A             N/A
    Kohl's                         94,900           17.0%         7/31/2015
    Steve & Barry's University     19,369            3.5%         1/31/2011

   PROPERTY MANAGEMENT:            CBL & Associates Properties, Inc.

                                   12/31/2002        12/31/2003        U/W
                                   ----------        ----------        ---
   NET OPERATING INCOME:           $5,575,285        $5,761,961     $6,952,611

   NET CASH FLOW:                                                   $6,732,159

   DSCR - POOLED PORTION:                                           2.09x

   DSCR - TOTAL LOAN:                                               1.67x

   APPRAISED VALUE:                $85,000,000

                                   POOLED PORTION      TOTAL LOAN
   CUT-OFF DATE LTV RATIO (1):          63.2%             76.5%
   MATURITY LTV RATIO:                  57.6%             70.6%
--------------------------------------------------------------------------------

(1)  Based on a December 2004 cut-off date. The Eastgate Mall Property secures the Eastgate Mall Loan and the two Eastgate Mall Junior Companion Loans,
     namely the Eastgate Mall B-1 Note Companion Loan and the Eastgate Mall B-2
     Note Companion Loan, collectively, the Eastgate Mall Total Loan. The
     Eastgate Mall Loan, the Eastgate Mall B-1 Note Companion Loan and the
     Eastgate Mall B-2 Note Companion Loan have an original principal balance of
     $53,700,000, $3,550,000, and $7,750,000, respectively, for a total original principal balance of $65,000,000. Only the Eastgate Mall Loan will be included in the trust fund. The Eastgate Mall B-1 Note Companion Loan will be privately placed and an affiliate of CBL & Associates Properties, Inc.
     is expected to retain the Eastgate Mall B-2 Note Companion Loan. Unless otherwise noted, all calculations are based on the Eastgate Mall Loan only.

(2)  The amortization on the Eastgate Mall Loan is based on a schedule generated by using a 4.5500% interest rate. The Eastgate Mall Loan and Eastgate Mall
     B-1 Note Companion Loan have a interest rate of 4.446078% and 6.1220%, respectively, for a weighted average interest rate of 4.5500%. Principal amortization is paid pro-rata between Eastgate Mall Loan and Eastgate Mall
     B-1 Note Companion Loan.

(3)  Upon the occurrence of an event of default or the Eastgate Mall Total Loan
     DSCR falling below 1.15x, ongoing reserves will be collected for Tax and
     Insurance, Replacement, and TI/LC.

(4)  Only 557,191 square feet is collateral for the loan.

(5)  Occupancy at U/W is based on the November 15, 2004 rent roll.

(6)  The land under the Dillard's improvement is subject to a ground lease with
     Dillard's through 2022. (7) Anchor owned stores. Not part of collateral.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       47
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  EASTGATE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

o    Eastgate Mall is a 848,981 square foot enclosed regional mall (557,191 SF of which is collateral for the Loan) located in southeastern Cincinnati,
     Ohio. The property is currently 96% occupied (91% in-line occupancy) and extremely well-positioned at the intersection of I-275 and State Road 32, two major roadways serving Cincinnati. Eastgate was acquired by CBL &
     Associates Properties in February 2001.

o    The property is anchored by Dillard's (34.8% of the space, 11.44% of income), which reported fiscal 2003 sales of $17.3 million, and Kohl's
     (17.0% of space, 2.5% of income), which reported 2003 sales of $18.8 million. Two other anchors, Sears ($25.7 million 2003 sales) and JC Penney
     ($22.7 million 2003 sales), own their own stores and have been located at the subject since it was developed in 1980. Other larger tenants include:
     Steve & Barry's University, Fashion Bug, Fashion Shops, and Lerner, with no non-anchor tenant responsible for more than 3% of the total income. In-line sales and occupancy costs are approximately $290/SF and 13%, respectively.

o    In 2003, CBL completed a $20.0 million interior and exterior renovation of the mall that included the addition of a family friendly food court, remodeled entrances, enhanced interior lighting, new interior flooring, interior and exterior signing, soft seating areas, a play area for children, an enhanced energy management system and repaved/restriped parking lot. In addition, the anchor stores have invested significant amounts into the renovation and upgrading of their stores. Kohl's spent
     $7.0 million in 2003, Sears spent $12.0 million in 2001, and JCPenney spent
     $6.0 million in 2000. According to a senior leasing manager at CBL,
     Eastgate reported in-line occupancy of approximately 73% when the property was acquired, and since that time, CBL has increased in-line occupancy to its current 91%.

o    The property is the center of a major commercial area. Directly east of the property is the CBL owned Eastgate Crossings, a Kroger anchored center
     (Kroger sales in excess of $700/SF) with Borders, Circuit City and Office
     Max. Additionally, Super Wal-Mart, Sam's Club, Best Buy, Michael's, Bigg's
     Supermarket, Hobby Lobby, DSW Shoes, HH Gregg, Meijer, Bed, Bath & Beyond,
     PetsMart and Value City Department Store Furniture are all located within one-mile of Eastgate. Lowe's, Home Depot, Target, TJ Maxx, Shoe Carnival
     and Staples are located within a 3-mile radius of the mall.

o    Population growth in the Primary Trade, which includes portions of Hamilton and Clermont counties in Ohio and Campbell and Kenton counties in Kentucky, has been positive and is expected to remain so in the foreseeable future.
     As of 2000, there were 176,173 residents in the Primary Trade Area, which grew to 181,880 as of 2003 according to Claritas, Inc. and is projected to grow to 191,483 residents by 2008. Average household income for the Primary
     Trade Area was $71,637 in 2003 and is expected to be $83,089 by 2008.

o    Primary competitors to the subject include Tri-County Mall and Kenwood
     Towne Center. Tri-County is located approximately 25 miles north of
     Eastgate and serves the northern quadrant of the Cincinnati PMSA.
     Tri-County is a 1.35 million square feet regional mall anchored by
     Dillard's, Lazarus, Sears, and JC Penney. Kenwood is located approximately
     13 miles northwest of Eastgate and has a number of tenants that are unique to the Cincinnati market including The Cheesecake Factory, Apple Computer
     Store, and Williams Sonoma and Parisian. In-line rental rates at Eastgate, excluding food court tenants and kiosks, range from approximately $8.50/SF to $84.00/SF. On average, rents at the subject fall within the range compared to competitors.

o    Sponsorship for the subject transaction is CBL & Associates Properties,
     Inc. (CBL). CBL is one of the top 5 owners of shopping centers in North
     America and the largest owner of malls and shopping centers in the
     Southeast, ranked by GLA owned. CBL owns, holds interest in or manages approximately 167 properties, including 67 enclosed regional malls. Their portfolio of properties is located in 27 states and totals approximately
     69.4 million square feet, including 2.0 million square feet of non-owned shopping centers managed for third parties. The Company became public in
     1993 and was founded in 1978. CBL is headquartered in Chattanooga, TN and trades on the New York Stock Exchange under the symbol CBL. CBL reported total assets of $5.5 billion and net worth of $1.9 billion as of September
     30, 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       48
--------------------------------------------------------------------------------

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 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  EASTGATE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                             LEASE ROLLOVER SCHEDULE

                                                                                 % OF TOTAL BASE   CUMULATIVE % OF
                # OF LEASES  AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %   RENTAL REVENUES    TOTAL RENTAL
   YEAR           ROLLING     PER SF ROLLING        ROLLING      OF SF ROLLING      ROLLING       REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------

  2005               6            $18.21              4.1%            4.1%             7.4%              7.4%
--------------------------------------------------------------------------------------------------------------------
  2006              13            $21.92              4.7%            8.8%            10.4%             17.8%
--------------------------------------------------------------------------------------------------------------------
  2007              18            $12.96              8.5%            17.3%           11.1%             28.8%
--------------------------------------------------------------------------------------------------------------------
  2008              12            $21.06              5.1%            22.3%           10.7%             39.6%
--------------------------------------------------------------------------------------------------------------------
  2009               9            $30.24              3.2%            25.5%            9.6%             49.2%
--------------------------------------------------------------------------------------------------------------------
  2010               4            $21.57              1.7%            27.2%            3.7%             52.9%
--------------------------------------------------------------------------------------------------------------------
  2011               5            $13.98              6.0%            33.2%            8.4%             61.3%
--------------------------------------------------------------------------------------------------------------------
  2012               7            $15.26              4.4%            37.5%            6.7%             68.0%
--------------------------------------------------------------------------------------------------------------------
  2013               9            $25.61              3.0%            40.6%            7.8%             75.8%
--------------------------------------------------------------------------------------------------------------------
  2014               8            $22.50              3.6%            44.2%            8.2%             84.0%
--------------------------------------------------------------------------------------------------------------------
  2015               1            $1.70              17.0%            61.2%            2.9%             86.9%
--------------------------------------------------------------------------------------------------------------------
  >2015              1            $3.74              34.8%            96.1%           13.1%             100.0%
--------------------------------------------------------------------------------------------------------------------
 Vacant             N/A            N/A                3.9%           100.0%            N/A               N/A
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       49
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    THE BECO PARK AT FORBES CENTER PORTFOLIO
--------------------------------------------------------------------------------

     [MAP OMITTED]                           [PICTURE OMITTED]

     [PICTURE OMITTED]                       [PICTURE OMITTED]

     [PICTURE OMITTED]                       [PICTURE OMITTED]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       50
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    THE BECO PARK AT FORBES CENTER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
   CUT-OFF DATE PRINCIPAL BALANCE (1):   $51,845,328 (2)

   FIRST PAYMENT DATE:                   October 11, 2004

   MORTGAGE INTEREST RATE:               5.7700% per annum

   AMORTIZATION TERM:                    360

   MATURITY DATE:                        September 11, 2014

   MATURITY BALANCE:                     $43,789,306

   INTEREST CALCULATION:                 Actual/360

   CALL PROTECTION (3):                  Lockout/Defeasance: 108
   (PAYMENTS)                            1.0%:  9
                                         Open: 3

   LOAN PER SF (1):                      $86

   UPFRONT RESERVES:                     TI/LC Reserve (4)         $500,000

   ONGOING RESERVES - MONTHLY:           Tax and Insurance Reserve Yes

                                         TI/LC Reserve (5)         $24,900
                                         Replacement Reserve (6)   $11,220

   LOCKBOX:                              Modified

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Crossed Portfolio

PROPERTY TYPE:                    Office

PROPERTY SUB-TYPE:                Suburban

LOCATION:                         Lanham, MD

YEAR BUILT/RENOVATED:             Please refer to Portfolio Information Table

SQUARE FEET:                      602,606

OCCUPANCY AT U/W (7):             90%

OWNERSHIP INTEREST:               Fee

                                             % OF
                                             TOTAL      LEASE
MAJOR TENANTS                     NRSF       NRSF     EXPIRATION
-------------                     ----       ----     ----------
The PBM Limbach Group             35,883     6.0%     2/28/2007
University Press of America       29,527     4.9%     2/28/2009
Computer Sciences Corp.           22,500     3.7%     9/30/2005

PROPERTY MANAGEMENT:              BECO Management, Inc.

                                      U/W
                                      ---
NET OPERATING INCOME:              $5,266,581

NET CASH FLOW:                     $4,714,036

DSCR:                              1.29x

APPRAISED VALUE:                   $66,700,000

CUT-OFF DATE LTV RATIO (1):        77.7%

MATURITY LTV RATIO:                65.7%

--------------------------------------------------------------------------------

(1)  Based on a December 2004 Cut-off Date.

(2)  For presentation purposes, the $30,947,673 BECO Park at Forbes Center -
     BRIT I Mortgage Loan, $3,669,054 BECO Park at Forbes Center - BRIT II
     Mortgage Loan and $17,228,601 BECO Park at Forbes Center - BRIT III
     Mortgage Loan, which are cross-collateralized and cross-defaulted, are shown as one loan.

(3)  The borrowers may obtain release of all three BECO Park at Forbes Center
     Properties upon defeasance of all three loans. Also, at any time after the third anniversary of the sale and securitization of the BECO Park at Forbes
     Center Loans, the borrowers may obtain release of one of the three BECO
     Park at Forbes Center Properties if certain conditions are met, including payment of 120% of the balance plus required yield maintenance, and a specified debt service coverage ratio for the remaining properties.

(4)  Initial TI/LC reserves were established at closing (BRIT I Loan: $270,000;
     BRIT II Loan: $75,000; and BRIT III Loan: $155,000) in connection with tenant improvements and leasing commissions for any newly leased space.

(5)  Each borrower is required to make monthly payments into a TI/LC reserve to fund tenant improvements and leasing commissions in the following amounts:
     the BRIT I Loan ($14,500), the BRIT II Loan ($2,300) and the BRIT III Loan
     ($8,100). Each borrower may cease making deposits into the TI/LC reserve when amounts on deposit therein equal or exceed, $435,000 for the BRIT I
     Loan, $75,000 for the BRIT II Loan and $240,000 for the BRIT III Loan.

(6)  Each borrower is required to make monthly deposits payments into a replacement reserve to fund ongoing repairs and replacements in the following amounts: the BRIT I Loan ($7,200), the BRIT II Loan ($796.67) and
     the BRIT III Loan ($3,223.17). Each borrower may cease making deposits into the replacement reserve when amounts on deposit therein equal or exceed,
     $259,000 for the BRIT I Loan, $28,686 for the BRIT II Loan and $116,000 for
     the BRIT III Loan.

(7)  Occupancy at U/W is based on the August 2004 rent rolls.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       51
--------------------------------------------------------------------------------

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 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    THE BECO PARK AT FORBES CENTER PORTFOLIO
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        PORTFOLIO INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                                                YEAR BUILT/                                        ALLOCATED ORIGINAL    APPRAISAL
               PROPERTY NAME                  YEAR RENOVATED      SQUARE FEET       OCCUPANCY (1)     LOAN BALANCE         VALUE
               -------------                  --------------      -----------       -------------     ------------         -----

 BECO Park at Forbes Center  - BRIT I           1983 / 1986         350,180             92%           $31,040,000       $38,800,000
------------------------------------------------------------------------------------------------------------------------------------
 BECO Park at Forbes Center  - BRIT II          1989 / N/A           56,607             72%            $3,680,000        $6,300,000
------------------------------------------------------------------------------------------------------------------------------------
 BECO Park at Forbes Center  - BRIT III         1984 / N/A          195,819             91%           $17,280,000       $21,600,000
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE:                                           602,606             90%           $52,000,000       $66,700,000
------------------------------------------------------------------------------------------------------------------------------------

(1)  Occupancy at U/W is based on the August 2004 rent rolls.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       52
--------------------------------------------------------------------------------

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 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    THE BECO PARK AT FORBES CENTER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------

o    The BECO Park at Forbes Center Portfolio is comprised of three cross-collateralized and cross-defaulted mortgage loans. The mortgage loans are secured by BECO Park at Forbes Center, a portfolio of 14 office buildings, containing 602,606 SF and all located within the same office park. The portfolio is performing in-line with the market as evidenced by an overall occupancy of 90%.

o    The properties are located in Lanham, Prince George's County, Maryland east of Washington, D.C. Because of its central location in the
     Baltimore-Washington corridor, the county benefits from the relatively stable economy of the Federal Government's presence. As of September 2004, the vacancy rate for office space in the Lanham submarket was 8.4%. The overall outlook for the market in 2005 is positive as demand for space is anticipated to grow through increased job growth and business investment.

o    The BECO Park at Forbes Center - BRIT I Mortgage Loan is secured by nine separate buildings situated on 24.5 acres.

     o    The improvements cover 350,180 SF of NRA. The buildings range in size from 19,557 to 97,869 SF. The improvements were constructed between
          1983 and 1985 and range from one to three stories.

     o    The subject properties are currently 92% occupied by a very diverse tenant base with more than 60 tenants currently on the rent roll.
          Major tenants include: Limbach Facilities Services ($10.80/SF; 35,883
          SF; lease exp. 2/28/07), Computer Science Corporation ($9.02/SF;
          22,500 SF; lease exp. 9/30/05) and Northrop Grumman ($9.00/SF; 22,679
          SF; lease exp. 4/30/09). No single tenant occupies more than 10.2% of the BECO I space. Further, the tenants' lines of business are also well diversified with companies in multiple industries including defense contractors, social services, construction, information technology, laser research, and mortgage companies. The current average in-place rental rate is $10.68/SF. All leases are structured on a NNN basis and with expenses estimated at $4.87/SF would have a comparable gross rental rate of $15.54/SF.

o    The BECO Park at Forbes Center - BRIT II Mortgage Loan is secured by a single building that is 72% occupied by seven tenants.

     o    Constructed in 1989, the improvements cover 56,607 SF of NRA.

     o    Major tenants include: Primenet/Primo Electric ($9.83/SF; 5,726 SF;
          lease exp. 9/14/05), PS USA Inc. ($9.56/SF; 8,845 SF; lease exp.
          10/14/05), and Concentra Health Services ($9.75/SF; 7,878 SF; lease exp. 6/30/13). The subject's tenants represent a broad segment of industries from banking to telecommunications and healthcare. The current average in-place rental rate is $10.38/SF. All leases are structured on a NNN and with expenses estimated at $4.87/SF, would have a comparable gross rental rate of $15.25/SF.

     o    Primenet currently occupies 10.1% of the space at $9.84/SF. Primenet is a diversified electrical and communications contractor that is regionally based. They also provide services such as installation work at large construction sites, tenant build out for schools, and government offices. The second largest tenant, PS USA Inc., is one of the largest wholesale flooring resources for trade professionals in
          North America.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       53
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    THE BECO PARK AT FORBES CENTER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Additional Information (continued)
--------------------------------------------------------------------------------

o    The BECO Park at Forbes Center - BRIT III Mortgage Loan is secured by four buildings on 13.7 acres.

     o    The collateral includes a total of four separate buildings situated on a total of 13.68 acres of land. The improvements cover 195,819 SF of
          NRA. The buildings range in size from 26,586 to 84,448 SF and were constructed between 1984 and 1986. Most of the buildings are one-story, flex space design.

     o    The subject properties are currently 91% occupied by a diverse tenant base with more than 15 tenants. Major tenants include: University
          Press of America ($8.76/SF; 29,527 SF; lease exp. 2/28/09), Encore
          Marketing Inc. ($11.74/SF; 28,011 SF; lease exp. 2/28/08), and
          Advertising Premiums ($9.39/SF; 27,562 SF; lease exp. 5/30/09). No single tenant occupies more than 15.2% of the BECO III space. The current average in-place rental rate is $10.07/SF. All leases are structured on a NNN basis and with expenses estimated at $4.87/SF, would have a comparable gross rental rate of $14.94/SF.

     o    The largest tenant, University Press of America ("UPA") has been in business for more than 29 years. The company was formed in 1975 and focuses its business on the publication of academic, scholarly and biographical titles. UPA has published more than 10,000 titles since inception. The second largest tenant, Encore Marketing, Inc. ("EMI")
          has been in business since 1978. EMI focuses its sales efforts on existing companies entering into marketing agreements with clients to help promote the company, its products or other benefits to the employees of that company. The third largest tenant, Advertising
          Premiums & Incentives is a traditional material and apparel marketing firm. Their main business line is the production of marketing materials for corporations such as clothing, gifts and other items.

o    The sponsor, BECO, is a repeat client for Column. BECO benefits from having four very competent and experienced sponsors with substantial combined net worth and liquidity. The four principals of BECO are Jeffrey Lee Cohen,
     Dennis Berman, Gary Berman and Michael David Epstein. As of September 2004,
     combined, these four gentlemen have a net worth of more than $150,000,000, of which $23,000,000 is liquid.

o    The property will be managed by the Borrower's management company, which currently owns and manages 40 buildings encompassing 3.0 million square feet of office space in the Washington, D.C. area.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       54
--------------------------------------------------------------------------------

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 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    THE BECO PARK AT FORBES CENTER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                             LEASE ROLLOVER SCHEDULE

                                                                                 % OF TOTAL BASE   CUMULATIVE % OF
                # OF LEASES  AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %   RENTAL REVENUES    TOTAL RENTAL
   YEAR           ROLLING     PER SF ROLLING        ROLLING      OF SF ROLLING      ROLLING       REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------

    MTM              9             $8.85              1.5%           1.5%              1.4%             1.4%
--------------------------------------------------------------------------------------------------------------------
   2004              8             $11.16             6.1%           7.6%              7.3%             8.7%
--------------------------------------------------------------------------------------------------------------------
   2005             19             $10.13            23.1%           30.7%            25.1%            33.9%
--------------------------------------------------------------------------------------------------------------------
   2006             14             $10.94             9.6%           40.3%            11.3%            45.2%
--------------------------------------------------------------------------------------------------------------------
   2007             18             $10.84            16.0%           56.3%            18.7%            63.8%
--------------------------------------------------------------------------------------------------------------------
   2008              6             $10.73            11.4%           67.7%            13.1%            77.0%
--------------------------------------------------------------------------------------------------------------------
   2009             10             $9.50             18.0%           85.7%            18.3%            95.3%
--------------------------------------------------------------------------------------------------------------------
   2011              2             $12.62             2.1%           87.9%             2.9%            98.2%
--------------------------------------------------------------------------------------------------------------------
   2013              1             $9.75              1.3%           89.2%             1.4%            99.6%
--------------------------------------------------------------------------------------------------------------------
   2014              1             $11.00             0.3%           89.5%             0.4%            100.0%
--------------------------------------------------------------------------------------------------------------------
  Vacant            N/A             N/A              10.5%          100.0%             N/A              N/A.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       55
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     ORANGEFAIR MARKETPLACE SHOPPING CENTER
--------------------------------------------------------------------------------

     [MAP OMITTED]                                [PICTURE OMITTED]

                                                  [PICTURE OMITTED]

                               [PICTURE OMITTED]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       56
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     ORANGEFAIR MARKETPLACE SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
   CUT-OFF DATE PRINCIPAL BALANCE (1):  $35,925,742

   FIRST PAYMENT DATE:                  November 1, 2004

   MORTGAGE INTEREST RATE:              5.450% per annum

   AMORTIZATION TERM:                   360 Months

   ANTICIPATED REPAYMENT DATE:          October 1, 2014

   MATURITY DATE:                       October 1, 2034

   ARD BALANCE:                         $30,022,158

   INTEREST CALCULATION:                Actual/360

   CALL PROTECTION:                     Lockout/Defeasance: 116
   (PAYMENTS)                           Open: 4

   LOAN PER SF (1):                     $108

   UPFRONT RESERVES:                    Lease Up Reserve (2)          $2,000,000

                                        Estoppel Holdback Reserve (3) $250,000

                                        Construction Reserve (4)      $1,204,578

   ONGOING RESERVES - MONTHLY:          Tax and Insurance Reserve     Yes
                                        TI/LC Reserve (5)             $4,167

                                        Replacement Reserve (6)       $2,513

   LOCKBOX:                             Springing

   MEZZANINE:                           No (7)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:             Single Asset
 PROPERTY TYPE:                      Retail
 PROPERTY SUB-TYPE:                  Anchored
 LOCATION:                           Fullerton, CA
 YEAR BUILT/RENOVATED:               1958 / 2004
 SQUARE FEET:                        332,806
 OCCUPANCY AT U/W (8):               93%
 OWNERSHIP INTEREST:                 Fee

                                              % OF TOTAL        LEASE
 MAJOR TENANTS:                      NRSF        NRSF         EXPIRATION
 --------------                      ----        ----         ----------
 Burlington Coat Factory            75,000       22.5%         9/30/2010
 Circuit City (9)                   38,100       11.4%         1/31/2017
 Marshall's                         31,444       9.4%          1/31/2009

 PROPERTY MANAGEMENT:                       Summit Team, Inc.

                                                     9/30/2004
                                   12/31/2003       ANNUALIZED           U/W
                                   ----------       ----------           ---
 NET OPERATING INCOME:             $2,559,597       $3,248,985       $3,222,447

 NET CASH FLOW:                                                      $3,029,155

 DSCR:                                                               1.24x

 APPRAISED VALUE (10):             $40,500,000

 CUT-OFF DATE LTV RATIO (1):       88.7%

 ARD LTV RATIO:                    74.1%

--------------------------------------------------------------------------------

(1)  Based on a December 2004 Cut-off Date.

(2)  At closing, the borrower was required to provide a $2,000,000 Letter of
     Credit which will be released upon satisfaction of various conditions by
     April 1, 2006 including, but not limited to, the property generating an additional $254,000 of annual gross income and providing acceptable estoppels for tenants taking occupancy in the new building (8,500 SF) and other inline space (approximately 15,316 SF). Partial disbursements are allowed if certain income thresholds are achieved.

(3)  At closing, the borrower deposited $250,000 into a reserve account until acceptable estoppels and evidence of payment for tenant improvements are received for Coffee Bean, Baja Fresh, Juice It Up, and Moda Nails, new
     tenants at the property.

(4)  At closing, the borrower was required to deposit $1,204,578 in a reserve fund until Lender receives a satisfactory Certificate of Occupancy for a newly constructed 8,500 SF building.

(5)  The borrower is required to deposit $4,166.67 monthly into the TI/LC
     Reserve Fund, subject to a $200,000 cap. (6) The borrower is required to deposit $2,513 monthly into the Replacement Reserve Fund, subject to a
     $120,600 cap. (7) Members of the borrower are permitted to incur future mezzanine debt that is secured solely by a pledge of their membership interests in the borrower.

(8)  Occupancy at U/W is based on the November 8, 2004 rent roll.

(9)  Anchor owned store that is subject to a ground lease.

(10) The Orangefair Marketplace Shopping Center Appraised Value is the value as of 8/10/2004. After completion of additional construction, the value is projected to be $45,700,000, which equates to a 78.6% LTV ratio.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       57
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     ORANGEFAIR MARKETPLACE SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

o    Orangefair Marketplace Shopping Center is a 332,806 SF anchored, retail shopping center located in Fullerton, California approximately five miles north of Anaheim. Built in 1958 with expansions and renovations through
     2004, the collateral consists of 11 buildings comprised of one anchor building, six in-line retail buildings, two pad retail buildings, one full-service restaurant, and one fast- food restaurant situated on a
     25.93-acre site. Located in the heart of a thriving retail corridor of
     Orange County, the property is benefited by extensive street frontage, high population density, signalized points of access, and a traffic count in excess of 124,000.

o    The center has a diverse tenant mix. Anchor tenants comprise approximately
     60% of the center and include Burlington Coat Factory (22.5% of space/$5.50/SF/lease expiration September 2010), Circuit City (anchor-owned space/ground lease payments of $10/SF), Marshall's (9.4% of space/$5.66/SF/January 2009 expiration), Michael's (6.3% of space/12.65/SF/February 2006 expiration), Bally Total Fitness (6.8% of space/$4.80/SF for ground lease), and Dollar Tree (3.9% of the space/$9.50/SF/lease expiration January 2009). There are over 20 inline tenants (123,921 SF) consisting of apparel, specialty shops, food service, and dining establishments.

o    Burlington Coat Factory reported sales for 2002 of $95.00/SF with an occupancy cost of 9.4%. Sales for 2003 were $93.00/SF with an occupancy cost of 9.6%. Burlington also houses its regional offices at this location.
     Circuit City, the second largest tenant, had sales of $332/SF in 2002,
     $326/SF in 2003, and $341/SF over the 12 months ending in June 2004.
     Marshall's reported sales in 2002 of $202/SF with an occupancy cost of 4.5%
     and sales of $200/SF in 2003 with an occupancy cost of 4.6%.

o    Recent major renovation at a cost of $6.5 million includes the facade renovation of the in-line buildings and the construction of a new 8,500 SF building and pedestrian walkways, after the demolition of a 19,600 SF space. The 8,500 SF space is 100% leased to Baja Fresh ($30/SF), Coffee
     Bean ($28.80/SF), Nutri Shop ($36/SF), Juice It Up ($34.80/SF), Moda Nails
     ($33.60/SF), and Cold Stone Creamery ($32.70/SF) with all tenants scheduled to open in March and April 2005.

o    Occupancy at the property is currently 93% with a borrower projected stabilized occupancy of 96%. Occupancy for the Orange County-North submarket, was reported to be 97.8% as of the 2Q04 Reis Report.

o    Rental rates at the subject property are below market, in part due to the recent renovations. The market rent for anchor space ranges from $7.09/SF to $21/SF, while the subject's average anchor rent is $7.30/SF. Non anchor rents in the market average $22.43/SF, with non-anchor rents at the subject averaging $16.73/SF.

o    The population within a one, three, and five-mile ring of the subject is
     35,037, 247,768, and 597,246, respectively. The median household income within a one, three, and five-mile ring is $43,752, $47,292, and $51,251.

o    The borrower, Orangefair Marketplace, LLC is controlled by Columbus Pacific
     Properties, Ltd. Since establishment in 1995, Columbus Pacific Properties has acquired and redeveloped 11 retail properties, currently owning seven located in California, Ohio, and Indiana totaling 963,000 SF with an average occupancy of 92%. Summit Team, Inc., the property manager, is headquartered in Fountain Valley, CA, approximately 12 miles south of the subject. The company has been in the business of managing shopping centers for over 40 years. Summit Team currently manages 35 properties totaling
     2,305,933 SF of retail space in Southern California, with an occupancy of approximately 98%.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       58
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     ORANGEFAIR MARKETPLACE SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                             LEASE ROLLOVER SCHEDULE

                                                                                 % OF TOTAL BASE   CUMULATIVE % OF
                # OF LEASES  AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %   RENTAL REVENUES    TOTAL RENTAL
   YEAR           ROLLING     PER SF ROLLING        ROLLING      OF SF ROLLING      ROLLING       REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------

    MTM              3             $21.31             0.9%            0.9%            1.9%             1.9%
--------------------------------------------------------------------------------------------------------------------
   2005              1             $16.00             2.7%            3.6%            4.4%             6.2%
--------------------------------------------------------------------------------------------------------------------
   2006              3             $14.12             6.9%            10.5%           9.9%             16.1%
--------------------------------------------------------------------------------------------------------------------
   2007              5             $14.10             9.1%            19.6%           13.0%            29.1%
--------------------------------------------------------------------------------------------------------------------
   2008              2             $14.55             5.1%            24.8%           7.6%             36.7%
--------------------------------------------------------------------------------------------------------------------
   2009              3             $7.60             13.9%            38.7%           10.7%            47.4%
--------------------------------------------------------------------------------------------------------------------
   2010              3             $7.09             24.6%            63.3%           17.6%            65.0%
--------------------------------------------------------------------------------------------------------------------
   2011              2             $13.19             6.4%            69.6%           8.5%             73.4%
--------------------------------------------------------------------------------------------------------------------
   2012              3             $18.31             3.7%            73.3%           6.8%             80.3%
--------------------------------------------------------------------------------------------------------------------
   2013              1             $4.80              6.8%            80.1%           3.3%             83.6%
--------------------------------------------------------------------------------------------------------------------
   2015              3             $31.69             1.5%            81.6%           4.9%             88.4%
--------------------------------------------------------------------------------------------------------------------
  > 2015             1             $10.00            11.4%            93.1%           11.6%            100%
--------------------------------------------------------------------------------------------------------------------
  Vacant             3              N/A               6.9%            100%             N/A              N/A
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       59
--------------------------------------------------------------------------------

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-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PERSHING PARK PLAZA
--------------------------------------------------------------------------------

     [MAP OMITTED]                           [PICTURE OMITTED]

                               [PICTURE OMITTED]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       60
--------------------------------------------------------------------------------

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 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PERSHING PARK PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE (1):      $29,500,000

FIRST PAYMENT DATE:                      December 11, 2004

MORTGAGE INTEREST RATE:                  5.450% per annum

AMORTIZATION TERM:                       Interest only (2)

ANTICIPATED REPAYMENT DATE:              November 11, 2009

MATURITY DATE:                           November 11, 2034

ARD BALANCE:                             $29,500,000

INTEREST CALCULATION:                    Actual/360

CALL PROTECTION:                         Lockout/Defeasance: 55
(PAYMENTS)                               Open: 5

LOAN PER SF (1):                         $185

UPFRONT RESERVES:                        Repair Reserve (3)      $500,000

                                         TI/LC Reserve (4)       $1,225,934

                                         Free Rent Reserve (5)   $3,978,264

ONGOING RESERVES - MONTHLY:              None

ESCROW:                                  NSI Escrow (6)

LOCKBOX:                                 Hard

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                  Single Asset

PROPERTY TYPE:                           Office

PROPERTY SUB-TYPE:                       CBD

LOCATION:                                Atlanta, GA

YEAR BUILT/RENOVATED:                    1998 / N/A

SQUARE FEET:                             159,103

OCCUPANCY AT U/W (7):                    100%

OWNERSHIP INTEREST:                      Fee

                                                         % OF
                                                         TOTAL           LEASE
MAJOR TENANTS                            NRSF             NRSF        EXPIRATION
-------------                            ----             ----        ----------
Jones Day                              136,766           86.0%         11/1/2020
NSI/Urbana                              18,881           11.9%          2/1/2006
Urbana - Management Office               3,456            2.2%          6/1/2009

PROPERTY MANAGEMENT:                   Urbana Realty Advisors, LLC

                                           U/W (8)
                                           -------
NET OPERATING INCOME:                   $2,664,984

NET CASH FLOW:                          $2,592,081

DSCR:                                   1.59X

APPRAISED VALUE:                        $42,000,000

CUT-OFF DATE LTV RATIO (1):             70.2%

ARD LTV RATIO:                          70.2%

--------------------------------------------------------------------------------

(1)  Based on a December 2004 Cut-off Date.

(2)  The loan is interest only through ARD, followed by hyper-amortization.

(3)  At closing, the borrower was required to deposit $500,000 into a repair reserve to fund any extraordinary capital expenditures during the loan term.

(4)  At closing, the borrower was required to deposit $1,225,934 into a TI/LC reserve to fund certain anticipated tenant improvements and leasing commissions.

(5)  At closing, the borrower was required to deposit $3,978,264 into a free rent reserve to fund shortfalls in debt service payments and operating expenses during the free rent period granted to Jones Day pursuant to the terms of its lease.

(6)  At closing of the acquisition of the Pershing Park Plaza and funding of the loan, the seller deposited $833,915 with the title company to cover rent for NSI/Urbana's space (18,881 SF) and the management office space (3,456
     SF) at rents of $28/SF for the period between 11/2004 and 2/2006.

(7)  Occupancy at U/W is based on the July 1, 2004 rent roll.

(8)  Historical financials are not available as the property was acquired by the borrower in November 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       61
--------------------------------------------------------------------------------

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 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PERSHING PARK PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

o    Pershing Park Plaza is a Class A+ office building well located in the midtown area of Atlanta, GA, approximately three miles north of the central business district. The 159,103 SF building is 100% occupied by the Jones
     Day law firm and National Service Industries. Jones Day, paying rents of
     $24.44/SF NNN over 2004 base year stops, occupies 85.9% of the net rentable area under a lease that extends through November 2020. Jones Day is one of the largest law firms in the country with 2,200 lawyers in 29 locations worldwide. National Service Industries ("NSI") leases the remainder of the building through February 1, 2006 at a rental rate of $15/SF.

o    Pursuant to their lease, Jones Day was granted a free rent period for the first 19 months of the lease term. The free rent period expires on February
     11, 2006. At closing, the borrower established a free rent reserve in the amount of $3,978,264.02 which will be held by the lender for the payment of rents that would be payable by Jones Day but for a certain free rent period granted to Jones Day under the lease agreement. In the event of any shortfall in any debt service payment or default under the loan documents which can be cured by the payment of money, the lender will use the free rent reserve to cover such shortfall or cure such default, as applicable.

o    NSI, a former owner of the Subject, currently occupies 18,881 SF of space at the property, at an undermarket rent of approximately $15/SF. The NSI lease was signed upon NSI's sale of the Subject to Urbana in May 2002. In connection with the sale of the Subject by Urbana to the mortgage borrower,
     Urbana deposited $833,915, in cash, with the title company, which funds are disbursed monthly to the borrower, as rent for the NSI space based upon a rent of $28/SF (plus rent on Urbana office space at $28/SF). In exchange, any rent paid directly by NSI to the borrower is in turn paid to Urbana.

o    Constructed in 1988, the eight-story building is in excellent condition and has strong curb appeal including a courtyard with fountains and granite curtain wall. The building's main foyer has 40-foot vaulted ceilings and marble walls. Amenities include outdoor dining, full-service executive dining, gym, spa, and the second highest window-to-floor ratio in the city.
     A four-level underground parking garage offers tenants 413 parking spaces
     (2.6/1000 SF).

o    The largest tenant, Jones Day has a staff of more than 2,200 lawyers in 29 locations including more than 100 lawyers in Pershing Park Plaza. The
     "American Law Top 100 List" ranks Jones Day number three behind Skadden,
     Arps, Slate Meagher & Flom LLP and Baker & McKenzie. Jones Day invested
     $70/SF to complete their tenant improvements above the standard building allowance. They built out the top floor at their own cost to establish a high quality law library, expanded the outdoor eating area, and expanded the elevator's access throughout the building. Their improvements include gold leaf design on interior corridors, $150 door hinges, a remodeled gym and spa, and executive dining facilities. Jones Day uses the lower level space for its back office staff as well.

o    National Service Industries ($15/SF; 12% NRA; lease exp. 11/1/06) is a diversified industrial company with two separate businesses. The first,
     National Linen Service, competes in the textile rental segment providing linens and dust control products. The second, Atlantic Envelope Company, supplies specialty envelopes and office products to direct marketing, packaging, resort, healthcare and hospitality companies. Established in
     1893, National Service Industries was a public company traded on NYSE since
     1944, until California Investment Fund took them private in 2003.

o    The property benefits from excellent access via the 17th Street Bridge, renowned architecture, and central location. The 17th Street Bridge provides immediate access to Interstate 75. The overall reputation for
     Atlanta's Midtown market is growing as many tenants are looking to locate in an area that lends itself to a professional lifestyle, access to the suburbs, abundant parking, and reduced safety concerns. The property is located near Atlanta's major modern art museum, the city's premier hotels, numerous restaurants, and Ansley Park, regarded as one of the most affluent residential areas in Atlanta.

o    The borrower under the loan is Pershing Park Owner Corporation, a single purpose, Delaware corporation. The sponsors are high net worth clients of
     Falcon Real Estate Advisors, Ltd. ("Falcon"), a real estate advisory firm based in New York City that specializes in real estate acquisitions and provides on-going asset management services on behalf of passive foreign investors. Falcon maintains operational control over the property and has a fiduciary responsibility to the borrower through an approved asset management agreement.

o    The property manager is Urbana Realty Advisors, an experienced developer, owner and manager of office, multifamily, hotel and mixed-use properties, headquartered in Atlanta, Georgia. They use their development capabilities in concert with management and leasing services to offer their clients full-service real estate strategies for their investments.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       62
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-------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       63
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 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    SHOPPES OF PARADISE ISLE SHOPPING CENTER
--------------------------------------------------------------------------------

     [MAP OMITTED]                           [PICTURE OMITTED]

                               [PICTURE OMITTED]

                               [PICTURE OMITTED]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       64
--------------------------------------------------------------------------------

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 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    SHOPPES OF PARADISE ISLE SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
   CUT-OFF DATE PRINCIPAL BALANCE (1):    $28,000,000

   FIRST PAYMENT DATE:                    January 1, 2005

   MORTGAGE INTEREST RATE:                5.910% per annum

   AMORTIZATION TERM:                     360 months

   MATURITY DATE:                         December 1, 2014

   MATURITY BALANCE:                      $23,679,053

   INTEREST CALCULATION:                  Actual/360

   CALL PROTECTION:                       Lockout/Defeasance: 117
   (PAYMENTS)                             Open: 3

   LOAN PER SF (1):                       $162

   UPFRONT RESERVES:                      Stabilization Reserve (2)  $4,000,000

                                          Rent Reserve (3)           $150,000

   ONGOING RESERVES - MONTHLY:            Tax and Insurance Reserve  Yes

                                          TI/LC Reserve              $3,500

                                          Replacement Reserve        $2,155

   LOCKBOX:                               None

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                  Single Asset
PROPERTY TYPE:                           Retail
PROPERTY SUB-TYPE:                       Anchored
LOCATION:                                Destin, FL
YEAR BUILT/RENOVATED:                    2004 / N/A
SQUARE FEET:                             172,350

OCCUPANCY AT U/W (4):                    84%
OWNERSHIP INTEREST:                      Fee

                                                     % OF
                                                     TOTAL        LEASE
MAJOR TENANTS                            NRSF        NRSF       EXPIRATION
-------------                            ----        ----       ----------
Best Buy                                 29,920      17.4%      1/31/2020
Linens N Things                          26,210      15.2%      1/31/2015
Office Depot                             21,402      12.4%      12/31/2015

PROPERTY MANAGEMENT:                     Interface Properties, Inc.

                                            U/W (5)
                                            -------
NET OPERATING INCOME:                     $2,710,937

NET CASH FLOW:                            $2,589,744

DSCR:                                     1.30x

APPRAISED VALUE (6):                      $35,000,000

CUT-OFF DATE LTV RATIO (1):               80.0%

MATURITY LTV RATIO:                       67.7%

--------------------------------------------------------------------------------

(1)  Based on a December 2004 Cut-off Date.

(2)  The borrower was required, at closing, to make a deposit of $4,000,000 into a reserve fund. The funds will be released to borrower, on or before a specified date when specific tenants, including Office Depot and
     Thomasville are open for business and paying rent; construction of the entire center is completed; and additional leases are executed with tenants in place, open for business and paying rent sufficient to support a DSCR of no less than 1.20x. Partial disbursements are allowed if certain income thresholds are achieved.

(3)  The borrower was required, at closing, to make a deposit of $150,000 to be drawn from monthly to offset the fact that Thomasville and Office Depot were not paying rent at the time of closing. After each of the first three
     P & I payments, $50,000 will be returned to the borrower.

(4)  Occupancy at U/W is based on the November 1, 2004 rent roll.

(5)  Historical financials are not applicable as the property is newly constructed.

(6)  The Shoppes of Paradise Isle Shopping Center Appraised Value is the value as of 12/1/2004. After completion of additional construction, the value is projected to be $36,000,000, which equates to a 77.8% LTV ratio.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       65
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    SHOPPES OF PARADISE ISLE SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

o    Shoppes at Paradise Isle is a Class A, anchored, retail shopping center, located in Destin, Florida, a major resort and vacation destination. The property is well situated on US Highway 98/Emerald Coast Parkway, the major east/west commercial artery carrying the bulk of the area's traffic flow, and Hutchinson Road, an extension of Mid Bay Bridge Road, which provides connections to the Interstate 25 miles to the north.

o    Built in 2004, the 172,350 square foot center consists of five multi-tenant retail buildings situated on 17.57 acres. Exterior improvements are of excellent quality construction and sustained no major damage during recent hurricanes.

o    Major tenants include Best Buy (17.4% NRA/ $18.50 SF/ January 2020), Linen
     N Things (15.2%/ $12.72/ January 2015 lease expiration), Office Depot
     (12.4%/ $15.00/ December 2015), Michael's (12.4%/ $11.95/ February 2015),
     PetsMart (12.3%/ $15.00/ September 2019), and Classic Design Furnishings
     dba Thomasville (8.6%/ $19.75/ January 2020). Approximately 78% of the
     subject is under long-term (10-15 years) leases to anchor/credit tenants.
     In addition to the major tenants, the center has 37,378 square feet of in-line space.

o    Since construction was recently completed, the property is currently 84%
     leased with a borrower projected stabilized occupancy of 97%. Tenants who are currently open for business are Best Buy, Linens N Things, Michael's, and PetsMart, which comprise 57% of the total square footage. Two anchor tenants, Classic Design Furnishings dba Thomasville and Office Depot, are
     scheduled to open for business in February 2005, increasing occupancy to
     78%. A total of 9,200 SF is currently leased to non-anchor tenants who are scheduled to open for business during the next 5 months.

o    The property, situated at a strong retail intersection, competes well in its sub-market with average rental rates for anchor tenants at $15.37/SF and $25.91/SF for in-line tenants. Although there is no published 3rd party data covering the sub-market, an independent survey determined the average occupancy to be 98%. For anchor tenants, average rent is reportedly
     $16.00/SF. For local space, the average rent is $25.00/SF.

o    The average daily traffic count for 2003 at the intersection where the property is located was 58,800. Housing data indicates that the annual compounded growth rate between 1990 and 2004 was 5.44% within a 3-mile radius of the property and 4.46% within a 5-mile radius for the same period. There are several large PUD's bordering the property with homes priced from $350,000 to $1,500,000.

o    The Borrower, MPKG Destin, LLC is a bankruptcy remote, single purpose entity controlled by Michael Puder, Kenneth J. Goodman, and Edward Barnes.
     Mr. Puder has over 25 years experience in real estate development and ownership. Mr. Goodman is the president of Interface Development, LLC, a commercial real estate owner and developer, based in Boca Raton, Florida.
     Since 1999, Mr. Goodman has developed four Wal-Mart Supercenters, a Costco, a Home Depot, and a Starbucks with a value in excess of $67 million.

o    Interface Properties, Inc, an affiliate of the Borrower is the property manager. Interface Properties, Inc., headquartered in Boca Raton, Florida, manages a portfolio of six shopping centers totaling approximately 275,000
     SF.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       66
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    SHOPPES OF PARADISE ISLE SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                             LEASE ROLLOVER SCHEDULE

                                                                                 % OF TOTAL BASE   CUMULATIVE % OF
                # OF LEASES  AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %   RENTAL REVENUES    TOTAL RENTAL
   YEAR           ROLLING     PER SF ROLLING        ROLLING      OF SF ROLLING      ROLLING       REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------

   2005              0             $0.00              0.0%            0.0%            0.0%              0.0%
--------------------------------------------------------------------------------------------------------------------
   2006              0             $0.00              0.0%            0.0%            0.0%              0.0%
--------------------------------------------------------------------------------------------------------------------
   2007              0             $0.00              0.0%            0.0%            0.0%              0.0%
--------------------------------------------------------------------------------------------------------------------
   2008              0             $0.00              0.0%            0.0%            0.0%              0.0%
--------------------------------------------------------------------------------------------------------------------
   2009              0             $0.00              0.0%            0.0%            0.0%              0.0%
--------------------------------------------------------------------------------------------------------------------
   2010              3            $102.00             2.4%            2.4%           16.3%             16.3%
--------------------------------------------------------------------------------------------------------------------
   2012              1             $25.00             2.9%            5.3%            4.8%             20.1%
--------------------------------------------------------------------------------------------------------------------
   2015              3             $13.19            40.0%            45.4%          34.6%             55.6%
--------------------------------------------------------------------------------------------------------------------
  > 2015             3             $17.69            38.3%            83.7%          44.4%             100.0%
--------------------------------------------------------------------------------------------------------------------
  Vacant            N/A             N/A              16.3%           100.0%           N/A               N/A
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       67
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          1300 PARKWOOD OFFICE BUILDING
--------------------------------------------------------------------------------

     [MAP OMITTED]                               [PICTURE OMITTED]

                                [PICTURE OMITTED]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       68
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          1300 PARKWOOD OFFICE BUILDING
--------------------------------------------------------------------------------
CUT-OFF DATE PRINCIPAL BALANCE (1):     $27,500,000

FIRST PAYMENT DATE:                     November 11, 2004

MORTGAGE INTEREST RATE:                 5.290% per annum

AMORTIZATION TERM:                      Interest only (2)

ANTICIPATED REPAYMENT DATE:             October 11, 2009

MATURITY DATE:                          October 11, 2034

ARD BALANCE:                            $27,500,000

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Lockout/Defeasance: 55
(PAYMENTS)                              Open: 5

LOAN PER SF (1):                        $130

UPFRONT RESERVES:                       Engineering Reserve (3) $350,000

                                        Free Rent Reserve (4)   $1,939,667

ONGOING RESERVES - MONTHLY:             None

ESCROW:                                 GE Escrow(5)

LOCKBOX:                                Hard

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:                Single Asset

 PROPERTY TYPE:                         Office

 PROPERTY SUB-TYPE:                     Suburban

 LOCATION:                              Atlanta, GA

 YEAR BUILT/RENOVATED:                  1989 / N/A

 SQUARE FEET:                           210,733

 OCCUPANCY AT U/W (6):                  90%

 OWNERSHIP INTEREST:                    Fee

                                                  % OF TOTAL        LEASE
 MAJOR TENANTS:                           NRSF       NRSF        EXPIRATION
 --------------                           ----       ----        ----------
 General Electric                       146,340      69.4%        3/1/2014
 Omnicorp                                10,016      4.8%        10/1/2010
 Image Design                             8,919      4.2%        10/1/2005

 PROPERTY MANAGEMENT:                   NAI Brannen/Goddard, LLC

                                        12/31/2003      5/31/2004         U/W
                                        ----------      ---------         ---
 NET OPERATING INCOME:                  $2,858,139      $2,408,502    $2,468,005

 NET CASH FLOW:                         $2,711,668      $2,262,031    $2,321,534

 DSCR:                                                                1.57x

 APPRAISED VALUE:                       $40,000,000

 CUT-OFF DATE LTV RATIO (1):            68.8%

 ARD LTV RATIO:                         68.8%

--------------------------------------------------------------------------------

(1)  Based on a December 2004 Cut-off Date.

(2)  The loan is interest only through ARD, followed by hyper-amortization.

(3)  At closing, the borrower was required to deposit $350,000 into a general reserve to fund any extraordinary capital expenditures during the loan term.

(4)  At closing, the borrower was required to deposit a $1,939,667 letter of credit for shortfalls in debt service payments during the free rent period granted to General Electric Company pursuant to the terms of its lease.

(5)  At closing of the acquisition of 1300 Parkwood and funding of the loan, the seller deposited $4,369,880 in cash with the title company which is now being released monthly to the mortgage loan borrower as rent that would otherwise be due on the GE Energy space during the free rent period as well as some additional vacant space at the property.

(6)  Occupancy at U/W is based on the July 1, 2004 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       69
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          1300 PARKWOOD OFFICE BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

o    1300 Parkwood is a 210,733 SF, ten-story Class A office building situated on 4.6 acres of land in northwestern Atlanta, Georgia, approximately 10 miles from the CBD.

o    The property is 68.4% occupied by S&P/Moody's AAA/Aaa credit rated General
     Electric Company ($21/SF; 69% NRA; lease exp. 3/1/14). General Electric
     Company ("GE") uses the space for its GE Energy division. Annual rent bumps of 2% occur each year throughout GE's lease term.

o    GE executed its lease in April of 2004 and was given approximately 24 months of free rent. At closing of the acquisition of the property and funding of the loan, the seller deposited $4,369,880 in cash with the title company which is now being released monthly to the mortgage loan borrower as rent that would otherwise be due on the GE Energy space during the free rent period as well as some additional vacant space at the property. In addition, the mortgage loan borrower provided the lender with a $1,939,667 letter of credit in order pay shortfalls in debt service during the GE free rent period.

o    Built in 1989, the interior lobby has modern and natural elements that give the entrance a clean feel. Set back approximately 50 feet off from its street entrance and complemented with fountains and sculptures, the property boasts amenities such as a full service cafeteria, showers, locker rooms, and ample covered parking (522 spaces or 3.25/1000 SF).

o    Headquartered in Atlanta, Georgia, GE Energy is a global leader in the design and manufacture of gas, nuclear, wind and steam-driven power generation plants. A wholly owned subsidiary and one of General Electric's largest divisions (13.8% of consolidated revenues in 2003), GE Energy serves utility, government and industrial customers worldwide with products and services related to energy production, distribution and management.

o    The remaining non-GE occupied space consists of 64,393 SF (18.7% of NRA)
     and contains 6 tenants whose spaces vary from 3,000 SF to 10,000 SF. They include: Omnicorp Realty ($21/SF; 5% NRA; lease exp. 10/1/10), Image Design
     ($26/SF; 4% NRA; lease exp. 10/1/05), McCormick & Von Mehren ($24/SF; 3%
     NRA; lease exp. 2/1/07), 3C Software ($21/SF; 3% NRA; lease exp. 1/1/12),
     AAA Mortgage ($14/SF; 1.5% NRA; lease exp. 12/1/05) and Penara Cafe ($4/SF;
     2% NRA; lease exp. 12/1/10). Only the leases for Image Design and AAA
     Mortgage roll during the loan term. According to the appraiser, 1300
     Parkwood is earning rents that are in line with the submarket average of
     $21.89/SF.

o    Within a one-mile radius, the population increased 47.0% from 1990 to 2003
     (3,419 residents) and additional growth of 13.8% is projected through 2008.
     The average household income in 2003 was $67,878 and household growth from
     1990 to 2003 was 40.6%. Household growth is projected to increase 11.5% by
     2008.

o    The borrower under the loan is 1300 Parkwood Owner Corporation, a single purpose, Delaware corporation. The sponsors are high net worth clients of
     Falcon Real Estate Advisors, Ltd. ("Falcon"), a real estate advisory firm based in New York City that specializes in real estate acquisitions and provides on-going asset management services on behalf of passive foreign investors. Falcon maintains operational control over the property and has a fiduciary responsibility to the borrower through an approved asset management agreement.

o    NAI/Brannen Goddard is a full-service commercial real estate firm headquartered in Atlanta, Georgia. The company employs over 110 professionals with experience in all real estate disciplines. They currently manage over six million square feet of space throughout the
     Atlanta area.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       70
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          1300 PARKWOOD OFFICE BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                             LEASE ROLLOVER SCHEDULE

                                                                                 % OF TOTAL BASE   CUMULATIVE % OF
                # OF LEASES  AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %   RENTAL REVENUES    TOTAL RENTAL
   YEAR           ROLLING     PER SF ROLLING        ROLLING      OF SF ROLLING      ROLLING       REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------

   MTM               4            $0.00               1.9%            1.9%             0.0%            0.0%
--------------------------------------------------------------------------------------------------------------------
  2005               2            $22.75              5.7%            7.6%             7.2%            7.2%
--------------------------------------------------------------------------------------------------------------------
  2007               2            $24.00              3.4%            10.9%            4.5%            11.7%
--------------------------------------------------------------------------------------------------------------------
  2010               2            $16.18              6.6%            17.5%            6.0%            17.7%
--------------------------------------------------------------------------------------------------------------------
  2012               1            $20.79              2.8%            20.3%            3.3%            21.0%
--------------------------------------------------------------------------------------------------------------------
  2014               2            $20.34             69.4%            89.8%           79.0%           100.0%
--------------------------------------------------------------------------------------------------------------------
 Vacant             N/A            N/A               10.2%           100.0%            N/A              N/A
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       71
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              RIVER ROAD APARTMENTS
--------------------------------------------------------------------------------

     [MAP OMITTED]                                [PICTURE OMITTED]

     [PICTURE OMITTED]                            [PICTURE OMITTED]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

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--------------------------------------------------------------------------------
                              RIVER ROAD APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
   CUT-OFF DATE PRINCIPAL BALANCE (1):  $26,500,000

   FIRST PAYMENT DATE:                  November 1, 2004

   MORTGAGE INTEREST RATE:              5.550% per annum

   AMORTIZATION TERM:                   36 months interest only, 360 month
                                        amortization schedule thereafter.

   MATURITY DATE:                       October 1, 2014

   MATURITY BALANCE:                    $23,735,233

   INTEREST CALCULATION:                Actual/360

   CALL PROTECTION:                     Lockout/Defeasance: 117
   (PAYMENTS)                           Open: 3

   LOAN PER UNIT:                       $36,202

   UPFRONT RESERVES:                    Replacement Reserve (2) $293,600

   ONGOING RESERVES - MONTHLY:          Tax Reserve             Yes
                                        Insurance Reserve (3)   Springing

                                        Replacement Reserve (4) Springing

   LOCKBOX:                             None

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
   SINGLE ASSET/PORTFOLIO:          Single Asset

   PROPERTY TYPE:                   Multifamily

   PROPERTY SUB-TYPE:               Conventional

   LOCATION:                        Indianapolis, IN

   YEAR BUILT/RENOVATED:            1987/NA

   UNITS:                           732

   OCCUPANCY AT U/W (5):            93%

   OWNERSHIP INTEREST:              Fee

   PROPERTY MANAGEMENT:             Mid-America Management Corporation

                                                    8/31/2004
                                    12/31/2003     ANNUALIZED        U/W
                                    ----------     ----------        ---
   NET OPERATING INCOME:            $2,019,528     $2,212,196    $2,409,499

   NET CASH FLOW:                                                $2,211,589

   DSCR:                                                         1.22x

   APPRAISED VALUE:                 $34,000,000

   CUT-OFF DATE LTV RATIO (1):      77.9%

   MATURITY LTV RATIO:              69.8%

--------------------------------------------------------------------------------

(1)  Based on a December 2004 cut-off date.

(2)  The Replacement Reserve was established at closing to fund ongoing repairs and replacements.

(3)  If the borrower does not furnish satisfactory evidence that the River Road
     Apartments Property is insured under satisfactory blanket policies of insurance, the borrower must begin making monthly payments into an
     Insurance Reserve.

(4)  The borrower is required to deposit $16,492.50 per month into a Replacement
     Reserve when amounts on deposit therein fall below $293,600, and such monthly payments will continue until the balance of $293,600 has been achieved.

(5)  Occupancy is based on the September 2, 2004 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       73
--------------------------------------------------------------------------------

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-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              RIVER ROAD APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

o    River Road Apartments is a 732-unit, Class-B multifamily complex located in
     Indianapolis, Indiana. The property consists of 42 two-story apartment buildings in a garden style project, which was constructed in 1987. The project unit mix consists of 500 one-bedroom units and 232 two-bedroom units. Project amenities include a two-story clubhouse with a party room, changing rooms and a fitness center. Also, there is a pool, tennis courts, mature landscaping, and five ponds, which offer a recreational and scenic amenity. Each building houses a laundry room. The complex contains 1241 parking spaces, 127 carports, and 49 garages. Unit amenities include standard kitchen appliances, microwaves, patios/balconies, and washer/dryer connections.

o    River Road Apartments is located in the northeast quadrant of Indianapolis,
     Marion County, Indiana, and within the sub-market of Castleton. The property is located approximately 11 miles north of the Central Business
     District, in close proximity to major employment centers and high-end retail developments. The neighborhood has an excellent infrastructure with easy access to many major thoroughfares including Interstate 465.

o    Average rents at the property are $542 per month for one-bedroom units and
     $726 per month for two-bedroom units. The occupancy is 93% per the
     September 2, 2004 rent roll. According to the second quarter survey data from REIS, Inc., the Indianapolis MSA had an overall market vacancy rate of
     10.4% and the Castleton sub-market reflected an average vacancy rate of
     6.4%.

o    Population and household growth in the Indianapolis MSA has historically outpaced the state and national growth rates. Within the Indianapolis MSA, the Services, Trade Transportation and Utilities, Government, and
     Manufacturing sectors employ most of the workforce - approximately 85%.
     With respect to unemployment, the Indianapolis MSA has consistently out performed the state and the nation for the past several years.

o    The borrowing entity, River Road Court, LLC, is a newly formed special purpose entity. The Columbus-Indianapolis Limited Partnership and Eryk I
     and O Partnership each own 50% of the borrowing entity. These sponsors own five multi-family properties, which contain 2,453 units.

o    The property manager is Mid-America Management Corporation, which is an affiliate of the borrowing entity. Mid-America was founded in 1967 and is headquartered in Cleveland, OH. The company currently manages 6,392 multi-family units in 17 apartment communities in five states, 2.7 million square feet of commercial space in five states, and 1.7 million square feet of retail space in six states.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       74
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-------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       75
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-------------------------------------------------------------------------------
 CSFB 2004-C5       COLLATERAL AND STRUCTURAL TERM SHEET       DECEMBER 3, 2004
-------------------------------------------------------------------------------

   CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                    REAL ESTATE DEBT CAPITAL MARKETS
-------------------------------------------------------------------------------------------------------
 CONTACT                       PHONE                FAX                     E-MAIL

 BARRY POLEN
 DIRECTOR                     212.325.3295          212.325.8104           barry.polen@csfb.com

 CHRIS ANDERSON
 DIRECTOR                     212.325.3295          212.743.4790           chris.anderson@csfb.com

 ANDREW WINER
 VICE PRESIDENT               212.325.3295          212.743.4521           andrew.winer@csfb.com

 DEREK BARCELONA
 VICE PRESIDENT               212.325.2648          212.743.5830           derek.barcelona@csfb.com

 JASON FRUCHTMAN
 ASSOCIATE                    212.325.3492          212.743.4827           jason.fruchtman@csfb.com

 MARTIN GILLIGAN
 ASSOCIATE                    212.325.3295          212.743.4618           martin.gilligan@csfb.com

 JASON KAHN
 ANALYST                      212.325.4426          212.743.4751           jason.kahn@csfb.com
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                        STRUCTURED FINANCE
-------------------------------------------------------------------------------------------------------
  CONTACT                      PHONE                FAX                    E-MAIL

 JEFFREY ALTABEF
 MANAGING DIRECTOR            212.325.5584          212.743.5227           jeffrey.altabef@csfb.com

 STEPHEN KROOTH
 VICE PRESIDENT               212.538.2507          212.743.4623           stephen.krooth@csfb.com

 PRASHANT RAJ
 ASSOCIATE                    212.538.5773          212.743.5171           prashant.raj@csfb.com

 SENAY DAWIT
 ASSOCIATE                    212.538.8734          212.743.4760           senay.dawit@csfb.com

 NICHOLAS DIAMOND
 ANALYST                      212.538.1808          917.326.7874           nicholas.diamond@csfb.com

 YOUSAF SAMI
 ANALYST                      212.325.5579          212.743.4860           yousaf.sami@csfb.com

 GAUTAM AGARWAL
 ANALYST                      212.538.9759          212.743.5314           gautam.agarwal@csfb.com

 VERNON BECKFORD
 ANALYST                      212.538.9346          212.743.5314           vernon.beckford@csfb.com
-------------------------------------------------------------------------------------------------------

   ABN AMRO INCORPORATED

-------------------------------------------------------------------------------------------------------
                                             CAPITAL MARKETS
-------------------------------------------------------------------------------------------------------
CONTACT                       PHONE                 FAX                    E-MAIL

STEVEN ADANG
DIRECTOR                      212.409.6206          212.409.5256           steven.adang@abnamro.com

KURT KALINE
VICE PRESIDENT                212.409.6204          212.409.5256           kurt.kaline@abnamro.com
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, ABN AMRO
Incorporated, KeyBanc Capital Markets, a Division of McDonald Investments Inc.
and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS
OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                       76
--------------------------------------------------------------------------------